As filed with the Securities and Exchange Commission on March 3, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
 REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4255

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
 New York, New York 10158-0180
(Address of Principal Executive Offices - Zip Code)
Registrant’s Telephone Number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer and President
 Neuberger Berman Advisers Management Trust
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
 New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549 0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders.
The following are copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Advisers Management Trust

Absolute Return
Multi-Manager Portfolio

S Class Shares

Annual Report

December 31, 2014

P0366 02/15

Absolute Return Multi-Manager Portfolio Commentary (Unaudited)

Neuberger Berman Advisers Management Trust Absolute Return Multi-Manager Portfolio (the "Fund") Class S posted a 0.10% return from its inception on May 1, 2014 through December 31, 2014. The Fund outperformed its primary benchmark, the HFRX Absolute Return Index, which generated a –0.26% return for the same period.

Despite several periods of heightened volatility, the U.S. stock market generated solid results during the reporting period. The market was supported by improving economic growth in the U.S., generally strong corporate profits and indications that the U.S. Federal Reserve (Fed) would be "patient" in terms of raising interest rates. Despite concerns over the potential for rising rates, the U.S. fixed income market again posted a positive return during the reporting period.

All of the Fund's strategies were modestly positive on a gross basis for the period. Equity long/short was the largest positive contributing strategy for the reporting period. In particular, gains from long positions offset losses from short positions. From a sector perspective, the largest contributors within this strategy were longs in Consumer Non-Cyclicals, Technology and Consumer Cyclicals, while the largest detractors were shorts in Consumer Non-Cyclicals and Financials and longs in Financials. Geographically, gains from North America outpaced losses from Europe and Asia.

Event-driven strategies were the second largest positive contributors to performance. Despite ultimately generating gains, these strategies faced several headwinds throughout the period that led to increased volatility. For example, several high profile deals fell apart in August and negative press about tax inversion mergers from July through mid-October culminated in further deal breaks. These events resulted in a downsizing of risk by many large hedge funds, which had a sliding price impact on the broad event-driven equity space.

The credit long/short strategy was the third largest positive contributor to performance. The largest contributing sectors within this strategy were Consumer Non-Cyclicals, Basic Materials and Financials, while Consumer Cyclicals detracted from results. From an asset class standpoint, gains were spread across asset classes and led by senior floating rate loans.

The subadvisers' use of forwards, options and swaps detracted from performance during the reporting period.

Looking ahead, we believe that equity long/short strategies may provide a compelling investment opportunity in 2015. The dynamics that support our view are the continued improvements to company fundamentals and our belief that correlations between stocks should remain low as increased volatility may lead to higher dispersion. We are also encouraged by the rapid pace of corporate activity that continued in December, with the volume of mergers and acquisitions and number of spinoffs for 2014 ending at levels not reached since before 2008. As companies continue to struggle to grow organically due to the slow growth environment, corporate cash balances remain historically high and financing for large companies remains cheap and easy, we anticipate the strong trend of corporate activity to persist as we head into 2015. Elsewhere within the Fund, our credit long/short subadviser remains positioned for potentially rising interest rates, with long positions in senior floating rate loans and short positions in fixed rate high yield bonds. While this was a headwind in 2014 when interest rates declined, we think it is prudent as we head into 2015.

Sincerely,

DAVID KUPPERMAN, JEFF MAJIT, IAN HAAS,
FRED INGHAM AND ERIC WEINSTEIN
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers and subadvisers. The opinions are as of the date of this report, and are subject to change without notice.

Absolute Return Multi-Manager Portfolio (Unaudited)

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
	Long	Short
Bank Loan Obligations	8.9%	—%
Common Stocks	67.3	(15.9)
Corporate Debt Securities	3.7	(0.1)
Exchange Traded Funds	0.6	(13.1)
Municipal Notes	0.5	—
Preferred Stocks	0.3	—
Purchased Options	0.4	—
Rights	0.0	—
Warrants	0.0	—
Short-Term Investments	21.2	—
Cash, receivables and other assets, less liabilities	26.2	—
Total	129.1%	(29.1)%

PERFORMANCE HIGHLIGHTS3

	Inception Date	Cumulative Total Return Ended 12/31/2014
Absolute Return Multi-Manager Portfolio Class S	05/01/2014	0.10%
HFRX Absolute Return Index[1,2]		–0.26%
S&P 500® Index[1,2]		10.85%
Barclays U.S. Aggregate Bond Index[1,2]		3.18%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratio for fiscal period 2014 was 4.03% for Class S shares (before expense reimbursements and/or fee waivers, if any). The estimated expense ratio was 2.73% for Class S shares after expense reimbursements and/or fee waivers. The expense ratios for fiscal period 2014 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. The S&P 500® and Barclays U.S. Aggregate Bond indices do not take into account any fees, expenses or tax consequences of investing in the individual securities they track. The HFRX Absolute Return Index does take into account fees and expenses of investing since it is based on the underlying hedge funds' net returns. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

Endnotes

1  The date used to calculate Life of Fund performance for the index is May 1, 2014, the Fund's commencement of operations.

2  The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. The index comprises all eligible hedge fund strategies including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The index employs a constituent weighting methodology that selects constituent funds which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly. The S&P 500® Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market. The Barclays U.S. Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and non-agency). Please note that investors cannot invest directly in any index. The S&P 500 and Barclays U.S. Aggregate Bond indices do not take into account any fees, expenses or tax consequences of investing in the individual securities they track. The HFRX Absolute Return Index does take into account fees and expenses of investing since it is based on the underlying hedge funds' net returns. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

3  The Fund is new and has limited operating history and, as such, the Fund's short-term results reflected on page 2 (from May 1, 2014 through December 31, 2014) will not necessarily be representative of the Fund's long-term performance. The Fund was relatively small during the period shown. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other mutual funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios (the "Funds") are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2015 Neuberger Berman Management LLC, distributor. All rights reserved.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2014 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/14

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ABSOLUTE RETURN MULTI-MANAGER PORTFOLIO

Actual	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Expenses Paid During the Period* 7/1/2014 – 12/31/2014
Class S	$1,000.00	$989.10	$16.75
Hypothetical (5% annual return before expenses)**
Class S	$1,000.00	$1,008.37	$16.91

*  Expenses are equal to the annualized expense ratio of 3.34%, multiplied by the average account value over the period, multiplied by 184/365 (to refelect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Schedule of Investments Absolute Return Multi-Manager Portfolio
12/31/14

NUMBER OF SHARES		VALUE†
Long Positions (102.9%)
Common Stocks (67.3%)
Aerospace & Defense (1.5%)
639	B/E Aerospace, Inc.	$37,075	*Ø
960	Exelis, Inc.	16,829£	Ø
318	KLX, Inc.	13,117	*
106	MacDonald Dettwiler & Associates Ltd.	8,663	Ø
425	United Technologies Corp.	48,875	Ø
		124,559
Airlines (0.1%)
100	American Airlines Group, Inc.	5,363	Ø
48	Republic Airways Holdings, Inc.	700	*Ø
		6,063
Auto Components (2.6%)
22	Continental AG	4,641	Ø
1,385	TRW Automotive Holdings Corp.	142,447	*£Ø
705	Visteon Corp.	75,336	*£Ø
		222,424
Banks (3.6%)
1,469	Aozora Bank Ltd.	4,547	Ø
2,675	Bank of America Corp.	47,856	Ø
351	Cascade Bancorp	1,822	*Ø
19,559	China Construction Bank Corp. Class H	15,976	Ø
15,000	Chongqing Rural Commercial Bank Co. Ltd. Class H	9,306	Ø
200	CIT Group, Inc.	9,566	Ø
425	City National Corp.	34,344	Ø
775	Dah Sing Banking Group Ltd.	1,239	Ø
254	Dah Sing Financial Holdings Ltd.	1,475	Ø
372	Fifth Third Bancorp	7,580	Ø
171	Hudson Valley Holding Corp.	4,644	Ø
1,061	ING Groep NV CVA	13,708	*Ø
560	Intervest Bancshares Corp.	5,628	Ø
3,059	Intesa Sanpaolo SpA	8,874	Ø
8,000	Mizuho Financial Group, Inc.	13,410	Ø
3,925	Regions Financial Corp.	41,448	Ø
61	Signature Bank	7,684	*£Ø
469	Southside Bancshares, Inc.	13,559
400	Sumitomo Mitsui Financial Group, Inc.	14,461	Ø
1,159	Susquehanna Bancshares, Inc.	15,565	Ø
688	The Bank of Kentucky Financial Corp.	33,210	Ø
		305,902
Beverages (0.7%)
305	Belvedere SA	3,986	*
3,483	Cott Corp.	23,963£
368	PepsiCo, Inc.	34,798	Ø
		62,747
NUMBER OF SHARES		VALUE†
Biotechnology (0.8%)
500	Chelsea Therapeutics International Ltd.	$55	*fNØ
557	Cubist Pharmaceuticals, Inc.	56,062	*Ø
805	QLT, Inc.	3,228	*£
56	United Therapeutics Corp.	7,252	*£
		66,597
Building Products (0.1%)
500	Sanitec OYJ	6,145	*Ø
Capital Markets (0.6%)
650	Azimut Holding SpA	14,121	Ø
150	Capital Southwest Corp.	5,686
257	GFI Group, Inc.	1,401	Ø
161	NorthStar Asset Management Group, Inc.	3,634£
1,696	RCS Capital Corp. Class A	20,759£
193	SWS Group, Inc.	1,333	*
		46,934
Chemicals (5.1%)
450	Air Products & Chemicals, Inc.	64,903	Ø
687	Ashland, Inc.	82,275£	Ø
100	Auriga Industries A/S Class B	4,976	*Ø
450	Huntsman Corp.	10,251
98	Monsanto Co.	11,708	Ø
200	Penford Corp.	3,738	*Ø
1,616	Rockwood Holdings, Inc.	127,341£	Ø
715	Sigma-Aldrich Corp.	98,148	Ø
340	WR Grace & Co.	32,433	*Ø
		435,773
Commercial Services & Supplies (0.4%)
840	Tyco International PLC	36,842	£Ø
Communications Equipment (0.6%)
300	Motorola Solutions, Inc.	20,124
506	Nokia OYJ ADR	3,977
1,230	Riverbed Technology, Inc.	25,104	*Ø
		49,205
Consumer Finance (0.2%)
435	Ally Financial, Inc.	10,275	*£
693	Carfinco Financial Group, Inc.	6,686	Ø
		16,961
Containers & Packaging (0.3%)
3,837	Nampak Ltd.	14,422	Ø
2,350	Pact Group Holdings Ltd.	8,310	Ø
		22,732
Diversified Consumer Services (0.7%)
1,418	Estacio Participacoes SA ADR	12,715
1,620	Regis Corp.	27,151	*£Ø
372	Sotheby's	16,063	Ø
		55,929
Diversified Financial Services (0.8%)
6,495	Nomad Holdings Ltd.	70,451	*Ø

See Notes to Schedule of Investments

NUMBER OF SHARES		VALUE†
Diversified Telecommunication Services (1.0%)
3,927	Globalstar, Inc.	$10,799	*Ø
494	Intelsat SA	8,576	*Ø
6,894	Jasmine International PCL	1,529	Ø
600	Jazztel PLC	9,068	*Ø
4,603	Koninklijke KPN NV	14,534	Ø
23,389	Telecom Italia SpA	19,554	Ø
967	Vivendi SA	24,069	*Ø
		88,129
Electric Utilities (0.5%)
367	Cleco Corp.	20,016	Ø
405	Hawaiian Electric Industries, Inc.	13,560	Ø
400	Pepco Holdings, Inc.	10,772	Ø
		44,348
Electrical Equipment (0.0%)
600	Eltek ASA	934	Ø
Electronic Equipment, Instruments & Components (0.4%)
325	Belden, Inc.	25,613	Ø
681	RealD, Inc.	8,036	*£
200	Viasystems Group, Inc.	3,256	*Ø
		36,905
Energy Equipment & Services (0.5%)
335	Baker Hughes, Inc.	18,783	Ø
218	Dresser-Rand Group, Inc.	17,832	*Ø
1,924	Paragon Offshore PLC	5,330	Ø
		41,945
Food & Staples Retailing (0.9%)
500	Safeway, Inc.	17,560	Ø
279	Sysco Corp.	11,073
197	The Pantry, Inc.	7,301	*
550	Walgreens Boots Alliance, Inc.	41,910
		77,844
Food Products (0.3%)
848	Chiquita Brands International, Inc.	12,262	*Ø
113	Kellogg Co.	7,395	Ø
13	Mead Johnson Nutrition Co.	1,307	Ø
416	Oceana Group Ltd.	3,758	Ø
		24,722
Health Care Equipment & Supplies (2.6%)
677	Alere, Inc.	25,726	*Ø
500	ArthroCare Corp.	175	*fNØ
100	Baxter International, Inc.	7,329	Ø
2,072	CareFusion Corp.	122,952	*Ø
301	Covidien PLC	30,786	Ø
721	Smith & Nephew PLC ADR	26,490£	Ø
53	Symmetry Surgical, Inc.	413	*£
17	Tornier NV	434	*Ø
525	Volcano Corp.	9,388	*
		223,693
NUMBER OF SHARES		VALUE†
Health Care Providers & Services (1.2%)
2,102	Accretive Health, Inc.	$14,420	*Ø
78	Almost Family, Inc.	2,258	*£Ø
66	Amedisys, Inc.	1,937	*Ø
757	Brookdale Senior Living, Inc.	27,759	*£Ø
3,244	Extendicare, Inc.	18,205	Ø
447	Gentiva Health Services, Inc.	8,515	*Ø
918	Kindred Healthcare, Inc.	16,689£
689	Mediclinic International Ltd.	5,964	Ø
1,900	Odontoprev SA	7,048	Ø
		102,795
Health Care Technology (0.1%)
3,000	Advanced Computer Software Group PLC	6,488	Ø
Hotels, Restaurants & Leisure (3.5%)
940	Accor SA	42,254	Ø
2,125	Aramark	66,194	Ø
1,150	Bloomin' Brands, Inc.	28,474	*£Ø
905	Bob Evans Farms, Inc.	46,318	Ø
975	Cedar Fair LP	46,634	Ø
56	GTECH SpA	1,250
1,246	International Game Technology	21,494	Ø
84	Isle of Capri Casinos, Inc.	703	*£
100	McDonald's Corp.	9,370£	Ø
533	Morgans Hotel Group Co.	4,179	*£
1,097	Pinnacle Entertainment, Inc.	24,408	*Ø
246	Restaurant Brands International, Inc.	9,586	*£
		300,864
Household Durables (0.5%)
93	Brookfield Residential Properties, Inc.	2,238	*
874	Lennar Corp. Class B	31,560	Ø
320	Sony Corp.	6,531	Ø
		40,329
Industrial Conglomerates (0.2%)
27,000	Alliance Global Group, Inc.	13,487	Ø
Insurance (2.9%)
150	Ambac Financial Group, Inc.	3,675	*Ø
300	Aspen Insurance Holdings Ltd.	13,131£	Ø
1,989	Assured Guaranty Ltd.	51,694	Ø
1,452	Hartford Financial Services Group, Inc.	60,534	Ø
860	Insurance Australia Group Ltd.	4,367	Ø
933	National Interstate Corp.	27,803	NØ
100	Platinum Underwriters Holdings Ltd.	7,342	Ø
823	Protective Life Corp.	57,322	Ø
313	Sampo OYJ Class A	14,653
35	XL Group PLC	1,203
		241,724

See Notes to Schedule of Investments

NUMBER OF SHARES		VALUE†
Internet & Catalog Retail (0.3%)
737	Liberty Ventures Series A	$27,800	*£
Internet Software & Services (2.7%)
575	AOL, Inc.	26,548	*£Ø
336	Carbonite, Inc.	4,795	*Ø
389	Digital River, Inc.	9,620	*Ø
724	eBay, Inc.	40,631	*Ø
101	Equinix, Inc.	22,900£	Ø
35	Google, Inc. Class A	18,573	*Ø
508	Travelport LLC	8,899	*NØf
1,564	Yahoo!, Inc.	78,997	*£
148	Zillow, Inc. Class A	15,672	*Ø
		226,635
IT Services (0.4%)
14	Alliance Data Systems Corp.	4,005	*
1,062	Sapient Corp.	26,422	*Ø
		30,427
Leisure Products (0.1%)
98	Hasbro, Inc.	5,389
Life Sciences Tools & Services (1.0%)
498	Affymetrix, Inc.	4,915	*£
409	Covance, Inc.	42,471	*Ø
325	Thermo Fisher Scientific, Inc.	40,719£	Ø
		88,105
Media (8.6%)
38	AMC Networks, Inc. Class A	2,423	*£Ø
516	Cablevision Systems Corp. Class A	10,650	Ø
1,518	CBS Corp. Class B	84,006£	Ø
250	Charter Communications, Inc. Class A	41,655	*Ø
229	Cineplex, Inc.	8,836	Ø
1,667	DIRECTV	144,529	*£Ø
625	DISH Network Corp. Class A	45,556	*£Ø
952	Gannett Co., Inc.	30,397	Ø
1,236	Gray Television, Inc.	13,843	*Ø
800	Journal Communications, Inc. Class A	9,144	*Ø
1,077	Liberty Global PLC Series C	52,030	*£Ø
28	Liberty Media Corp. Class A	988	*Ø
29	Liberty Media Corp. Class C	1,016	*Ø
453	Loral Space & Communications, Inc.	35,656	*Ø
90	Media General, Inc.	1,506	*
1,620	Mediaset SpA	6,666	*Ø
159	Nexstar Broadcasting Group, Inc. Class A	8,235	Ø
270	Sinclair Broadcast Group, Inc. Class A	7,387	Ø
2,831	Sirius XM Holdings, Inc.	9,908	*Ø
164	Starz Class A	4,871	*Ø
844	Time Warner Cable, Inc.	128,339£	Ø
357	Time Warner, Inc.	30,495	Ø
NUMBER OF SHARES		VALUE†
718	Tribune Media Co. Class A	$42,915	*Ø
78	Viacom, Inc. Class B	5,869£
		726,920
Metals & Mining (0.8%)
367	Barrick Gold Corp.	3,945	Ø
4,406	Gold Fields Ltd. ADR	19,959	Ø
256	Newmont Mining Corp.	4,839	Ø
1,902	SunCoke Energy, Inc.	36,785	Ø
1,095	Western Areas Ltd.	3,316	Ø
		68,844
Multiline Retail (1.5%)
39	Dollar General Corp.	2,757	*
375	Dollar Tree, Inc.	26,393	*Ø
1,192	Family Dollar Stores, Inc.	94,418	Ø
		123,568
Oil, Gas & Consumable Fuels (1.5%)
337	Anadarko Petroleum Corp.	27,802£
17	Apco Oil and Gas International, Inc.	239	*
145	California Resources Corp.	799	*£
1,040	Cameco Corp.	17,066	Ø
365	Cheniere Energy, Inc.	25,696	*£
245	Hess Corp.	18,086£
130	Occidental Petroleum Corp.	10,479£
1,224	Talisman Energy, Inc.	9,584	Ø
406	Whiting Petroleum Corp.	13,398	*Ø
		123,149
Paper & Forest Products (0.0%)
1,504	Ainsworth Lumber Co. Ltd.	4,311	*Ø
Pharmaceuticals (4.5%)
189	AbbVie, Inc.	12,368
80	Actavis PLC	20,593	*
655	Allergan, Inc.	139,246	Ø
71	Auxilium Pharmaceuticals, Inc.	2,441	*
1,183	Avanir Pharmaceuticals, Inc.	20,052	*Ø
146	Bayer AG	19,901	Ø
105	Endo International PLC	7,573	*Ø
250	Johnson & Johnson	26,142£	Ø
275	Perrigo Co. PLC	45,969£
158	Revance Therapeutics, Inc.	2,677	*£
76	Salix Pharmaceuticals Ltd.	8,735	*Ø
114	Shire PLC ADR	24,230£	Ø
198	Teva Pharmaceutical Industries Ltd. ADR	11,387£
1,027	Theravance, Inc.	14,532	Ø
656	Zoetis, Inc.	28,228£	Ø
		384,074
Real Estate Investment Trusts (4.2%)
1,096	American Realty Capital Healthcare Trust, Inc.	13,042	Ø

See Notes to Schedule of Investments

NUMBER OF SHARES		VALUE†
1,207	American Realty Capital Properties, Inc.	$10,923£
596	AmREIT, Inc.	15,818	Ø
201	Associated Estates Realty Corp.	4,665£	Ø
697	Aviv REIT, Inc.	24,033	Ø
944	Colony Financial, Inc.	22,486	Ø
690	Gaming and Leisure Properties, Inc.	20,245	Ø
1,905	Glimcher Realty Trust	26,175	Ø
1,054	Lamar Advertising Co. Class A	56,537	Ø
3,909	New Senior Investment Group, Inc.	64,303£	Ø
1,527	Newcastle Investment Corp.	6,856£
4,271	NorthStar Realty Finance Corp.	75,084£	Ø
700	Outfront Media, Inc.	18,788	Ø
		358,955
Real Estate Management & Development (0.2%)
200	Altus Group Ltd.	3,582	Ø
293	GAGFAH SA	6,543	*Ø
4,100	Pruksa Real Estate PCL	3,551	Ø
		13,676
Road & Rail (0.4%)
1,536	Hertz Global Holdings, Inc.	38,308	*£Ø
Semiconductors & Semiconductor Equipment (1.4%)
625	Broadcom Corp. Class A	27,081	Ø
239	Cree, Inc.	7,701	*£Ø
93	Cypress Semiconductor Corp.	1,328	*
211	Integrated Silicon Solution, Inc.	3,496	Ø
519	International Rectifier Corp.	20,708	*Ø
241	Maxim Integrated Products, Inc.	7,681	Ø
324	Micrel, Inc.	4,701
777	Micron Technology, Inc.	27,203	*
305	NVIDIA Corp.	6,115	Ø
100	OmniVision Technologies, Inc.	2,600	*£
194	Spansion, Inc. Class A	6,639	*Ø
35	TriQuint Semiconductor, Inc.	964	*
		116,217
Software (2.1%)
378	Actuate Corp.	2,495	*Ø
442	Comverse, Inc.	8,301	*Ø
98	Covisint Corp.	260	*
18	Exact Holding NV	679	Ø
2,099	Nuance Communications, Inc.	29,953	*Ø
1,285	PTC, Inc.	47,095	*£
1,515	Verint Systems, Inc.	88,294	*£Ø
		177,077
Specialty Retail (2.1%)
900	ANN, Inc.	32,832	*£Ø
32	Express, Inc.	470	*Ø
42	GLENTEL, Inc.	911
448	GNC Holdings, Inc. Class A	21,038	Ø
310	PetSmart, Inc.	25,201	Ø
NUMBER OF SHARES		VALUE†
200	Sanrio Co. Ltd.	$4,941	Ø
700	The Gap, Inc.	29,477£	Ø
281	Tiffany & Co.	30,028	Ø
400	United Arrows Ltd.	11,171	Ø
440	Vitamin Shoppe, Inc.	21,375	*£Ø
		177,444
Technology Hardware, Storage & Peripherals (0.5%)
273	BlackBerry Ltd.	2,998	*
27	EMC Corp.	803	Ø
342	Western Digital Corp.	37,859	Ø
		41,660
Textiles, Apparel & Luxury Goods (0.3%)
205	PVH Corp.	26,275	£Ø
Thrifts & Mortgage Finance (0.5%)
249	ESB Financial Corp.	4,716	Ø
644	Federal Home Loan Mortgage Corp.	1,327	*Ø
1,785	Federal National Mortgage Association	3,668	*Ø
205	Franklin Financial Corp.	4,342	*Ø
100	Genworth MI Canada, Inc.	3,183	Ø
298	Heritage Financial Group, Inc.	7,718	Ø
1,421	Hudson City Bancorp., Inc.	14,380	Ø
		39,334
Tobacco (0.7%)
930	Lorillard, Inc.	58,534	Ø
Transportation Infrastructure (0.3%)
400	Macquarie Infrastructure Co. LLC	28,436	Ø
Water Utilities (0.1%)
1,188	Cia de Saneamento Basico do Estado de Sao Paulo ADR	7,473	£
Wireless Telecommunication Services (0.4%)
300	SoftBank Corp.	17,857	Ø
286	Sprint Corp.	1,187	*Ø
534	T-Mobile US, Inc.	14,386	*£
		33,430
	Total Common Stocks (Cost $5,608,116)	5,699,512
Preferred Stocks (0.3%)
Banks (0.2%)
1,249	National Bank of Greece SA, Ser. A, 9.00%	17,686	*Ø
Oil, Gas & Consumable Fuels (0.0%)
60	Talisman Energy, Inc., Ser. 1, 4.20%	1,236	*µ

See Notes to Schedule of Investments

NUMBER OF SHARES		VALUE†
Real Estate Investment Trusts (0.1%)
150	American Realty Capital Properties, Inc., Ser. F, 6.70%	$3,428	*
Thrifts & Mortgage Finance (0.0%)
445	Federal Home Loan Mortgage Corp., Ser. Z, 8.38%	1,758	*µ
	Total Preferred Stocks (Cost $33,431)	24,108
Exchange Traded Funds (0.6%)
838	iPATH S&P 500 VIX Short-Term Futures ETN	26,405	*Ø
1,160	PowerShares DB U.S. Dollar Index Bullish Fund	27,805	*£
	Total Exchange Traded Funds (Cost $48,446)	54,210
NUMBER OF RIGHTS
Rights (0.0%)
Health Care Providers & Services (0.0%)
136	Community Health Systems, Inc., due 1/4/16	3	*£
Hotels, Restaurants & Leisure (0.0%)
111	GTECH SpA, due 1/9/15	—	*[f]
	Total Rights (Cost $28)	3
NUMBER OF WARRANTS
Warrants (0.0%)
Diversified Financial Services (0.0%)
6,739	Nomad Holdings Ltd., due 4/10/17 (Cost $3,152)	3,471	*
PRINCIPAL AMOUNT
Bank Loan Obligationsµ (8.9%)
Advertising (0.7%)
$14,888	Affinion Group, Inc., 1st Lien Term Loan B, 6.75%, due 4/30/18	13,913
49,625	Authentic Brands Group LLC, 1st Lien Term Loan, 5.50%, due 5/22/21	49,377
		63,290
PRINCIPAL AMOUNT		VALUE†
Aerospace & Defense (0.4%)
$4,309	The SI Organization, Inc., 1st Lien Delayed Draw Term Loan, 5.75%, due 11/23/19	$4,277	††N
32,412	The SI Organization, Inc., 1st Lien Term Loan, 5.75%, due 10/24/19	32,169	N
		36,446
Auto Components (0.6%)
50,000	Dealer Tire LLC, 1st Lien Term Loan, 5.50%, due 12/17/21	49,625	N
Commercial Services & Supplies (0.7%)
13,000	Accuvant, Inc., Term Loan B, due 12/15/21	12,805	^^N
11,173	Indiana Toll Road Concession Co. LLC, Swap Claim	8,491	N
40,422	Indiana Toll Road Concession Co. LLC, Term Loan A, due 6/28/15	30,984	^^≠
2,682	Indiana Toll Road Concession Co. LLC, Term Loan B, due 6/28/15	2,056	^^≠
6,014	Indiana Toll Road Concession Co. LLC, Term Loan C, due 6/28/15	4,609	^^≠
		58,945
Diversified Financial Services (0.6%)
50,000	Environmental Resources Management, 1st Lien Term Loan, due 5/9/21	48,750	^^¢ØN
Electric Utilities (0.6%)
50,000	Astoria Energy LLC, Term Loan, due 12/18/21	49,250	^^N
Energy Equipment & Services (0.0%)
1,129	Texas Competitive Electric Holdings Co. LLC, DIP Term Loan, due 5/5/16	1,132	≠
Hotels, Restaurants & Leisure (0.5%)
53,730	Caesars Entertainment Operating Co., Term Loan B, 9.75%, due 3/1/17	46,387
Insurance (1.2%)
100,000	Asurion LLC, 2nd Lien Term Loan, 8.50%, due 2/19/21	99,083
Internet Software & Services (1.3%)
3,000	Answers Corp., Term Loan, 6.25%, due 10/3/21	2,843
49,624	The Active Network, Inc., Term Loan, 5.50%, due 11/15/20	48,466	Ø

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
$49,756	TravelClick, Inc., 1st Lien Term Loan, 5.50%, due 5/8/21	$49,010	N
10,000	Travelport LLC, Term Loan B, 6.00%, due 8/15/21	9,966
		110,285
Media (1.6%)
7,980	Endemol N.V., 1st Lien Term Loan, 6.75%, due 8/6/21	7,820
50,000	Liberty Cablevision of Puerto Rico, LLC, Term Loan B-1, due 12/31/16	48,500	^^N
2,918	Orion Cable GmbH, Senior Lien Term Loan A, due 6/30/17	3,476	^^
54,502	Orion Cable GmbH, Senior Lien Term Loan A-1, due 6/30/17	64,920	^^
2,090	Orion Cable GmbH, Senior Lien Term Loan A-2, due 6/30/17	2,489	^^
218	Orion Cable GmbH, Senior Lien Term Loan A-3, due 6/30/17	260	^^
4,987	Thomson Learning, 1st Lien Term Loan, 7.00%, due 3/6/21	4,931
		132,396
Multiline Retail (0.0%)
2,300	JC Penney Corp., Inc., Term Loan, due 5/21/18	2,252	^^
Pharmaceuticals (0.6%)
50,000	Amneal Pharmaceuticals LLC, Term Loan B, due 10/30/20	49,812	^^
Telecommunications (0.1%)
6,965	ConvergeOne Holdings Corp., 1st Lien Term Loan, 6.00%, due 6/16/20	6,930	N
	Total Bank Loan Obligations (Cost $776,988)	754,583
Corporate Debt Securities (3.7%)
Chemicals (0.0%)
3,000	Momentive Performance Materials, Inc., 10.00%, due 10/15/20	45	≠N
Diversified Telecommunication Services (1.8%)
100,000	FairPoint Communications, Inc., 8.75%, due 8/15/19	100,500	ñ
50,000	Intelsat Jackson Holdings SA, 5.50%, due 8/1/23	49,695	Ø
		150,195
Electronic Equipment, Instruments & Components (0.0%)
2,000	CDW LLC / CDW Finance Corp., 5.50%, due 12/1/24	2,003
PRINCIPAL AMOUNT		VALUE†
Household Products (0.1%)
$4,000	The Sun Products Corp., 7.75%, due 3/15/21		$3,380ñ
Insurance (0.5%)
36,888	Ambac Assurance Corp., 5.10%, due 6/7/20	42,329	ñd
3,000	Hockey Merger Sub 2, Inc., 7.88%, due 10/1/21	2,985	ñ
		45,314
Media (0.1%)
7,000	DISH DBS Corp., 5.88%, due 11/15/24	7,035	ñ
Oil, Gas & Consumable Fuels (0.6%)
50,000	Overseas Shipholding Group, Inc., 8.13%, due 3/30/18	48,875	Ø
Specialty Retail (0.6%)
50,000	Petco Holdings, Inc., 8.50%, due 10/15/17	50,750	cñØ
	Total Corporate Debt Securities (Cost $316,871)	307,597
Municipal Notes (0.5%)
Puerto Rico (0.5%)
6,739	Puerto Rico Commonwealth GO Bonds, Ser. A, 8.00%, due 7/1/35 (Cost $45,837)	43,566
NUMBER OF CONTRACTS
Purchased Options (0.4%)
Call Options (0.2%)
1	Actavis PLC, Call, Feb 2015 @ 300	225
15	Applied Materials, Inc., Call, Apr 2015 @ 20	8,160
2	Applied Materials, Inc., Call, Apr 2015 @ 21	930
4	Applied Materials, Inc., Call, Apr 2015 @ 23	1,232
1	AstraZeneca PLC, Call, Jan 2015 @ 80	20
4	AT&T, Inc., Call, Jun 2015 @ 46	—	[f]
22	AT&T, Inc., Call, Jun 2015 @ 47	—	[f]
2	Cliffs Natural Resources, Inc., Call, Apr 2015 @ 11	60
1	CME Group, Inc., Call, Jan 2015 @ 92.5	35
1	Cogent Communications Holdings, Inc., Call, Jan 2015 @ 35	55
2	Cubist Pharmaceuticals, Inc., Call, Feb 2015 @ 90	2,220
4	Cubist Pharmaceuticals, Inc., Call, Feb 2015 @ 100	756

See Notes to Schedule of Investments

NUMBER OF CONTRACTS		VALUE†
1	Nuance Communications, Inc., Call, Jan 2015 @ 18	$3
2	Vodafone Group PLC, Call, Apr 2015 @ 38	88
		13,784
Put Options (0.2%)
1	AbbVie, Inc., Put, Jan 2015 @ 70	500
1	Actavis PLC, Put, Jan 2015 @ 247.5	225
1	Allergan, Inc., Put, Jan 2015 @ 175	5
1	Allergan, Inc., Put, Apr 2015 @ 190	520
1	American Airlines Group, Inc., Put, Jan 2015 @ 47	20
4	AT&T, Inc., Put, Jun 2015 @ 30	280
8	AT&T, Inc., Put, Jun 2015 @ 33	1,384
2	Auxilium Pharmaceuticals, Inc., Put, Jan 2015 @ 25	—	[f]
1	B/E Aerospace, Inc., Put, Jan 2015 @ 85	620
1	B/E Aerospace, Inc., Put, Jan 2015 @ 95	1,440
1	Baker Hughes, Inc., Put, Jan 2016 @ 57.5	795
1	Baker Hughes, Inc., Put, Jan 2016 @ 65	1,110
1	Comcast Corp., Put, Apr 2015 @ 50	77
1	Compuware Corp., Put, Feb 2015 @ 10	—	[f]
1	Covidien PLC, Put, Jan 2015 @ 80	30
1	Covidien PLC, Put, Jan 2015 @ 90	65
2	Cubist Pharmaceuticals, Inc., Put, Jan 2015 @ 80	20
2	Cubist Pharmaceuticals, Inc., Put, Jan 2015 @ 85	30
1	Digital River, Inc., Put, Jan 2015 @ 15	—	[f]
1	DIRECTV, Put, Jun 201 5@ 85	340
1	DISH Network Corp., Put, Jan 2015 @ 65	35
1	EMC Corp., Put, Jan 2015 @ 28	9
1	Family Dollar Stores, Inc., Put, Jan 2015 @ 75	—	[f]
11	Globalstar, Inc., Put, Apr 2015 @ 3	935
1	Halliburton Co., Put, Jul 2015 @ 40	460
1	Hertz Global Holdings, Inc., Put, Jan 2015 @ 16	—	[f]
1	iShares iBoxx High Yield Corporate Bond ETF, Put, Jan 2015 @ 90	90
1	iShares Russell 2000 ETF, Put, Jan 2015 @ 116	93
1	iShares Russell 2000 ETF, Put, Jan 2015 @ 117	117
NUMBER OF CONTRACTS		VALUE†
1	iShares Russell 2000 ETF, Put, Jan 2015 @ 119.5	$193
1	iShares Russell 2000 ETF, Put, Feb 2015 @ 118	295
8	iShares Russell 2000 ETF, Put, Mar 2015 @ 105	1,136
1	Isle of Capri Casinos, Inc., Put, Jan 2015 @ 8	5
2	JetBlue Airways Corp., Put, Jan 2015 @ 10	—	[f]
2	Lorillard, Inc., Put, Mar 2015 @ 57.5	290
1	M&T Bank Corp., Put, Jan 2015 @ 135	860
1	Multimedia Games Holding Co., Inc., Put, Jan 2015 @ 30	—	[f]
2	NVIDIA Corp., Put, Jan 2015 @ 19	36
1	Rackspace Hosting, Inc., Put, Jan 2015 @ 30	—	[f]
1	Restaurant Brands International Inc, Put, Jan 2015 @ 75	—	[f]
1	Smith & Nephew PLC, Put, Jan 2015 @ 35	110
1	Southside Bancshares, Inc., Put, Jan 2015 @ 40	1,070
1	SPDR S&P 500 ETF Trust, Put, Jan 2015 @ 197	85
1	SPDR S&P 500 ETF Trust, Put, Jan 2015 @ 203	166
1	SPDR S&P 500 ETF Trust, Put, Jan 2015 @ 206.5	169
1	SPDR S&P 500 ETF Trust, Put, Feb 2015 @ 206	471
4	SPDR S&P 500 ETF Trust, Put, Mar 2015 @ 181	680
2	Sprint Corp., Put, Jan 2015 @ 5	172
7	Talisman Energy, Inc., Put, Jan 2016 @ 3	—	[f]
1	Time Warner Cable, Inc., Put, Jan 2015 @ 140	96
1	T-Mobile US, Inc., Put, Feb 2015 @ 27	161
2	T-Mobile US, Inc., Put, Jan 2016 @ 27	840
2	Zoetis, Inc., Put, Apr 2015 @ 42	350
		16,385
	Total Purchased Options (Cost $35,642)	30,169

See Notes to Schedule of Investments

NUMBER OF SHARES		VALUE†
Short-Term Investments (21.2%)
Money Market Funds (21.2%)
1,796,404	Morgan Stanley Institutional Liquidity Fund (Cost $1,796,404)	$1,796,404	Ø
	Total Long Positions (102.9%) (Cost $8,664,915)	8,713,623	##
	Cash, receivables and other assets, less liabilities (26.2%)	2,217,402	±Ø†††
	Short Positions (see summary below) ((29.1)%)	(2,460,611)
	Total Net Assets (100.0%)	$8,470,274
Short Positions ((29.1)%)
Common Stocks Sold Short (15.9%)£ØØ
Aerospace & Defense (0.1%)
(100)	Esterline Technologies Corp.	(10,968	)*
Airlines (0.0%)
(8)	American Airlines Group, Inc.	(429)
Banks (1.0%)
(11)	Bank of the Ozarks, Inc.	(417)
(684)	BB&T Corp.	(26,601)
(49)	Hilltop Holdings, Inc.	(978	)*
(41)	M&T Bank Corp.	(5,150)
(279)	Renasant Corp.	(8,071)
(424)	Southside Bancshares, Inc.	(12,258)
(337)	Sterling Bancorp	(4,846)
(875)	TCF Financial Corp.	(13,904)
(284)	Towne Bank	(4,294)
(125)	WesBanco, Inc.	(4,350)
		(80,869)
Beverages (0.3%)
(157)	Brown-Forman Corp. Class B	(13,791)
(175)	Dr. Pepper Snapple Group, Inc.	(12,544)
		(26,335)
Biotechnology (0.1%)
(19)	Gilead Sciences, Inc.	(1,791	)*
(300)	Keryx Biopharmaceuticals, Inc.	(4,245	)*
(16)	Pharmacyclics, Inc.	(1,956	)*
(70)	Seattle Genetics, Inc.	(2,249	)*
		(10,241)
Building Products (0.1%)
(200)	LIXIL Group Corp.	(4,209)
Capital Markets (0.5%)
(100)	Ameriprise Financial, Inc.	(13,225)
NUMBER OF SHARES		VALUE†
(525)	LPL Financial Holdings, Inc.	$(23,389)
(746)	Prospect Capital Corp.	(6,162)
		(42,776)
Chemicals (1.2%)
(402)	Albemarle Corp.	(24,172)
(400)	Cabot Corp.	(17,544)
(75)	International Flavors & Fragrances, Inc.	(7,602)
(300)	Methanex Corp.	(13,749)
(200)	Praxair, Inc.	(25,912)
(150)	WR Grace & Co.	(14,309)*
		(103,288)
Communications Equipment (0.1%)
(21)	QUALCOMM, Inc.	(1,561)
(177)	Riverbed Technology, Inc.	(3,612)*
		(5,173)
Construction & Engineering (0.1%)
(400)	Quanta Services, Inc.	(11,356)*
Diversified Consumer Services (0.0%)
(24)	Weight Watchers International, Inc.	(596)*
Diversified Financial Services (0.2%)
(135)	CME Group, Inc.	(11,968)
(19)	Intercontinental Exchange, Inc.	(4,166)
		(16,134)
Diversified Telecommunication Services (0.8%)
(801)	AT&T, Inc.	(26,906)
(11)	BCE, Inc.	(504)
(181)	Cogent Communications Holdings, Inc.	(6,406)
(18,399)	Telecom Italia SpA	(19,622)*
(364)	Verizon Communications, Inc.	(17,028)
		(70,466)
Electric Utilities (0.1%)
(24)	Entergy Corp.	(2,099)
(19)	Exelon Corp.	(705)
(25)	NextEra Energy, Inc.	(2,657)
		(5,461)
Electrical Equipment (0.2%)
(230)	Emerson Electric Co.	(14,198)
Food & Staples Retailing (0.3%)
(150)	United Natural Foods, Inc.	(11,599)*
(150)	Wal-Mart Stores, Inc.	(12,882)
		(24,481)

See Notes to Schedule of Investments

NUMBER OF SHARES		VALUE†
Food Products (0.3%)
(25)	Danone SA ADR	$(325)
(140)	The Hain Celestial Group, Inc.	(8,161)*
(11,000)	Want Want China Holdings Ltd.	(14,457)
		(22,943)
Health Care Equipment & Supplies (0.7%)
(135)	Becton Dickinson and Co.	(18,787)
(375)	Haemonetics Corp.	(14,033)*
(206)	Medtronic, Inc.	(14,873)
(51)	STERIS Corp.	(3,307)
(31)	Stryker Corp.	(2,924)
(16)	Wright Medical Group, Inc.	(430)*
(40)	Zimmer Holdings, Inc.	(4,537)
		(58,891)
Health Care Providers & Services (0.1%)
(83)	Laboratory Corp. of America Holdings	(8,956)*
Household Durables (0.5%)
(1,001)	Lennar Corp. Class A	(44,855)
Household Products (0.3%)
(175)	The Clorox Co.	(18,237)
(80)	The Procter & Gamble Co.	(7,287)
		(25,524)
Independent Power and Renewable Electricity Producers (0.0%)
(9)	Ormat Technologies, Inc.	(245)
Insurance (0.0%)
(6)	ACE Ltd.	(689)
(18)	CNA Financial Corp.	(697)
(7)	The Travelers Cos., Inc.	(741)
(46)	XL Group PLC	(1,581)
		(3,708)
Internet & Catalog Retail (0.4%)
(117)	Expedia, Inc.	(9,987)
(75)	Netflix, Inc.	(25,621)*
		(35,608)
Internet Software & Services (0.9%)
(523)	Alibaba Group Holding Ltd. ADR	(54,361)*
(100)	eBay, Inc.	(5,612)*
(332)	Trulia, Inc.	(15,282)*
		(75,255)
IT Services (0.0%)
(14)	Alliance Data Systems Corp.	(4,005)*
Machinery (1.2%)
(200)	Colfax Corp.	(10,314)*
NUMBER OF SHARES		VALUE†
(150)	Cummins, Inc.	$(21,625)
(274)	Deere & Co.	(24,241)
(150)	Illinois Tool Works, Inc.	(14,205)
(422)	Kone OYJ Class B	(19,213)
(145)	SPX Corp.	(12,458)
		(102,056)
Media (1.6%)
(12)	AMC Entertainment Holdings, Inc. Class A	(314)
(34)	Charter Communications, Inc. Class A	(5,665)*
(8)	Cinemark Holdings, Inc.	(285)
(738)	Comcast Corp. Class A	(42,811)
(1,346)	Dex Media, Inc.	(12,074)*
(700)	Discovery Communications, Inc. Class A	(24,115)*
(800)	Hakuhodo DY Holdings, Inc.	(7,656)
(111)	Liberty Global PLC Class A	(5,573)*
(275)	Liberty Global PLC Series C	(13,285)*
(8)	Live Nation Entertainment, Inc.	(209)*
(90)	Media General, Inc.	(1,506)*
(13)	Regal Entertainment Group Class A	(278)
(175)	Rentrak Corp.	(12,743)*
(473)	Sirius XM Holdings, Inc.	(1,656)*
(27)	The Walt Disney Co.	(2,543)
(32)	Time Warner, Inc.	(2,733)
		(133,446)
Metals & Mining (0.2%)
(1,300)	ArcelorMittal	(14,339)
(200)	Cliffs Natural Resources, Inc.	(1,428)
		(15,767)
Multiline Retail (0.7%)
(45)	Dillard's, Inc. Class A	(5,633)
(59)	Dollar Tree, Inc.	(4,152)*
(1,400)	JC Penney Co., Inc.	(9,072)*
(220)	Kohl's Corp.	(13,429)
(300)	Target Corp.	(22,773)
		(55,059)
Oil, Gas & Consumable Fuels (0.0%)
(69)	Kinder Morgan, Inc.	(2,919)
(29)	Penn Virginia Corp.	(194)*
(8)	Targa Resources Corp.	(849)
(6)	Whiting Petroleum Corp.	(198)*
		(4,160)
Paper & Forest Products (0.1%)
(199)	Norbord, Inc.	(4,424)
Personal Products (0.1%)
(110)	The Estee Lauder Cos., Inc. Class A	(8,382)

See Notes to Schedule of Investments

NUMBER OF SHARES		VALUE†
Pharmaceuticals (0.5%)
(300)	AbbVie, Inc.	$(19,632)
(30)	Actavis PLC	(7,722)*
(363)	Auxilium Pharmaceuticals, Inc.	(12,482)*
(17)	Endo International PLC	(1,226)*
(10)	Johnson & Johnson	(1,046)
		(42,108)
Real Estate Investment Trusts (0.6%)
(124)	National Retail Properties, Inc.	(4,882)
(627)	Omega Healthcare Investors, Inc.	(24,497)
(255)	Realty Income Corp.	(12,166)
(15)	Ventas, Inc.	(1,076)
(379)	Washington Prime Group, Inc.	(6,526)
		(49,147)
Real Estate Management & Development (0.1%)
(120)	Altisource Portfolio Solutions SA	(4,055)*
(105)	Deutsche Annington Immobilien SE	(3,565)
		(7,620)
Semiconductors & Semiconductor Equipment (0.4%)
(100)	Analog Devices, Inc.	(5,552)
(241)	Cypress Semiconductor Corp.	(3,441)*
(800)	Fairchild Semiconductor International, Inc.	(13,504)*
(17)	International Rectifier Corp.	(678)*
(61)	Micron Technology, Inc.	(2,136)*
(341)	NVIDIA Corp.	(6,837)
(146)	RF Micro Devices, Inc.	(2,422)*
(44)	Tokyo Electron Ltd. ADR	(840)
(88)	TriQuint Semiconductor, Inc.	(2,424)*
		(37,834)
Software (0.5%)
(200)	Netscout Systems, Inc.	(7,308)*
(225)	SAP SE ADR	(15,671)
(225)	Workday, Inc. Class A	(18,362)*
		(41,341)
Specialty Retail (0.7%)
(514)	Barnes & Noble, Inc.	(11,935)*
(16)	Dick's Sporting Goods, Inc.	(794)
(150)	Group 1 Automotive, Inc.	(13,443)
(388)	Hennes & Mauritz AB Class B	(16,119)
(25)	Sally Beauty Holdings, Inc.	(769)*
(175)	Tractor Supply Co.	(13,794)
		(56,854)
Technology Hardware, Storage & Peripherals (0.2%)
(282)	Seagate Technology PLC	(18,753)
NUMBER OF SHARES		VALUE†
Textiles, Apparel & Luxury Goods (0.2%)
(275)	Michael Kors Holdings Ltd.	$(20,652)*
Tobacco (0.2%)
(204)	Reynolds American, Inc.	(13,111)
Trading Companies & Distributors (0.3%)
(300)	Fastenal Co.	(14,268)
(47)	MSC Industrial Direct Co., Inc. Class A	(3,819)
(25)	United Rentals, Inc.	(2,550)*
(20)	WW Grainger, Inc.	(5,098)
		(25,735)
Wireless Telecommunication Services (0.0%)
(53)	Vodafone Group PLC ADR	(1,811)
	Total Common Stocks Sold Short (Proceeds $(1,341,597))	(1,345,230)
Exchange Traded Funds Sold Short (13.1%)£ØØ
(836)	Energy Select Sector SPDR Fund	(66,178)
(56)	Hang Seng Investment Index Funds Series—H-Share Index ETF	(876)
(488)	Health Care Select Sector SPDR Fund	(33,369)
(20)	iShares 1-3 Year Credit Bond ETF	(2,104)
(620)	iShares FTSE A50 China Index ETF	(1,038)
(281)	iShares iBoxx $ High Yield Corporate Bond ETF	(25,178)
(113)	iShares iBoxx $ Investment Grade Corporate Bond ETF	(13,493)
(61)	iShares MSCI South Korea Capped ETF	(3,373)
(25)	iShares MSCI Spain Capped ETF	(866)
(11)	iShares MSCI Thailand Capped ETF	(852)
(97)	iShares Nasdaq Biotechnology ETF	(29,425)
(1,737)	iShares Russell 2000 Fund	(207,867)
(1,203)	iShares U.S. Real Estate ETF	(92,438)
(202)	Market Vectors Gold Miners ETF	(3,713)
(393)	Market Vectors Pharmaceutical ETF	(25,258)
(73)	Market Vectors Semiconductor ETF	(3,987)
(793)	Materials Select Sector SPDR Fund	(38,524)
(25)	Nomura ETF—Nikkei 225 Exchange Traded Fund	(3,725)
(238)	Nomura TOPIX Exchange Traded Fund	(2,865)
(551)	Powershares QQQ Trust Series 1	(56,891)
(59)	PowerShares Senior Loan Portfolio	(1,418)
(1,446)	SPDR S&P 500 ETF Trust	(297,153)
(57)	SPDR S&P Biotech ETF	(10,638)
(74)	SPDR S&P Insurance ETF	(4,935)
(577)	SPDR S&P MidCap 400 ETF Trust	(152,311)
(9)	SPDR S&P Retail ETF	(864)
(382)	Vanguard REIT ETF	(30,942)
	Total Exchange Traded Funds Sold Short (Proceeds $(1,075,809))	(1,110,281)
See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
Corporate Debt Securities Sold Short(0.1%)£ØØ
IT Services (0.1%)
$(6,000)	Sungard Availability Services Capital, Inc., 8.75%, due 4/1/22	$(3,540	)ñ
Metals & Mining (0.0%)
(3,000)	Cliffs Natural Resources, Inc., 6.25%, due 10/1/40	(1,560)
	Total Corporate Debt Securities Sold Short (Proceeds $(5,753))	(5,100)
	Total Short Positions (Proceeds $(2,423,159))	(2,460,611)

See Notes to Schedule of Investments

Notes to Schedule of Investments Absolute Return Multi-Manager Portfolio

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Absolute Return Multi-Manager Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments (long and short positions) in equity securities, exchange traded funds, preferred stocks, purchased option contracts, written option contracts, rights and warrants, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of the Fund's investments (long and short positions) in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities of the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

See Notes to Financial Statements

Notes to Schedule of Investments Absolute Return Multi-Manager Portfolio (cont'd)

Municipal Notes. Inputs used to value municipal debt securities include current trades, bid-wanted lists (which inform the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.

The value of bank loan obligations is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of forward foreign currency contracts ("forward contracts") is determined by Management by obtaining valuations from an independent pricing service based on actual traded currency rates on an independent pricing service's network, along with other traded and quoted currency rates provided to the pricing service by leading market participants (Level 2 inputs).

The value of total return swap contracts ("total return swaps") is determined by Management by obtaining valuations from an independent pricing service using the underlying index and stated London Interbank Offered Rate ("LIBOR") (Level 2 inputs).

The value of equity swap contracts ("equity swaps") is determined by Management by obtaining valuations from an independent pricing service using the underlying security and stated LIBOR rate or Federal Funds floating rate (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures contracts or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of Interactive to evaluate the prices of foreign income securities as of the close of the NYSE. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the close of the NYSE (Level 2 inputs) to assist in determining prices for certain foreign income securities. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the close of

See Notes to Financial Statements

Notes to Schedule of Investments Absolute Return Multi-Manager Portfolio (cont'd)

the NYSE, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2014:

Asset Valuation Inputs

	Level 1	Level 2	Level 3§	Total
Investments:
Common Stocks
Auto Components	$217,783	$4,641	$—	$222,424
Banks	222,906	82,996	—	305,902
Beverages	58,761	3,986	—	62,747
Biotechnology	66,542	55	—	66,597
Building Products	—	6,145	—	6,145
Capital Markets	32,813	14,121	—	46,934
Chemicals	430,797	4,976	—	435,773
Containers & Packaging	—	22,732	—	22,732
Diversified Financial Services	—	70,451	—	70,451
Diversified Telecommunication Services	19,375	68,754	—	88,129
Electrical Equipment	—	934	—	934
Food Products	20,964	3,758	—	24,722
Health Care Equipment & Supplies	223,518	175	—	223,693
Health Care Providers & Services	89,783	13,012	—	102,795
Health Care Technology	—	6,488	—	6,488
Hotels, Restaurants & Leisure	257,360	43,504	—	300,864
Household Durables	33,798	6,531	—	40,329
Industrial Conglomerates	—	13,487	—	13,487
Insurance	222,704	19,020	—	241,724
Internet Software & Services	217,736	8,899	—	226,635
Media	720,254	6,666	—	726,920
Metals & Mining	65,528	3,316	—	68,844
Pharmaceuticals	364,173	19,901	—	384,074
Real Estate Management & Development	3,582	10,094	—	13,676
Software	176,398	679	—	177,077
Specialty Retail	161,332	16,112	—	177,444
Wireless Telecommunication Services	15,573	17,857	—	33,430
Other Common Stocks^	1,608,542	—	—	1,608,542
Total Common Stocks	5,230,222	469,290	—	5,699,512

See Notes to Financial Statements

Notes to Schedule of Investments Absolute Return Multi-Manager Portfolio (cont'd)

	Level 1	Level 2	Level 3§	Total
Preferred Stocks^	$24,108	$—	$—	$24,108
Exchange Traded Funds	54,210	—	—	54,210
Rights^	3	—	—	3
Warrants^	—	3,471	—	3,471
Corporate Debt Securities
Chemicals	—	—	45	45
Other Corporate Debt Securities^	—	307,552	—	307,552
Total Corporate Debt Securities	—	307,552	45	307,597
Bank Loan Obligations
Aerospace & Defense	—	—	36,446	36,446
Auto Components	—	—	49,625	49,625
Commercial Services & Supplies	—	37,649	21,296	58,945
Diversified Financial Services	—	—	48,750	48,750
Electric Utilities	—	—	49,250	49,250
Internet Software & Services	—	61,275	49,010	110,285
Media	—	83,896	48,500	132,396
Telecommunications	—	—	6,930	6,930
Other Bank Loan Obligations^	—	261,956	—	261,956
Total Bank Loan Obligations	—	444,776	309,807	754,583
Municipal Notes	—	43,566	—	43,566
Purchased Options	30,169	—	—	30,169
Short-Term Investments	—	1,796,404	—	1,796,404
Total Long Positions	$5,338,712	$3,065,059	$309,852	$8,713,623

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

§  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance as of 5/1/14	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of 12/31/14	Net change in unrealized appreciation/ (depreciation) from investments still held as of 12/31/14
Investments in Securities:
Corporate Debt Securities
Chemicals	$—	$—	$45	$—	$—	$—	$—	$45	$45
Bank Loan Obligations
Aerospace & Defense	—	37	220	49,559	(13,370)	—	—	36,446	16
Auto Components	—	—	125	49,500	—	—	—	49,625	125

See Notes to Financial Statements

Notes to Schedule of Investments Absolute Return Multi-Manager Portfolio (cont'd)

	Beginning balance as of 5/1/14	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of 12/31/14	Net change in unrealized appreciation/ (depreciation) from investments still held as of 12/31/14
Commercial Services & Supplies	$—	$—	$456	$20,840	$—	$—	$—	$21,296	$456
Diversified Financial Services	—	—	(750)	49,500	—	—	—	48,750	(750)
Electric Utilities	—	2	248	49,000	—	—	—	49,250	248
Internet Software & Services	—	39	(285)	49,500	(244)	—	—	49,010	(287)
Media	—	—	—	48,500	—	—	—	48,500	—
Telecommunications	—	5	22	6,921	(18)	—	—	6,930	22
Total	$—	$83	$81	$323,320	$(13,632)	$—	$—	$309,852	$(125)

Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

As of the period ended December 31, 2014, there were no transfers among any levels.

The following is a summary, categorized by level, of inputs used to value the Fund's derivatives as of December 31, 2014:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Forward contracts (unrealized appreciation)	$—	$8,817	$—	$8,817
Total	$—	$8,817	$—	$8,817

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2014:

Liability Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks Sold Short
Building Products	$—	$(4,209)	$—	$(4,209)
Diversified Telecommunication Services	(50,844)	(19,622)	—	(70,466)
Food Products	(8,486)	(14,457)	—	(22,943)
Machinery	(82,843)	(19,213)	—	(102,056)
Media	(125,790)	(7,656)	—	(133,446)
Real Estate Management & Development	(4,055)	(3,565)	—	(7,620)
Specialty Retail	(40,735)	(16,119)	—	(56,854)
Other Common Stocks Sold Short^	(947,636)	—	—	(947,636)
Total Common Stocks Sold Short	(1,260,389)	(84,841)	—	(1,345,230)
Exchange Traded Funds Sold Short	(1,101,777)	(8,504)	—	(1,110,281)
Corporate Debt Securities Sold Short^	—	(5,100)	—	(5,100)
Total Short Positions	$(2,362,166)	$(98,445)	$—	$(2,460,611)

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

See Notes to Financial Statements

Notes to Schedule of Investments Absolute Return Multi-Manager Portfolio (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of December 31, 2014:

Liability Valuation Inputs

	Level 1	Level 2	Level 3	Total
Forward contracts (unrealized depreciation)	$—	$(1,722)	$—	$(1,722)
Equity swaps (unrealized depreciation)	—	(18,142)	—	(18,142)
Total return swaps (unrealized depreciation)	—	(10,687)	—	(10,687)
Options written	(3,345)	—	—	(3,345)
Total	$(3,345)	$(30,551)	$—	$(33,896)

##  At December 31, 2014, the cost of investments for U.S. federal income tax purposes was $8,674,380. Gross unrealized appreciation of investments was $316,058 and gross unrealized depreciation of investments was $276,815, resulting in net unrealized appreciation of $39,243 based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

^^  All or a portion of this security has not settled as of December 31, 2014 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

±  At December 31, 2014, the Fund had outstanding call and put options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
American Airlines Group, Inc., Call	1	$50	January 2015	$(410)
AstraZeneca PLC, Call	1	90	January 2015	(5)
AstraZeneca PLC, Put	1	65	January 2015	(20)
AT&T, Inc., Call	13	40	June 2015	(39)
AT&T, Inc., Put	13	25	June 2015	(208)
Compuware Corp., Call	7	11	February 2015	—
Covidien PLC, Put	1	72.5	January 2015	(10)
Cubist Pharmaceuticals, Inc., Call	2	100	February 2015	(378)
DISH Network Corp., Call	1	70	January 2015	(470)
iShares Russell 2000 ETF, Put	8	85	March 2015	(184)
NVIDIA Corp., Call	2	21	January 2015	(34)
Smith & Nephew PLC, Call	1	40	January 2015	(95)
SPDR S&P 500 ETF Trust, Put	4	160	March 2015	(272)
Time Warner Cable, Inc., Call	2	150	January 2015	(1,220)
Total				$(3,345)

≠  Security had an event of default.

¢  All or a portion of this security was purchased on a delayed delivery basis.

£  At December 31, 2014, the Fund had pledged securities in the amount of $1,134,755 to cover collateral requirements for borrowing in connection with securities sold short and option contracts written.

c  Payment-in-kind security for which part of the income earned may be paid as additional principal.

f  Value of the security was determined using methods the Board has approved in the good faith belief that the resulting valuation will reflect the fair value of the security.

See Notes to Financial Statements

Notes to Schedule of Investments Absolute Return Multi-Manager Portfolio (cont'd)

ñ  Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At December 31, 2014, these securities amounted to $206,979 of long postions and $(3,540) of short positions or 2.4% and (0.0%), respectively, of net assets for the Fund.

N  These securities have been deemed by the investment manager to be illiquid. At December 31, 2014, these securities amounted to $346,784 or 4.1% of net assets for the Fund.

Ø  All or a portion of this security or cash is segregated in connection with obligations for securities sold short and/or delayed delivery purchase commitments and/or call and put options written and/or forward foreign currency contracts and/or swaps.

ØØ  At December 31, 2014, the Fund had deposited $2,431,574 in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of December 31, 2014 and their final maturities.

††  As of December 31, 2014, the Fund's value of unfunded loan commitments was $4,277 pursuant to the following loan agreement:

Borrower	Principal Amount	Value
The SI Organization, Inc., 1st Lien Delayed Draw Term Loan, due 11/23/19	$4,309	$4,277

†††  See Note A-13 in the Notes to Financial Statements for the Fund's open positions in derivatives at December 31, 2014.

d  Security is currently not accruing income.

See Notes to Financial Statements

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

ABSOLUTE RETURN MULTI- MANAGER PORTFOLIO
December 31, 2014
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$8,713,623
Cash	271,118
Deposit with broker for short sales (Note A-11)	2,431,574
Dividends and interest receivable	15,425
Receivable for securities sold	269,540
Receivable for Fund shares sold	3,747
Receivable from administrator—net (Note B)	22,407
Receivable for open forward foreign currency contracts (Note A-13)	8,817
Total Assets	11,736,251
Liabilities
Investments sold short, at value** (Note A)	2,460,611
Options contracts written, at value*** (Note A)	3,345
Due to custodian*	63,617
Dividends and interest payable for short sales	4,968
Open swap contracts, at value (Note A-13)	28,829
Payable to investment manager (Note B)	12,146
Payable for securities purchased	501,123
Payable for Fund shares redeemed	23
Payable for open forward foreign currency contracts (Note A-13)	1,722
Accrued expenses and other payables	189,593
Total Liabilities	3,265,977
Net Assets	$8,470,274
Net Assets consist of:
Paid-in capital	$8,425,750
Undistributed net investment income (loss)	16,540
Accumulated net realized gains (losses) on investments	34,461
Net unrealized appreciation (depreciation) in value of investments	(6,477)
Net Assets	$8,470,274
Shares Outstanding ($.001 par value; unlimited shares authorized)	846,509
Net Asset Value, offering and redemption price per share
Class S	$10.01
*Cost of Investments:
Unaffiliated issuers	$8,664,915
Total cost of foreign currency	$(65,488)
**Proceeds from investments sold short	$2,423,159
***Premium received from options written	$4,442

See Notes to Financial Statements

Statement of Operations

Neuberger Berman Advisers Management Trust

ABSOLUTE RETURN MULTI- MANAGER PORTFOLIO
For the Period from May 1, 2014 (Commencement of Operations) to December 31, 2014
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$74,822
Interest income—unaffiliated issuers	27,235
Foreign taxes withheld (Note A-6)	(2,146)
Total income	$99,911
Expenses:
Investment management fees (Note B)	83,042
Administration fees (Note B)	14,654
Distribution fees (Note B)	12,212
Organization expense (Note A-8)	44,404
Audit fees	40,500
Custodian and accounting fees (Note A)	151,918
Legal fees	31,750
Shareholder reports	19,999
Trustees' fees and expenses	19,204
Short sales expense (Note A-11)	24,625
Dividend expense on securities sold short (Note A-11)	27,264
Miscellaneous	5,871
Total expenses	475,443
Expenses reimbursed by Management (Note B)	(316,564)
Total net expenses	158,879
Net investment income (loss)	$(58,968)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	37,648
Sales of investment securities of unaffiliated issuers sold short	(12,163)
Forward foreign currency contracts	27,321
Foreign currency	8,452
Options written	11,422
Swap contracts	(238)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	48,708
Unaffiliated investment securities sold short	(37,452)
Forward foreign currency contracts	7,095
Foreign currency	2,904
Options written	1,097
Swap contracts	(28,829)
Net gain (loss) on investments	65,965
Net increase (decrease) in net assets resulting from operations	$6,997

See Notes to Financial Statements

Statement of Changes in Net Assets

Neuberger Berman Advisers Management Trust

ABSOLUTE RETURN MULTI- MANAGER PORTFOLIO
Period from May 1, 2014 (Commencement of Operations) to December 31, 2014
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(58,968)
Net realized gain (loss) on investments	72,442
Change in net unrealized appreciation (depreciation) of investments	(6,477)
Net increase (decrease) in net assets resulting from operations	6,997
From Fund Share Transactions (Note D):
Proceeds from shares sold	8,565,908
Payments for shares redeemed	(102,631)
Net increase (decrease) from Fund share transactions	8,463,277
Net Increase (Decrease) in Net Assets	8,470,274
Net Assets:
Beginning of period	—
End of period	$8,470,274
Undistributed net investment income (loss) at end of period	$16,540

See Notes to Financial Statements

Notes to Financial Statements Absolute Return Multi-Manager Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eleven separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. The Fund had no operations until May 1, 2014, other than matters relating to its organization and registration of shares under the 1933 Act. The Fund currently offers only Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services — Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: Each Series is treated as a separate entity for U.S. federal income tax purposes. It is the intention of the Fund to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. As of December 31, 2014, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

As determined on December 31, 2014, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of: paydown losses on mortgage-backed securities, income recognized on swap transactions, non-deductible stock issuance costs, the tax treatment of foreign currency gains and losses, payments in lieu of dividends on short sales and gains from passive foreign investment companies. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the period ended December 31, 2014, the Fund recorded the following permanent reclassifications:

Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Losses) on Investments
$(37,527)	$75,508	$(37,981)

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$131,977	$3,207	$(66,622)	$—	$(24,038)	$44,524

The differences between book basis and tax basis distributable earnings are primarily due to: wash sale loss deferrals, amortization of organizational costs, mark-to-market on certain swap contract transactions, mark-to-market adjustments on foreign currency contracts, unsettled wash sale loss deferrals, straddle loss deferrals, mark-to-market adjustments on passive foreign investment companies, constructive sales gains and delayed settlement compensation on bank loans.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, if any, it is the policy of the Fund not to distribute such gains.

6  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

8  Organization expenses: Costs incurred by the Fund in connection with its organization, which amounted to $44,404, and are reflected in "Organization expense" in the Statement of Operations, have been expensed as incurred.

9  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies or series thereof in the complex, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

10  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Securities sold short: The Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, the Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, the Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size. The Fund pledges securities and/or other assets, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Fund and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in "Deposits with brokers for short sales" on the Statement of Assets and Liabilities. The Fund is required to segregate an amount of cash, cash equivalents or other appropriate liquid marketable securities with the custodian in an amount at least equal to the current market value of the securities sold short (less any additional collateral held by the lender). The Fund is contractually responsible to the lender for any dividends and interest payable on securities while those securities are in a short position. These dividends and interest are recorded as an expense of the Fund and are excluded from the contractual expense limitation. At December 31, 2014, the Fund had pledged cash in the amount of $2,431,574 to J.P. Morgan Chase Bank, N.A. ("JPM"), as collateral for short sales. At December 31, 2014, the Fund had pledged securities in the amount of $1,134,755 to cover collateral requirements for borrowing in connection with securities sold short.

12  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have actively-managed investment objectives. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

13  Derivative instruments: During the period ended December 31, 2014, the Fund's use of derivatives, as described below, was limited to equity swaps, total return swaps, forward foreign currency contracts, and purchased and written option transactions. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Equity swap contracts: During the period ended December 31, 2014, the Fund used equity swaps to provide investment exposure to certain investments, primarily foreign securities. Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security, basket of securities, security index or index component for the return based on a fixed or floating interest rate on another equity security or basket of securities during the period of the swap. Equity swaps are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that the adviser or subadviser, as applicable, does not accurately analyze and predict future market trends, the values of assets or economic factors, the Fund may suffer a loss, which may exceed the related amounts shown in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

At December 31, 2014, the outstanding equity swaps* for the Fund were as follows:

Counterparty	Description	Value
J.P. Morgan Chase Bank, N.A.	The Fund receives or pays the total return on long and short positions and pays or receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	$(18,142)

*  The following table represents the individual long and short positions and related values of the equity swaps as of December 31, 2014.

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Long Positions
Australia
Indophil Resources NL	4,819	$1,128	$33
Bermuda
Catlin Group Ltd.	362	3,632	154
Platinum Underwriters Holdings Ltd.	98	7,169	26
			180
Brazil
MMX Mineracao e Metalicos SA	10,355	12,682	523
Canada
Athabasca Oil Corp.	9,902	53,382	(31,307)
Denmark
Norresundby Bank A/S	14	899	51
France
Alcatel-Lucent	370	1,316	(2)
Alstom SA	391	12,924	(216)
BNP Paribas SA	180	11,311	(582)
Lafarge SA	237	16,073	583
Plastic Omnium SA	670	14,772	3,563
Publicis Groupe SA	240	15,609	1,711
			5,057

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Germany
TUI AG	355	$—	$5,705
Ireland
Shire PLC	271	21,810	(2,663)
Israel
Ormat Industries	38	251	11
Vizrt Ltd.	127	616	(12)
			(1)
Netherlands
Corio NV	310	14,924	317
Euronext NV	259	7,315	1,083
Exact Holding NV	172	6,512	86
Nutreco NV	132	6,558	548
			2,034
Norway
Eltek ASA	305	473	2
Evry ASA	895	1,887	22
			24
Papua New Guinea
New Britain Palm Oil Ltd.	467	4,859	(55)
Singapore
REC Solar ASA	288	3,920	22
South Korea
CJ Hellovision Co. Ltd.	117	1,115	(78)
CJ O Shopping Co. Ltd.	10	2,311	56
Samsung Electronics Co. Ltd.	2	2,252	162
			140
Spain
Cia de Distribucion Integral Logista Holdings SAU	254	4,496	1,073
United Kingdom
Advanced Computer Software Group PLC	3,562	7,662	41
Associated British Foods PLC	168	7,134	1,122
BT Group PLC	554	3,579	(112)
Daisy Group PLC	45	129	—
Friends Life Group Ltd.	1,526	8,660	50
Infinis Energy PLC	3,010	10,285	36
Jazztel PLC	1,374	21,133	(267)
Liberty Global PLC	387	18,408	500
Mecom Group PLC	355	819	(33)
Prezzo PLC	47	91	2
Prudential PLC	641	14,623	283

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Salamander Energy PLC	370	$365	$10
Smith & Nephew PLC	181	3,014	338
Spirit Pub Co. PLC	3,963	6,558	(115)
St. James's Place PLC	950	10,765	1,295
Synergy Health PLC	129	3,769	413
UBM PLC	1,070	7,658	399
			3,962
United States
Access Midstream Partners LP	73	3,986	(30)
Atlas Energy LP	999	30,727	392
Glimcher Realty Trust	1,248	16,922	225
Safeway, Inc.	1,637	56,362	1,129
			1,716
Total Long Positions of Equity Swap Contracts			(13,506)
Short Positions
Bermuda
RenaissanceRe Holdings Ltd.	(29)	(2,794)	(26)
Denmark
Spar Nord Bank A/S	(27)	(252)	(2)
France
Danone SA	(20)	(1,246)	(72)
Hermes International	(2)	—	(712)
Klepierre	(354)	(15,126)	(180)
LVMH Moet Hennessy Louis Vuitton SA	(43)	(7,412)	531
Sanofi	(49)	(4,467)	(19)
			(452)
Germany
TUI AG	(355)	(4,516)	(1,412)
South Korea
LG Uplus Corp.	(18)	(184)	(4)
SK Hynix, Inc.	(14)	(591)	(17)
			(21)
Switzerland
Holcim Ltd.	(237)	(16,593)	(416)
United Kingdom
Aviva PLC	(1,129)	(8,485)	(41)
Greene King PLC	(524)	(6,366)	281
Ophir Energy PLC	(295)	(623)	(28)
Vodafone Group PLC	(677)	(2,348)	(1)
			211

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
United States
Targa Resources Corp.	(171)	$(17,232)	$(903)
Washington Prime Group, Inc.	(247)	(4,220)	(34)
Williams Partners LP	(90)	(4,081)	53
			(884)
Total Short Positions of Equity Swap Contracts			(3,002)
Total Long and Short Positions of Equity Swap Contracts			(16,508)
Financing Costs and Other Payables			(1,634)
Equity Swap Contracts, at Value			$(18,142)

(a)  Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.

(b)  For the period ended December 31, 2014, the average notional value of equity swaps was $480,830 for long positions and $(142,306) for short positions, respectively.

Total return swap contracts: During the period ended December 31, 2014, the Fund used total return swaps to hedge certain indices and provide investment exposure to certain investments, primarily foreign securities. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

At December 31, 2014, the outstanding total return swap contracts were as follows:

			Rate Type
Swap Counterparty	Notional Amount(1)	Termination Date	Variable-rate Payments Made/ (Received) by the Fund		Reference Entity	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Upfront Payments	Total Fair Value
J.P. Morgan Chase Bank, N.A.	$2,890	May 11, 2015	0.762	%(2)	AMBEV SA	$(6)	$(3,422)	$—	$(3,428)
J.P. Morgan Chase Bank, N.A.	112	October 13, 2015	0.912	%(3)	Kia Motors Corp.	(2)	(475)	—	(477)
J.P. Morgan Chase Bank, N.A.	6,067	May 11, 2015	1.912	%(4)	Piraeus Bank SA	(12)	(6,770)	—	(6,782)
Total						$(20)	$(10,667)	$—	$(10,687)

(1)  For the period ended December 31, 2014, the average notional value of total return swaps was $41,266.

(2)  1 month LIBOR plus 0.60% at December 15, 2014.

(3)  1 month LIBOR plus 0.75% at December 15, 2014.

(4)  1 month LIBOR plus 1.75% at December 15, 2014.

Forward foreign currency contracts: During the period ended December 31, 2014, the Fund entered into forward foreign currency contracts ("forward contracts") to hedge foreign currency.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, the Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original forward contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) on forward foreign currency contracts" in the Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

At December 31, 2014, open forward contracts for the Fund were as follows:

Buy	Counterparty	Contracts to Receive	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Canadian Dollar	J.P. Morgan Chase Bank, N.A.	3,700	$3,283	02/20/15	$(102)
Danish Krone	J.P. Morgan Chase Bank, N.A.	113,535	19,020	02/20/15	(564)
Euro	J.P. Morgan Chase Bank, N.A.	10,640	13,181	02/20/15	(300)
Euro	J.P. Morgan Chase Bank, N.A.	16,700	20,608	02/23/15	(391)
Hong Kong Dollar	J.P. Morgan Chase Bank, N.A.	61,300	7,907	02/23/15	(2)
Japanese Yen	J.P. Morgan Chase Bank, N.A.	2,930,000	24,671	02/23/15	(200)
Pound Sterling	J.P. Morgan Chase Bank, N.A.	2,598	4,081	02/20/15	(33)
Swedish Krona	J.P. Morgan Chase Bank, N.A.	127,000	16,226	01/30/15	67
Total					$(1,525)
Sell	Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Australian Dollar	J.P. Morgan Chase Bank, N.A.	19,651	$16,921	02/20/15	$931
Brazilian Real	J.P. Morgan Chase Bank, N.A.	18,300	6,650	03/03/15	(130)
Canadian Dollar	J.P. Morgan Chase Bank, N.A.	25,662	22,607	02/20/15	541
Canadian Dollar	J.P. Morgan Chase Bank, N.A.	5,700	4,908	02/23/15	7
Danish Krone	J.P. Morgan Chase Bank, N.A.	113,535	18,931	02/20/15	475
Euro	J.P. Morgan Chase Bank, N.A.	39,000	47,479	01/30/15	274
Euro	J.P. Morgan Chase Bank, N.A.	103,650	128,963	02/20/15	3,485
Euro	J.P. Morgan Chase Bank, N.A.	8,002	9,816	02/23/15	129
Hong Kong Dollar	J.P. Morgan Chase Bank, N.A.	139,218	17,956	02/23/15	4
Japanese Yen	J.P. Morgan Chase Bank, N.A.	8,963,691	77,525	02/20/15	2,661
Pound Sterling	J.P. Morgan Chase Bank, N.A.	3,400	5,303	02/20/15	6
Pound Sterling	J.P. Morgan Chase Bank, N.A.	1,700	2,662	02/23/15	13
South African Rand	J.P. Morgan Chase Bank, N.A.	279,100	24,173	02/20/15	224
Total					$8,620

For the period ended December 31, 2014, the Fund's investment in forward contracts had an average value of $255,240.

Options: Premiums received by the Fund upon writing a covered call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding options are held in escrow by the custodian bank.

Written option transactions were used in an attempt to generate incremental returns for the Fund for the period ended December 31, 2014. Written option transactions for the Fund for the period ended December 31, 2014 were:

	Number of Contracts	Premium Received
Outstanding at 5/1/14*	—	$—
Options written	341	41,105
Options terminated in closing purchase transactions	(217)	(30,869)
Options exercised	(2)	(281)
Options expired	(65)	(5,513)
Outstanding at 12/31/14	57	$4,442

*  The Fund commenced operations on May 1, 2014.

Premiums paid by the Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expires, the Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

Purchased option transactions were used in an attempt to manage or adjust the risk profile and the investment exposure of the Fund to certain securities and enhance returns for the period ended December 31, 2014.

For the period ended December 31, 2014, the Fund had an average market value of $23,885 in purchased options and $(5,251) in written options.

At December 31, 2014, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Currency Risk	Equity Risk	Total
Forward contracts	Receivable for open forward foreign currency contracts	$8,817	$—	$8,817
Option contracts purchased	Investments in securities, at value	—	30,169	30,169
Total Value—Assets		$8,817	$30,169	$38,986

Liability Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Currency Risk	Equity Risk	Total
Forward contracts	Payable for open forward foreign currency contracts	$(1,722)	$—	$(1,722)
Equity swaps	Open swap contracts, at value	—	(18,142)	(18,142)
Total return swaps	Open swap contracts, at value	—	(10,687)	(10,687)
Option contracts written	Option contracts written, at value	—	(3,345)	(3,345)
Total Value—Liabilities		$(1,722)	$(32,174)	$(33,896)

The impact of the use of these derivative instruments on the Statement of Operations during the period ended December 31, 2014, was as follows:

Realized Gain (Loss)

Derivative Type	Statement of Operations Location	Currency Risk	Equity Risk	Total
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	$27,321	$—	$27,321
Option contracts written	Net realized gain (loss) on: options written	—	11,422	11,422
Option contracts purchased	Net realized gain (loss) on: sales of investment securities of unaffiliated issuers	—	(29,335)	(29,335)
Swap contracts	Net realized gain (loss) on: swap contracts	—	(238)	(238)
Total Realized Gain (Loss)		$27,321	$(18,151)	$9,170

Change in Appreciation
(Depreciation)

Derivative Type	Statement of Operations Location	Currency Risk	Equity Risk	Total
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	$7,095	$—	$7,095
Option contracts written	Change in net unrealized appreciation (depreciation) in value of: options written	—	1,097	1,097
Option contracts purchased	Change in net unrealized appreciation (depreciation) in value of: unaffiliated investment securities	—	(5,473)	(5,473)
Swap contracts	Change in net unrealized appreciation (depreciation) in value of: swap contracts	—	(28,829)	(28,829)
Total Change in Appreciation (Depreciation)		$7,095	$(33,205)	$(26,110)

The Fund discloses both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund's derivative assets and liabilities at fair value by type are reported gross in the Statement of Assets and Liabilities. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of December 31, 2014.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward contracts	$8,817	$—	$8,817
Total	$8,817	$—	$8,817

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statement of Asset and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
J.P. Morgan Chase Bank, N.A.	$8,817	$(8,817)	$—	$—

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Equity swap contracts	$(18,142)	$—	$(18,142)
Total return swap contracts	(10,687)	—	(10,687)
Forward contracts	(1,722)	—	(1,722)
Total	$(30,551)	$—	$(30,551)

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Net Amounts of Liabilities Presented in the Statement of Asset and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(c)
J.P. Morgan Chase Bank, N.A.	$(30,551)	$8,817	$—	$(21,734)

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of December 31, 2014, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized by the Fund to each counterparty as of December 31, 2014.

14  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 1.700% of the first $250 million of the

Fund's average daily net assets, 1.675% of the next $250 million, 1.650% of the next $250 million, 1.625% of the next $250 million, 1.600% of the next $500 million, 1.575% of the next $2.5 billion, and 1.550% of average daily net assets in excess of $4 billion. Accordingly, for the period ended December 31, 2014, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.700% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains JPM as its sub-administrator under a Sub-Administration Agreement. Management pays JPM a fee for all services received under this agreement.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund for its annual operating expenses (excluding interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, and extraordinary expenses, if any; and, consequently, net expenses may exceed the contractual expense limitation) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Fund has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the period ended December 31, 2014, there was no repayment to Management under its contractual expense limitation. At December 31, 2014, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Period Ending, December 31, 2014(2)
	Contractual Expense		Subject to Repayment until December 31,
	Limitation(1)	Expiration	2017
Class S	2.40%	12/31/17	$316,564

(1)  Expense limitation per annum of the class' average daily net assets.

(2)  Period from May 1, 2014 (Commencement of Operations) to December 31, 2014.

NB Alternative Investment Management LLC ("NBAIM"), as the investment adviser to the Fund, is retained by Management to provide day-to-day investment management services, including oversight of the Fund's investments and handling its day-to-day business, including oversight of the subadvisers' investment activities, and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBAIM. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBAIM and/or Management.

Management and NBAIM currently engage Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management, Inc., Lazard Asset Management LLC, Levin Capital Strategies, L.P., Loeb Arbitrage Management LP, SLS Management, LLC, Sound Point Capital Management, L.P., and Visium Asset Management, LP as subadvisers to provide investment management services. Blue Jay Capital Management, LLC and Cloud Gate Capital LLC are also currently approved as subadvisers to provide investment management services, but as of the date of this report have not yet commenced service in such capacity. Management compensates the subadvisers out of the investment advisory fees it receives from the Fund.

The Fund also has a distribution agreement with Management with respect to Class S. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below and bears advertising and promotion expenses.

For the Fund's Class S, Management acts as agent in arranging for the sale of Class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the class, Management's activities and expenses related to the sale and distribution of the class, and ongoing services provided to investors in the class, Management receives from the class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Note C—Securities Transactions:

During the period ended December 31, 2014, there were purchase and sale transactions of long-term securities (excluding equity swap contracts, total return swap contracts, forward foreign currency contracts and option contracts) as follows:

Purchases	Securities Sold Short	Sales	Covers on Securities Sold Short
$22,104,138	$8,345,432	$13,527,673	$5,923,620

During the period ended December 31, 2014, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the period ended December 31, 2014 was as follows:

	For the Period Ended December 31, 2014
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class S(1)	856,839	—	(10,330)	846,509

(1)  Period from May 1, 2014 (Commencement of Operations) to December 31, 2014.

Other: At December 31, 2014, there was an affiliated investor owning 76.8% of the Fund's outstanding shares.

Note E—Line of Credit:

In December 2014, the Board approved a single committed, secured credit facility of up to $100,000,000 for the Fund to use for temporary or emergency purposes. Another investment company managed by Management will also participate in this line of credit on the same terms. Because several mutual funds will participate, there is no assurance that the Fund will have access to all or any part of the line of credit at any particular time.

Note F—Subsequent Event:

Effective on or about January 30, 2015, Loeb Arbitrage Management LP ceased to act as a subadviser to the Fund.

Financial Highlights

Absolute Return Multi-Manager Portfolio

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00)% per share are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class S
	Period from May 1, 2014^ to December 31, 2014
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net Investment Income (Loss)‡	(0.08)
Net Gains or Losses on Securities (both realized and unrealized)	0.09
Total From Investment Operations	0.01
Net Asset Value, End of Period	$10.01
Total Return††	0.10	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$8.5
Ratio of Gross Expenses to Average Net Assets#@	9.43	%*
Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expenses on securities sold short)@	8.88	%*
Ratio of Net Expenses to Average Net Asset@	3.25	%*
Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expenses on securities sold short)@	2.69	%*
Ratio of Net Investment Income/(Loss) to Average Net Assets@	(1.21	)%*
Portfolio Turnover Rate (including securities sold short)	264	%**
Portfolio Turnover Rate (excluding securities sold short)	213	%**

See Notes to Financial Highlights

Notes to Financial Highlights Absolute Return
Multi-Manager Portfolio

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during the fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

‡  Calculated based on the average number of shares outstanding during the fiscal period.

#  Represents the annualized ratio of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

@  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

*  Annualized.

**  Not annualized.

^  The date investment operations commenced.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Absolute Return Multi-Manager Portfolio

We have audited the accompanying statement of assets and liabilities of Absolute Return Multi-Manager Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2014, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 1, 2014 (commencement of operations) through December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Absolute Return Multi-Manager Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the period from May 1, 2014 (commencement of operations) through December 31, 2014 in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 20, 2015

Trustee and Officer Information

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management and NBAIM. The Fund's Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	60	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	60

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	60

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	60

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	60

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	60

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	60

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	60	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, Neuberger Berman Fixed Income LLC ("NBFI"), since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

60

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	60	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002

General Counsel and Senior Vice President, Management, since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger, since 2014; Employee, Management, since 2003; formerly, Vice President, Neuberger, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Vice President since 2008

Managing Director, Neuberger, since 2014; Vice President, Management, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger, 2006 to 2014; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since 2003

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger, since 2007; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008

Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director, NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of the fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Board Consideration of Additional Sub-Advisory Agreements

At meetings held on October 6-7, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considered and approved the separate sub-advisory agreements ("Sub-Advisory Agreements") among Management, NB Alternative Investment Management LLC ("NBAIM") and each of Blue Jay Capital Management, LLC and Cloud Gate Capital LLC (each an "Additional Subadviser"), each of which would be responsible for managing a portion of the assets of the Fund.

In evaluating the Sub-Advisory Agreements, the Board, including the Independent Trustees, reviewed materials furnished by each Additional Subadviser. In addition, the Board, including the Independent Trustees, met with senior representatives of each Additional Subadviser regarding its personnel and operations. The Independent Trustees were advised by counsel that is experienced in 1940 Act matters and that is independent of Management and NBAIM.

The Board noted that Management and NBAIM, together with the Fund, had received an order from the SEC that permits Management to add or replace subadvisers to the Fund without a shareholder vote, provided the Independent Trustees approve the new subadviser and certain other steps are taken. In this context, the Board considered Management's and NBAIM's responsibilities for designing an overall investment program for the Fund and then identifying the subadvisers who will carry out the different portions of that program based on the NBAIM's due diligence of those subadvisers. The Board further noted that Management and NBAIM, pursuant to their agreements with the Fund and related subadviser oversight policies and procedures approved by the Board, are responsible for overseeing the subadvisers.

The Board evaluated the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered the following factors, among others, in connection with its approval of the Sub-Advisory Agreements: (1) the nature, extent, and quality of the services to be provided by each Additional Subadviser; and (2) the expected costs of the services to be provided. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board received and considered information regarding the nature, extent and quality of the services to be provided to the Fund by each Additional Subadviser under the Sub-Advisory Agreements. The Board considered the experience and staffing of the portfolio management and investment research personnel of each Additional Subadviser who would perform services for the Fund, as well as the resources available to each. With respect to each Additional Subadviser, the Board reviewed the performance for accounts managed by the Additional Subadviser that were substantially similar in strategy to the strategy the Additional Subadviser will use for the Fund, noting that the accounts may not be subject to the same 1940 Act restrictions as the Fund. The Board considered the policies and practices regarding brokerage and allocation of portfolio transactions of each of the Additional Subadvisers and noted that Management and NBAIM would monitor the quality of the execution services provided by each Additional Subadviser.

The Board also reviewed whether the Additional Subadvisers would use brokers to execute Fund transactions that provide research and other services to the Additional Subadviser, and the types of benefits potentially derived from such services by the Additional Subadviser, the Fund and other clients of the Additional Subadviser. The Board also considered the compliance programs and compliance history of each Additional Subadviser, including the Fund's Chief Compliance Officer's and NBAIM's assessment of the compliance programs of the Additional Subadvisers. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving an Additional Subadviser, and reviewed information regarding their financial condition, history of operations and any conflicts of interests in managing the Fund.

With respect to the overall fairness of the Sub-Advisory Agreements, the Board had previously considered the Fund's fee structure as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or its affiliates. Management indicated that similar comparative information was not available with respect to the amount paid to each Additional Subadviser. The Board did, however, consider an estimate of the costs of the services to be provided and estimated profits or losses that would be realized by each Additional Subadviser, as well as the fees each Additional Subadviser charges for similar products. The Board noted, however, that Management, and not the Fund, pays the fee to the Additional Subadvisers and therefore the fees charged by the Additional Subadvisers will not change the overall expenses of the Fund. The Board also considered whether there are other business arrangements between Management or NBAIM and any Additional Subadviser that could give rise to potential conflicts. It considered whether the Sub-Advisory Agreements will or should provide for breakpoints in the fees and, as a general matter, the way in which any such breakpoints should factor into the fees paid by the Fund.

Conclusions as to Additional Sub-Advisory Agreements

In approving the Sub-Advisory Agreements, the Board concluded that the terms of each Sub-Advisory Agreement are fair and reasonable to the Fund and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that each Additional Subadviser could be expected to provide a high level of service to the Fund; that each Additional Subadviser's fees appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the expected benefits accruing to each Additional Subadviser and its affiliates and Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the expected costs of providing the sub-advisory services and the expected benefits accruing to the Fund.

Neuberger Berman
Advisers Management Trust

Balanced Portfolio

I Class Shares

Annual Report

December 31, 2014

B1014 02/15

Balanced Portfolio Commentary (Unaudited)

The Neuberger Berman Advisors Management Trust Balanced Portfolio (the "Fund") Class I generated a 4.18% total return for the 12 months ended December 31, 2014. The Fund's equity component underperformed the Russell Midcap® Growth Index, which returned 11.90% during the period, and its fixed income component underperformed the Barclays 1-3 Year U.S. Government/Credit Index, which returned 0.77% for the same period.

Equities

Looking back at a volatile, but positive, year for equity markets, U.S. Federal Reserve (Fed) comments continued to underscore the likelihood of a return to a more normalized interest rate environment. This "hawkish" tilt, easily digested by the markets, was likely the product, in our view, of the U.S. economy's continued measured growth, resiliency towards economic-fueled "walls of worry" emanating from Asia and Europe, and a number of positive trends, most notably low inflation, broad stimulus from falling oil prices, strong corporate earnings, continued incremental gains in housing and employment in the U.S., and the potential for a working truce in Washington with the return of two-party parity. These factors and a strengthening dollar also boosted the buying power and sentiment of consumers, a key component to any meaningful economic expansion. Of equal importance to our higher-qualitative and higher-growth investment approach, in our opinion, was the surge in capital reinvestment as companies ramped up efforts focused on growing their franchises and expanding market share. This marked a departure from the short-term shareholder appeasement via dividend and share repurchase programs that had largely defined corporate investment strategy over the last three plus years. The net effect was a long-overdue rotation back towards fundamentals, which in turn ushered in a change of market leadership in the second half of 2014 that rewarded active management and stocks offering positive differentiation versus their peers and the broader market.

With respect to attribution highlights, our underweight in the Energy sector versus the benchmark proved additive, overcoming our underweight to Consumer Staples, a sector that offered strong performance in the first half of the year. Negative stock selection, amplified by a Fed-induced stylistic rotation away from higher beta industries in the first half of the year, was, in our opinion, the principal culprit behind our 2014 underperformance compared to the benchmark, as positive contributions from Information Technology and Materials could not overcome broad weakness from Health Care, Energy and Industrials. Our stock selection during the first half of 2014 proved especially frustrating as the market largely ignored generally strong execution and fundamentals across our holdings.

Drilling down to our holdings over the fiscal year, Avago Technologies was the top contributor to performance, while Oasis Petroleum was the leading detractor. Avago, a designer, developer and supplier of analog semiconductors, consistently delivered strong fundamentals, boosted by the integration of recently acquired LSI Logic and its increased participation in Apple's iPhone 6. Oasis, an independent exploration and production company focused on unconventional oil and natural gas resources, primarily in Montana and North Dakota, was negatively impacted by the precipitous drop in oil prices in 2014. We exited this position in the fourth quarter.

Looking ahead, we still believe U.S. equities remain the place to be. In our opinion, the markets are ready for the long overdue tightening of monetary policy and we believe that fundamentals could continue to increase in relevancy as investors re-embrace higher-growth and higher-expectation stories.

Fixed Income

When the year began, the overwhelming consensus was that U.S. interest rates would move higher amid a backdrop of improving economic growth. After stumbling early in the year, the economy quickly regained its footing. However, intermediate- and longer-term yields declined in 2014. This was triggered by a number of factors, including benign inflation, moderating growth overseas, geopolitical issues and overall strong demand. In addition, the Fed vowed to take a measured approach in terms of rates. The yield curve flattened during the reporting period, as the yield on the two-year Treasury rose almost 30 basis points (bps), whereas the 10-year Treasury yield fell almost 90 bps. Most spread sectors generated positive returns during the period. The best absolute performers were longer-term government/credit and

1

longer-term corporate securities, both of which posted double-digit returns. In contrast, Treasury Inflation-Protected Securities and local emerging markets debt were relative underperformers.

During the reporting period, the Fund's underweight to agency securities detracted from results as they outperformed the benchmark. The Fund's underweight to non-corporate credit, which includes foreign sovereigns, was also a drag on performance during the 12-month period. On the upside, the Portfolio's allocations to commercial mortgage-backed securities (CMBS), non-agency mortgage-backed securities, consumer asset-backed securities (ABS) and corporate credit (mostly financials) contributed to performance.

The Fund maintained its overall positioning during the year, with an overweight to the spread sectors and an underweight to Treasuries. However, several adjustments were made to the Fund, including reducing its Treasury exposure and increasing its allocations to CMBS and consumer ABS. We also actively participated in the investment grade corporate bond new issuance market and sold certain positions that we believed were fully valued and where we felt there were potential event risks. Overall, the Fund's allocation to investment grade corporate bonds slightly declined during the reporting period.

Despite our expectations for continued growth in the U.S., economic issues overseas and sharply falling oil prices may give the Fed additional flexibility in terms of the timing of its first interest rate hike. In our view, the first rate hike will occur in either the second half of 2015 or the first quarter of 2016. As such, we believe the federal funds rate could be 0% to 0.25% to 0.75% by the end of 2015. We plan to maintain our long-held strategy of overweighting the spread sectors, as we feel it is appropriate in our attempt to achieve results that are consistent with client objectives.

Sincerely,

KENNETH J. TUREK, THOMAS SONTAG,
MICHAEL FOSTER AND RICHARD GRAU
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report, and are subject to change without notice.

2

Balanced Portfolio (Unaudited)

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	6.7%
Common Stock	67.3
Corporate Debt	11.1
Mortgage-Backed Securities	10.9
U.S. Treasury Securities	2.6
Short-Term Investments	1.7
Liabilities, less cash, receivables and other assets	(0.3)
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2014
	Date	1 Year	5 Years	10 Years	Life of Fund
Balanced Portfolio Class I	02/28/1989	4.18%	9.77%	5.19%	6.84%
Barclays 1-3 Year U.S. Government/ Credit Index[1,2]		0.77%	1.41%	2.85%	5.09%
Russell Midcap® Growth Index[1,2]		11.90%	16.94%	9.43%	10.97%
Russell Midcap® Index[1,2]		13.22%	17.19%	9.56%	12.02%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2013 was 2.04% for Class I shares (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.85% after expense reimbursements and/or fee waivers. The expense ratios for fiscal year 2014 can be found in the Financial Highlights section of this report.

COMPARISON OF $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

3

Endnotes

1  The date used to calculate Life of Fund performance for the index is February 28, 1989, the Fund's commencement of operations.

2  The Barclays 1-3 Year U.S. Government/Credit Index is the 1-3 year component of the Barclays U.S. Government/Credit Index. The Barclays U.S. Government/Credit Index is the non-securitized component of the Barclays U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt) and investment-grade corporate securities. The Russell Midcap® Growth Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity market, and includes approximately 800 of the smallest securities in the Russell 1000® Index (which measures the performance of the 1,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that investors cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other mutual funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios (the "Funds") are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2015 Neuberger Berman Management LLC, distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2014 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/14

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST BALANCED PORTFOLIO

Actual	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During the Period* 7/1/14 – 12/31/14
Class I	$1,000.00	$1,029.70	$9.46
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,015.88	$9.40

*  Expenses are equal to the annualized expense ratio of 1.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Balanced Portfolio 12/31/14

NUMBER OF SHARES		VALUE†
Common Stocks (67.3%)
Airlines (0.9%)
2,200	Alaska Air Group, Inc.	$131,472
Banks (0.7%)
850	SVB Financial Group	98,660	*
Biotechnology (2.0%)
1,000	Alkermes PLC	58,560	*
1,500	BioMarin Pharmaceutical, Inc.	135,600	*
250	Puma Biotechnology, Inc.	47,317	*
350	United Therapeutics Corp.	45,322	*
		286,799
Building Products (0.7%)
2,250	Fortune Brands Home & Security, Inc.	101,858
Capital Markets (2.0%)
800	Affiliated Managers Group, Inc.	169,792	*
2,000	Raymond James Financial, Inc.	114,580
		284,372
Chemicals (0.5%)
2,000	PolyOne Corp.	75,820
Commercial Services & Supplies (1.2%)
1,250	Stericycle, Inc.	163,850	*
Communications Equipment (1.6%)
750	F5 Networks, Inc.	97,849	*
1,000	Palo Alto Networks, Inc.	122,570	*
		220,419
Consumer Finance (0.7%)
1,750	PRA Group, Inc.	101,378	*
Containers & Packaging (1.1%)
2,000	Packaging Corp. of America	156,100
Distributors (0.8%)
3,750	LKQ Corp.	105,450	*
Diversified Consumer Services (0.3%)
2,000	Service Corp. International	45,400
Diversified Financial Services (0.7%)
1,600	CBOE Holdings, Inc.	101,472
NUMBER OF SHARES		VALUE†
Electrical Equipment (1.4%)
450	Acuity Brands, Inc.	$63,031
2,500	AMETEK, Inc.	131,575
		194,606
Electronic Equipment, Instruments & Components (2.0%)
1,900	Amphenol Corp. Class A	102,239
3,000	CDW Corp.	105,510
1,000	Zebra Technologies Corp. Class A	77,410	*
		285,159
Food & Staples Retailing (0.7%)
1,000	PriceSmart, Inc.	91,220
Food Products (2.0%)
2,000	Pinnacle Foods, Inc.	70,600
1,150	TreeHouse Foods, Inc.	98,359	*
3,000	WhiteWave Foods Co.	104,970	*
		273,929
Health Care Equipment & Supplies (1.6%)
500	Cooper Cos., Inc.	81,045
500	Teleflex, Inc.	57,410
3,250	Wright Medical Group, Inc.	87,327	*
		225,782
Health Care Providers & Services (3.8%)
2,750	Acadia Healthcare Co., Inc.	168,327	*
3,000	Envision Healthcare Holdings, Inc.	104,070	*
1,500	HealthSouth Corp.	57,690
1,150	Omnicare, Inc.	83,870
1,100	Universal Health Services, Inc. Class B	122,386
		536,343
Health Care Technology (1.2%)
2,500	Cerner Corp.	161,650	*
Hotels, Restaurants & Leisure (1.4%)
2,000	Bloomin' Brands, Inc.	49,520	*
500	Buffalo Wild Wings, Inc.	90,190	*
2,750	MGM Resorts International	58,795	*
		198,505
Household Durables (0.8%)
1,350	Jarden Corp.	64,638	*
1,200	Newell Rubbermaid, Inc.	45,708
		110,346

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Industrial Conglomerates (1.1%)
1,000	Roper Industries, Inc.	$156,350
Internet & Catalog Retail (0.4%)
1,750	Liberty Interactive Corp. Class A	51,485	*
Internet Software & Services (1.8%)
1,000	Akamai Technologies, Inc.	62,960	*
400	CoStar Group, Inc.	73,452	*
1,250	Demandware, Inc.	71,925	*
1,500	HomeAway, Inc.	44,670	*
		253,007
IT Services (2.5%)
600	Alliance Data Systems Corp.	171,630	*
1,000	Fiserv, Inc.	70,970	*
700	FleetCor Technologies, Inc.	104,097	*
		346,697
Leisure Products (0.8%)
750	Polaris Industries, Inc.	113,430
Life Sciences Tools & Services (0.9%)
700	Illumina, Inc.	129,206	*
Machinery (2.1%)
1,100	PACCAR, Inc.	74,811
1,350	Pall Corp.	136,633
900	Wabtec Corp.	78,201
		289,645
Media (0.5%)
450	Charter Communications, Inc. Class A	74,979	*
Multiline Retail (1.3%)
1,750	Dollar Tree, Inc.	123,165	*
2,500	Tuesday Morning Corp.	54,250	*
		177,415
Oil, Gas & Consumable Fuels (1.2%)
1,350	Antero Resources Corp.	54,783	*
1,500	Cabot Oil & Gas Corp.	44,415
750	Concho Resources, Inc.	74,812	*
		174,010
NUMBER OF SHARES		VALUE†
Pharmaceuticals (2.9%)
2,750	Akorn, Inc.	$99,550	*
1,350	Endo International PLC	97,362	*
650	Hospira, Inc.	39,813	*
1,750	Mylan, Inc.	98,647	*
600	Salix Pharmaceuticals Ltd.	68,964	*
		404,336
Professional Services (1.1%)
1,000	Nielsen NV	44,730
1,750	WageWorks, Inc.	112,998	*
		157,728
Real Estate Management & Development (0.8%)
750	Jones Lang LaSalle, Inc.	112,448
Road & Rail (1.1%)
600	J.B. Hunt Transport Services, Inc.	50,550
1,400	Old Dominion Freight Line, Inc.	108,696	*
		159,246
Semiconductors & Semiconductor Equipment (4.5%)
2,000	Avago Technologies Ltd.	201,180
1,500	Cavium, Inc.	92,730	*
1,250	Lam Research Corp.	99,175
1,750	Monolithic Power Systems, Inc.	87,045
1,400	NXP Semiconductors NV	106,960	*
2,500	SunEdison, Inc.	48,775	*
		635,865
Software (4.2%)
4,500	Activision Blizzard, Inc.	90,675
1,000	Autodesk, Inc.	60,060	*
1,350	Electronic Arts, Inc.	63,470	*
1,400	ServiceNow, Inc.	94,990	*
850	Splunk, Inc.	50,108	*
2,250	Synchronoss Technologies, Inc.	94,185	*
400	Ultimate Software Group, Inc.	58,726	*
950	Workday, Inc. Class A	77,529	*
		589,743
Specialty Retail (6.0%)
750	Advance Auto Parts, Inc.	119,460
1,050	Lithia Motors, Inc. Class A	91,024
1,000	O'Reilly Automotive, Inc.	192,620	*
1,250	Ross Stores, Inc.	117,825
600	Signet Jewelers Ltd.	78,942
1,700	Tractor Supply Co.	133,994
1,500	Williams-Sonoma, Inc.	113,520
		847,385

See Notes to Schedule of Investments

7

NUMBER OF SHARES		VALUE†
Technology Hardware, Storage & Peripherals (0.6%)
900	SanDisk Corp.	$88,182
Textiles, Apparel & Luxury Goods (3.5%)
1,150	Carter's, Inc.	100,406
1,500	Hanesbrands, Inc.	167,430
2,750	Kate Spade & Co.	88,028	*
2,000	Under Armour, Inc. Class A	135,800	*
		491,664
Trading Companies & Distributors (0.7%)
1,000	United Rentals, Inc.	102,010	*
Wireless Telecommunication Services (1.2%)
1,500	SBA Communications Corp. Class A	166,140	*
	Total Common Stocks (Cost $6,504,694)	9,471,561

See Notes to Schedule of Investments

8

PRINCIPAL AMOUNT		VALUE†
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (2.6%)
$240,000	U.S. Treasury Notes, 1.00%, due 12/15/17	$239,456
100,000	U.S. Treasury Notes, 0.50%, due 11/30/16	99,758
30,000	U.S. Treasury Notes, 0.38%, due 10/31/16	29,869
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $369,322)	369,083
Mortgage-Backed Securities (10.9%)
Adjustable Mixed Balance (0.0%)
6,480	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.28%, due 6/19/34	6,273	µ
Commercial Mortgage-Backed (7.4%)
78,447	Citigroup Commercial Mortgage Trust, Ser. 2013-GC15, Class A1, 1.38%, due 9/10/46	78,463
1,172	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2006-CD2, Class AAB, 5.33%, due 1/15/46	1,172	µ
115,371	Commercial Mortgage Pass-Through Certificates, Ser. 2014-LC15, Class A1, 1.26%, due 4/10/47	114,602
27,070	Commercial Mortgage Pass-Through Certificates, Ser. 2014-CR16, Class A1, 1.45%, due 4/10/47	26,961
42,235	Commercial Mortgage Pass-Through Certificates, Ser. 2014-UBS3, Class A1, 1.40%, due 6/10/47	41,883
56,118	Commercial Mortgage Pass-Through Certificates, Ser. 2014-UBS4, Class A1, 1.31%, due 8/10/47	55,887
51,581	Credit Suisse Commercial Mortgage Trust, Ser. 2006-C3, Class A3, 5.81%, due 6/15/38	53,897	µ
30,000	Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Ser. 2007-GG9, Class A4, 5.44%, due 3/10/39	31,996
100,000	GS Mortgage Securities Trust, Ser. 2006-GG6, Class A4, 5.55%, due 4/10/38	102,615
96,169	GS Mortgage Securities Trust, Ser. 2014-GC18, Class A1, 1.30%, due 1/10/47	95,822
43,340	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB14, Class A4, 5.48%, due 12/12/44	44,311
91,214	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2013-C10, Class A1, 1.39%, due 7/15/46	91,625
17,824	Morgan Stanley Capital I Trust, Ser. 2011-C1, Class A1, 2.60%, due 9/15/47	17,925	ñ
75,769	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C20, Class A7, 5.12%, due 7/15/42	76,398
90,052	Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C23, Class A4, 5.42%, due 1/15/45	92,378
13,291	WF-RBS Commercial Mortgage Trust, Ser. 2011-C2, Class A1, 2.50%, due 2/15/44	13,365	ñ
94,659	WF-RBS Commercial Mortgage Trust, Ser. 2014-C21, Class A1, 1.41%, due 8/15/47	94,524
		1,033,824
Mortgage-Backed Non-Agency (0.6%)
49,435	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	52,294	ñ
28,855	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	30,697	ñ
		82,991
Fannie Mae (1.5%)
59,614	Pass-Through Certificates, 3.50%, due 10/1/25	63,022
102,667	Pass-Through Certificates, 3.00%, due 9/1/27	106,960
34,369	Pass-Through Certificates, 4.50%, due 4/1/39	37,329
		207,311
Freddie Mac (1.4%)
60,479	Pass-Through Certificates, 3.50%, due 5/1/26	63,925
82,754	Pass-Through Certificates, 3.00%, due 1/1/27	86,084
47,900	Pass-Through Certificates, 4.50%, due 11/1/39	51,922
		201,931
	Total Mortgage-Backed Securities (Cost $1,546,654)	1,532,330

See Notes to Schedule of Investments

9

PRINCIPAL AMOUNT		VALUE†
Corporate Debt Securities (11.1%)
Aerospace & Defense (0.0%)
$5,000	L-3 Communications Corp., Guaranteed Notes, 1.50%, due 5/28/17	$4,953
Auto Manufacturers (1.1%)
15,000	American Honda Finance Corp., Senior Unsecured Notes, 1.13%, due 10/7/16	15,074
35,000	Harley-Davidson Financial Services, Inc., Guaranteed Notes, 1.15%, due 9/15/15	35,099	ñ
25,000	Hyundai Capital America, Senior Unsecured Notes, 1.45%, due 2/6/17	24,914	ñ
80,000	Toyota Motor Credit Corp., Senior Unsecured Medium-Term Notes, 1.00%, due 2/17/15	80,061
		155,148
Banks (3.9%)
30,000	Bank of America Corp., Senior Unsecured Medium-Term Notes, 3.63%, due 3/17/16	30,849
75,000	Citigroup, Inc., Senior Unsecured Notes, 1.35%, due 3/10/17	74,650
50,000	Deutsche Bank AG London, Senior Unsecured Notes, 1.35%, due 5/30/17	49,597
35,000	Goldman Sachs Group, Inc., Senior Unsecured Medium-Term Notes, 1.60%, due 11/23/15	35,188
145,000	JPMorgan Chase & Co., Senior Unsecured Medium-Term Notes, 1.35%, due 2/15/17	145,005
15,000	Morgan Stanley, Senior Unsecured Notes, 1.75%, due 2/25/16	15,084
125,000	Wells Fargo & Co., Senior Unsecured Notes, 1.50%, due 7/1/15	125,681
75,000	Westpac Banking Corp., Senior Unsecured Notes, 1.13%, due 9/25/15	75,403
		551,457
Beverages (0.0%)
5,000	Heineken NV, Senior Unsecured Notes, 0.80%, due 10/1/15	5,006	ñ
Commercial Services (0.1%)
10,000	ERAC USA Finance LLC, Guaranteed Notes, 1.40%, due 4/15/16	10,025	ñ
Computers (0.3%)
35,000	Hewlett-Packard Co., Senior Unsecured Notes, 2.20%, due 12/1/15	35,350
Diversified Financial Services (1.1%)
150,000	General Electric Capital Corp., Senior Unsecured Notes, 2.15%, due 1/9/15	150,025
10,000	Synchrony Financial, Senior Unsecured Notes, 1.88%, due 8/15/17	10,020
		160,045
Electric (0.1%)
20,000	Electricite de France SA, Senior Unsecured Notes, 1.15%, due 1/20/17	19,989	ñ
Electronics (0.2%)
25,000	Thermo Fisher Scientific, Inc., Senior Unsecured Notes, 1.30%, due 2/1/17	24,861
Food (0.3%)
15,000	Kraft Foods Group, Inc., Senior Unsecured Notes, 1.63%, due 6/4/15	15,065
20,000	WM Wrigley Jr. Co., Senior Unsecured Notes, 1.40%, due 10/21/16	20,022	ñ
		35,087
Healthcare—Products (0.3%)
5,000	Becton Dickinson & Co., Senior Unsecured Notes, 1.80%, due 12/15/17	5,019
10,000	CareFusion Corp., Senior Unsecured Notes, 1.45%, due 5/15/17	9,933
20,000	Medtronic, Inc., Senior Unsecured Notes, 1.50%, due 3/15/18	19,906	ñ
		34,858

See Notes to Schedule of Investments

10

PRINCIPAL AMOUNT		VALUE†
Healthcare—Services (0.1%)
$15,000	Ventas Realty L.P., Guaranteed Notes, 1.55%, due 9/26/16	$15,064
Home Furnishings (0.1%)
15,000	Whirlpool Corp., Senior Unsecured Notes, 1.35%, due 3/1/17	14,960
Internet (0.3%)
35,000	Amazon.com, Inc., Senior Unsecured Notes, 0.65%, due 11/27/15	34,981
Machinery Diversified (0.4%)
50,000	John Deere Capital Corp., Senior Unsecured Notes, 0.88%, due 4/17/15	50,064
Media (0.8%)
45,000	Comcast Corp., Guaranteed Notes, 4.95%, due 6/15/16	47,681
10,000	Thomson Reuters Corp., Senior Unsecured Notes, 1.30%, due 2/23/17	9,948
10,000	Thomson Reuters Corp., Senior Unsecured Notes, 1.65%, due 9/29/17	9,939
45,000	Time Warner, Inc., Guaranteed Notes, 5.88%, due 11/15/16	48,792
		116,360
Mining (0.2%)
10,000	Freeport-McMoRan, Inc., Guaranteed Notes, 2.30%, due 11/14/17	10,013
20,000	Rio Tinto Finance USA PLC, Guaranteed Notes, 1.38%, due 6/17/16	20,092
		30,105
Oil & Gas (0.1%)
15,000	Marathon Oil Corp., Senior Unsecured Notes, 0.90%, due 11/1/15	14,958
Pharmaceuticals (0.9%)
35,000	Bayer Corp., Guaranteed Notes, 7.13%, due 10/1/15	36,583	ñ
30,000	Express Scripts Holding Co., Guaranteed Notes, 2.10%, due 2/12/15	30,037
10,000	McKesson Corp., Senior Unsecured Notes, 1.29%, due 3/10/17	9,952
55,000	Novartis Capital Corp., Guaranteed Notes, 2.90%, due 4/24/15	55,427
		131,999
Pipelines (0.5%)
20,000	Enterprise Products Operating LLC, Guaranteed Notes, 1.25%, due 8/13/15	20,055
15,000	Kinder Morgan, Inc., Guaranteed Notes, 2.00%, due 12/1/17	14,908
30,000	TransCanada PipeLines Ltd., Senior Unsecured Notes, 0.88%, due 3/2/15	30,016
		64,979
Retail (0.1%)
10,000	Walgreens Boots Alliance, Inc., Guaranteed Notes, 1.75%, due 11/17/17	10,026
Telecommunications (0.2%)
31,000	Verizon Communications, Inc., Senior Unsecured Notes, 2.50%, due 9/15/16	31,696
	Total Corporate Debt Securities (Cost $1,559,621)	1,551,971

See Notes to Schedule of Investments

11

PRINCIPAL AMOUNT		VALUE†
Asset-Backed Securities (6.7%)
$115,000	Ally Auto Receivables Trust, Ser. 2014-2, Class A3, 1.25%, due 4/15/19	$114,858
175,000	American Express Credit Account Master Trust, Ser. 2012-4, Class A, 0.40%, due 5/15/20	174,671	µ
50,000	Bank of America Credit Card Trust, Ser. 2014-A2, Class A, 0.43%, due 9/16/19	49,908	µ
106,000	Capital One Multi-Asset Execution Trust, Ser. 2007-A2, Class A2, 0.24%, due 12/16/19	105,388	µ
65,000	Carmax Auto Owner Trust, Ser. 2014-1, Class A3, 0.79%, due 10/15/18	64,801
100,000	Chase Issuance Trust, Ser. 2012-A2, Class A2, 0.43%, due 5/15/19	100,061	µ
100,000	Citibank Credit Card Issuance Trust, Ser. 2013-A1, Class A1, 0.27%, due 4/24/17	99,934	µ
125,000	Ford Credit Auto Owner Trust, Ser. 2014-A, Class A3, 0.79%, due 5/15/18	124,899
50,000	Hyundai Auto Receivables Trust, Ser. 2014-A, Class A3, 0.79%, due 7/16/18	49,934
57,643	SLM Student Loan Trust, Ser. 2006-5, Class A4, 0.31%, due 4/25/23	57,567	µ
	Total Asset-Backed Securities (Cost $943,347)	942,021
NUMBER OF SHARES
Short-Term Investments (1.7%)
241,476	State Street Institutional Liquid Reserves Fund Premier Class (Cost $241,476)	241,476
	Total Investments (100.3%) (Cost $11,165,114)	14,108,442	##
	Liabilities, less cash, receivables and other assets [(0.3%)]	(35,943)
	Total Net Assets (100.0%)	$14,072,499

See Notes to Schedule of Investments

12

Notes to Schedule of Investments Balanced Portfolio

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Balanced Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities of the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

See Notes to Financial Statements

13

Notes to Schedule of Investments Balanced Portfolio (cont'd)

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2014:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$9,471,561	$—	$—	$9,471,561
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	369,083	—	369,083
Mortgage-Backed Securities^	—	1,532,330	—	1,532,330
Corporate Debt Securities^	—	1,551,971	—	1,551,971
Asset-Backed Securities	—	942,021	—	942,021
Short-Term Investments	—	241,476	—	241,476
Total Investments	$9,471,561	$4,636,881	$—	$14,108,442

See Notes to Financial Statements

14

Notes to Schedule of Investments Balanced Portfolio (cont'd)

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended December 31, 2014, the Fund had no transfers between Levels 1, 2 or 3 based on the beginning of period market values as of December 31, 2013.

##  At December 31, 2014, the cost of investments for U.S. federal income tax purposes was $11,181,769. Gross unrealized appreciation of investments was $3,064,298 and gross unrealized depreciation of investments was $137,625, resulting in net unrealized appreciation of $2,926,673, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

µ  Floating rate securities are securities whose yields vary with a designated index or market rate. These securities are shown at their current rates as of December 31, 2014, and their final maturities.

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act") or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At December 31, 2014, these securities amounted to $285,825 or 2.0% of net assets for the Fund.

See Notes to Financial Statements

15

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

BALANCED PORTFOLIO
December 31, 2014
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$14,108,442
Foreign currency*	8,984
Dividends and interest receivable	16,639
Receivable for securities sold	21,627
Receivable from Management—net (Note B)	1,201
Prepaid expenses and other assets	7,641
Total Assets	14,164,534
Liabilities
Payable for securities purchased	17,518
Payable for Fund shares redeemed	744
Payable to investment manager (Note B)	6,573
Accrued expenses and other payables	67,200
Total Liabilities	92,035
Net Assets	$14,072,499
Net Assets consist of:
Paid-in capital	$9,487,746
Accumulated net realized gains (losses) on investments	1,642,137
Net unrealized appreciation (depreciation) in value of investments	2,942,616
Net Assets	$14,072,499
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,088,972
Net Asset Value, offering and redemption price per share	$12.92
*Cost of Investments:
Unaffiliated issuers	$11,165,114
Total cost of foreign currency	$9,696

See Notes to Financial Statements

16

Statement of Operations

Neuberger Berman Advisers Management Trust

BALANCED PORTFOLIO
For the Year Ended December 31, 2014
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$45,095
Interest income—unaffiliated issuers	73,307
Foreign taxes withheld (Note A)	(107)
Total income	$118,295
Expenses:
Investment management fees (Note B)	78,693
Administration fees (Note B)	42,923
Audit fees	55,385
Custodian and accounting fees	39,733
Insurance expense	481
Legal fees	7,548
Registration and filing fees	15,145
Shareholder reports	13,801
Trustees' fees and expenses	35,906
Miscellaneous	3,294
Total expenses	292,909
Expenses reimbursed by Management (Note B)	(28,160)
Total net expenses	264,749
Net investment income (loss)	$(146,454)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers (Note A)	1,688,828
Net increase from payments by affiliates (Note B)	725
Change in net unrealized appreciation (depreciation) in value of (Note A):
Unaffiliated investment securities	(967,275)
Foreign currency	(842)
Net gain (loss) on investments	721,436
Net increase (decrease) in net assets resulting from operations	$574,982

See Notes to Financial Statements

17

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	BALANCED PORTFOLIO
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$(146,454)	$(156,955)
Net realized gain (loss) on investments (Note A)	1,688,828	1,229,595
Net increase from payments by affiliates (Note B)	725	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	(968,117)	1,437,691
Net increase (decrease) in net assets resulting from operations	574,982	2,510,331
Distributions to Shareholders From (Note A):
Net realized gain on investments	(1,162,711)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold	209,075	199,883
Proceeds from reinvestment of dividends and distributions	1,162,711	—
Payments for shares redeemed	(1,755,524)	(2,205,141)
Net increase (decrease) from Fund share transactions	(383,738)	(2,005,258)
Net Increase (Decrease) in Net Assets	(971,467)	505,073
Net Assets:
Beginning of year	15,043,966	14,538,893
End of year	$14,072,499	$15,043,966
Undistributed net investment income (loss) at end of year	$—	$—

See Notes to Financial Statements

18

Notes to Financial Statements Balanced Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eleven separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and accretion of market discount on long-term bonds and short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2014 was $630.

5  Income tax information: Each Series is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes

19

substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2014, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2014, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of: net operating losses, paydown losses on mortgage-backed and asset-backed securities, non-real estate investment trusts return of capital adjustments and amortization of bond premium. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2014, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(125,907)	$146,454	$(20,547)

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$—	$—	$1,162,711	$—	$1,162,711	$—

As of December 31, 2014 the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total
$—	$1,658,792	$2,925,961	$—	$4,584,753

The differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales and amortization of bond premium.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

20

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

9  Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

10  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2014, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

21

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses and transaction costs, if any; and, consequently, net expenses may exceed the contractual expense limitation) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Fund has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2014, there was no repayment to Management under its contractual expense limitation. At December 31, 2014, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2012	2013	2014
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2015	2016	2017
Class I	1.00%	12/31/17	$25,078	$28,041	$28,160

(1)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

On June 3, 2014, Management made a voluntary contribution of $725 to the Fund in connection with a payment matter related to the Fund's investment in a State Street money market fund.

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities for the year ended December 31, 2014 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$1,193,839	$7,243,445	$1,871,776	$8,228,060

During the year ended December 31, 2014, no brokerage commissions on securities transactions were paid to affiliated brokers.

22

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2014 and December 31, 2013 was as follows:

	For the Year Ended December 31,
	2014	2013
Shares Sold	15,622	16,245
Shares Issued on Reinvestment of Dividends and Distributions	97,543	—
Shares Redeemed	(131,423)	(176,286)
Total	(18,258)	(160,041)

Note E—Lines of Credit:

At December 31, 2014, the Fund was a participant in a single committed, unsecured $300,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum on the unused portion of the available line of credit is charged, of which each participating fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2014. During the year ended December 31, 2014, the Fund did not utilize this line of credit.

At December 31, 2014, the Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a fund requests a loan. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2014. During the year ended December 31, 2014, the Fund did not utilize this line of credit.

In January 2015, a new syndicated committed, unsecured $700,000,000 line of credit, to be used only for temporary or emergency purposes, replaced the lines of credit with State Street noted above. Because several mutual funds participate in this line of credit, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time.

23

Financial Highlights

Balanced Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00)% per share are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2014	2013	2012	2011		2010
Net Asset Value, Beginning of Year	$13.59	$11.47	$10.49	$10.59		$9.00
Income From Investment Operations:
Net Investment Income (Loss)‡	(0.14)	(0.13)	(0.10)	(0.08)		(0.03)
Net Gains or Losses on Securities (both realized and unrealized)	0.61	2.25	1.08	0.01		1.72
Total From Investment Operations	0.47	2.12	0.98	(0.07)		1.69
Less Distributions From:
Net Investment Income	—	—	—	(0.03)		(0.10)
Net Capital Gains	(1.14)	—	—	—		—
Total Distributions	(1.14)	—	—	(0.03)		(0.10)
Voluntary Contribution from Management	0.00	—	—	—		—
Net Asset Value, End of Year	$12.92	$13.59	$11.47	$10.49		$10.59
Total Return††	4.18%@	18.48%	9.34%@	(0.63)%		18.83%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$14.1	$15.0	$14.5	$15.3		$17.6
Ratio of Gross Expenses to Average Net Assets#	2.05%	2.04%	2.02%	1.85%		1.92%
Ratio of Net Expenses to Average Net Assets§	1.85%	1.85%	1.85%	1.85	%Ø	1.85%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.02)%	(1.06)%	(0.86)%	(0.76)%		(0.37)%
Portfolio Turnover Rate	60%	51%	55%	52%		58%

See Notes to Financial Highlights

24

Notes to Financial Highlights Balanced Portfolio

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies or other qualified pension or retirement plan, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2014.

@  The class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2014. Had the Fund not received class action proceeds in 2012, total return based on per share NAV for the year ended December 31, 2012 would have been 9.25%.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

Ø  After repayment of expenses previously reimbursed by Management. Had the Fund not made such repayments, the annualized ratio of net expenses to average daily net assets would have been:

Year Ended December 31, 2011
1.83%
25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Balanced Portfolio

We have audited the accompanying statement of assets and liabilities of Balanced Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Balanced Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 10, 2015

26

Trustee and Officer Information

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Fund's Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	60	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	60

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	60

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	60

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	60

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	60

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	60

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	60	None.
29

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, Neuberger Berman Fixed Income, LLC ("NBFI"), since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

60

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

30

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	60	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

31

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002

General Counsel and Senior Vice President, Management, since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger, since 2014; Employee, Management, since 2003; formerly, Vice President, Neuberger, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Vice President since 2008

Managing Director, Neuberger, since 2014; Vice President, Management, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger, 2006 to 2014; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

32

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since 2003

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger, since 2007; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008

Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director, NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

33

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Notice to Shareholders

The Fund designates $1,162,711 as a capital gain distribution.

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of the Trust, including the Trustees who are not "interested persons" of Management (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the Management and Sub-Advisory Agreements ("Agreements") with respect to the Fund. Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 6-7, 2014, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Board and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; and compliance, shareholder and other services provided by Management and its affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

34

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the investment performance of the Fund compared to an appropriate market index and a peer group of investment companies; (3) the costs of the services provided as compared to a peer group of investment companies and the profit or loss realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of the Fund's shareholders.

The Board factored into its evaluation of the Fund's fees and performance a consideration of the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in the peer groups. The Board considered two separate peer groups, one composed of proprietary funds that are operated by insurance companies, and the other composed of non-proprietary funds operated for insurance company investors by independent investment managers.

While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and Neuberger, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management or Neuberger used brokers to execute Fund transactions that provide research and other services to Management or Neuberger and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management and Neuberger, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and Neuberger in response to recent market conditions, including actions taken in response to regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management and Neuberger in this context.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance both on an absolute basis and relative to an appropriate market index (or benchmark) and the average performance of composite peer groups (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager. The Board considered that the Fund significantly underperformed its proprietary and non-proprietary peer groups and benchmarks over all periods and discussed with Management the Fund's performance and steps that Management was pursuing to improve performance. The Board also considered Management's responsiveness with respect to the Fund's underperformance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration

35

of the Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding the Fund's performance.

With respect to the overall fairness of the Agreements, the Board decided to consider the fee structure for the Fund under the Agreements as compared to the non-proprietary peer group because it concluded that the proprietary funds are constructed on a different business model that the adviser cannot replicate. The Board also considered any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund, and profitability broken out between the investment management and administrative portions of the services provided, and year-over-year changes in each of Management's reported expense categories.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to the non-proprietary peer group. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and overall expense ratios of the peer group. In addition, the Board considered the contractual limit on expenses of the Fund. The Board noted that the Fund's contractual management fee was higher than those of others in its peer group, but that net of fees waived by Management, the actual management fee was lower than the peer groups' median but higher than mean. The Board considered whether specific portfolio management, administration or oversight needs contributed to the management fee. The Board also noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

The Board noted that Management incurred a loss on the Fund during the review period. The Board also considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and any such funds and/or separate accounts, including any breakpoints, and determined that any differences in fees and fee structures were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's loss on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

36

Neuberger Berman
Advisers Management Trust

Growth Portfolio

I Class Shares

Annual Report

December 31, 2014

B1015 02/15

Growth Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust Growth Portfolio (the "Fund") Class I generated a 6.89% total return for the 12 months ended December 31, 2014, lagging its benchmark, the Russell Midcap® Growth Index, which returned 11.90% for the period.

Looking back at a volatile, but positive, year for equities, U.S. Federal Reserve (Fed) comments continued to underscore the likelihood of a return to a more normalized interest rate environment. This "hawkish" tilt, easily digested by the markets, was likely the product, in our view, of the U.S. economy's continued measured growth, resiliency towards economic-fueled "walls of worry" emanating from Asia and Europe, and a number of positive trends, most notably low inflation, broad stimulus from falling oil prices, strong corporate earnings, continued incremental gains in housing and employment in the U.S., and the potential for a working truce in Washington with the return of two-party parity. These factors and a strengthening dollar also boosted the buying power and sentiment of consumers, a key component to any meaningful economic expansion. Of equal importance to our higher-qualitative and higher-growth investment approach was the surge in capital reinvestment as companies ramped up efforts focused on growing their franchises and expanding market share. This marked a departure from the short-term shareholder appeasement via dividend and share repurchase programs that had largely defined corporate investment strategy over the last three plus years. The net effect was a long-overdue rotation back towards fundamentals, which in turn ushered in a change of market leadership in the second half of 2014 that rewarded active management and stocks offering positive differentiation versus their peers and the broader market.

With respect to attribution highlights, our underweight in the Energy sector proved additive, overcoming our underweight to Consumer Staples, a sector that offered strong performance in the first half of the year. Negative stock selection, amplified by a Fed-induced stylistic rotation away from higher beta industries in the first half of the year, was the principal culprit behind our 2014 underperformance compared to the benchmark, as positive contributions from Information Technology and Materials could not overcome broad weakness from Health Care, Energy and Industrials. Our stock selection during the first half of 2014 proved especially frustrating as the market largely ignored generally strong execution and fundamentals across our holdings.

Drilling down to our holdings over the fiscal year, Avago Technologies was the top contributor to performance, while Oasis Petroleum was the leading detractor. Avago, a designer, developer and supplier of analog semiconductors, consistently delivered strong fundamentals, boosted by the integration of recently acquired LSI Logic and its increased participation in Apple's iPhone 6. Oasis, an independent exploration and production company focused on unconventional oil and natural gas resources, primarily in Montana and North Dakota, was negatively impacted by the precipitous drop in oil prices in 2014. We exited this position in the fourth quarter.

Looking ahead, we still believe U.S. equities remain the place to be. In our opinion, the markets are ready for the long overdue tightening of monetary policy and we believe that fundamentals could continue to increase in relevancy as investors re-embrace higher-growth and higher-expectation stories.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

1

Growth Portfolio (Unaudited)

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	22.8%
Consumer Staples	4.0
Energy	2.0
Financials	7.2
Health Care	18.3
Industrials	15.1
Information Technology	25.5
Materials	2.3
Telecommunication Services	1.8
Short-Term Investments	1.0
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2014
	Date	1 Year	5 Years	10 Years	Life of Fund
Growth Portfolio Class I	09/10/1984	6.89%	15.77%	9.26%	9.48%
Russell Midcap® Growth Index[1,2]		11.90%	16.94%	9.43%	N/A
Russell Midcap® Index[1,2]		13.22%	17.19%	9.56%	12.79%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2013 was 2.41% for Class I shares (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.85% after expense reimbursements and/or fee waivers. The expense ratios for fiscal year 2014 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is September 10, 1984, the Fund's commencement of operations.

2  The Russell Midcap® Growth Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity market, and includes approximately 800 of the smallest securities in the Russell 1000® Index (which measures the performance of the 1,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that investors cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other mutual funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios (the "Funds") are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2015 Neuberger Berman Management LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2014 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/14

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GROWTH PORTFOLIO

Actual	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During the Period* 7/1/14 – 12/31/14
Class I	$1,000.00	$1,048.00	$9.55
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,015.88	$9.40

*  Expenses are equal to the annualized expense ratio of 1.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

4

Schedule of Investments Growth Portfolio 12/31/14

NUMBER OF SHARES		VALUE†
Common Stocks (99.7%)
Airlines (1.4%)
1,800	Alaska Air Group, Inc.	$107,568
Banks (1.0%)
700	SVB Financial Group	81,249	*
Biotechnology (3.1%)
1,000	Alkermes PLC	58,560	*
1,250	BioMarin Pharmaceutical, Inc.	113,000	*
200	Puma Biotechnology, Inc.	37,854	*
300	United Therapeutics Corp.	38,847	*
		248,261
Building Products (1.1%)
2,000	Fortune Brands Home & Security, Inc.	90,540
Capital Markets (2.8%)
650	Affiliated Managers Group, Inc.	137,956	*
1,500	Raymond James Financial, Inc.	85,935
		223,891
Chemicals (0.8%)
1,750	PolyOne Corp.	66,343
Commercial Services & Supplies (1.7%)
1,000	Stericycle, Inc.	131,080	*
Communications Equipment (2.3%)
650	F5 Networks, Inc.	84,802	*
800	Palo Alto Networks, Inc.	98,056	*
		182,858
Consumer Finance (1.1%)
1,500	PRA Group, Inc.	86,895	*
Containers & Packaging (1.5%)
1,500	Packaging Corp. of America	117,075
Distributors (1.2%)
3,250	LKQ Corp.	91,390	*
Diversified Consumer Services (0.4%)
1,500	Service Corp. International	34,050
Diversified Financial Services (1.1%)
1,350	CBOE Holdings, Inc.	85,617
NUMBER OF SHARES		VALUE†
Electrical Equipment (2.2%)
350	Acuity Brands, Inc.	$49,025
2,350	AMETEK, Inc.	123,680
		172,705
Electronic Equipment, Instruments & Components (3.1%)
1,700	Amphenol Corp. Class A	91,477
2,500	CDW Corp.	87,925
850	Zebra Technologies Corp. Class A	65,799	*
		245,201
Food & Staples Retailing (1.0%)
850	PriceSmart, Inc.	77,537
Food Products (3.1%)
2,000	Pinnacle Foods, Inc.	70,600
1,000	TreeHouse Foods, Inc.	85,530	*
2,500	WhiteWave Foods Co.	87,475	*
		243,605
Health Care Equipment & Supplies (2.5%)
400	Cooper Cos., Inc.	64,836
500	Teleflex, Inc.	57,410
2,750	Wright Medical Group, Inc.	73,893	*
		196,139
Health Care Providers & Services (5.7%)
2,250	Acadia Healthcare Co., Inc.	137,722	*
2,500	Envision Healthcare Holdings, Inc.	86,725	*
1,350	HealthSouth Corp.	51,921
900	Omnicare, Inc.	65,637
1,000	Universal Health Services, Inc. Class B	111,260
		453,265
Health Care Technology (1.6%)
2,000	Cerner Corp.	129,320	*
Hotels, Restaurants & Leisure (2.2%)
2,000	Bloomin' Brands, Inc.	49,520	*
450	Buffalo Wild Wings, Inc.	81,171	*
2,000	MGM Resorts International	42,760	*
		173,451
Household Durables (1.1%)
1,100	Jarden Corp.	52,668	*
1,000	Newell Rubbermaid, Inc.	38,090
		90,758

See Notes to Schedule of Investments

5

NUMBER OF SHARES		VALUE†
Industrial Conglomerates (1.7%)
850	Roper Industries, Inc.	$132,898
Internet & Catalog Retail (0.5%)
1,250	Liberty Interactive Corp. Class A	36,775	*
Internet Software & Services (2.6%)
1,000	Akamai Technologies, Inc.	62,960	*
300	CoStar Group, Inc.	55,089	*
1,000	Demandware, Inc.	57,540	*
1,250	HomeAway, Inc.	37,225	*
		212,814
IT Services (3.7%)
500	Alliance Data Systems Corp.	143,025	*
850	Fiserv, Inc.	60,324	*
600	FleetCor Technologies, Inc.	89,226	*
		292,575
Leisure Products (1.1%)
600	Polaris Industries, Inc.	90,744
Life Sciences Tools & Services (1.3%)
550	Illumina, Inc.	101,519	*
Machinery (2.8%)
900	PACCAR, Inc.	61,209
950	Pall Corp.	96,149
750	Wabtec Corp.	65,168
		222,526
Media (0.7%)
350	Charter Communications, Inc. Class A	58,317	*
Multiline Retail (1.9%)
1,500	Dollar Tree, Inc.	105,570	*
2,000	Tuesday Morning Corp.	43,400	*
		148,970
Oil, Gas & Consumable Fuels (2.0%)
1,250	Antero Resources Corp.	50,725	*
1,500	Cabot Oil & Gas Corp.	44,415
650	Concho Resources, Inc.	64,838	*
		159,978
NUMBER OF SHARES		VALUE†
Pharmaceuticals (4.2%)
2,250	Akorn, Inc.	$81,450	*
1,150	Endo International PLC	82,938	*
500	Hospira, Inc.	30,625	*
1,450	Mylan, Inc.	81,736	*
500	Salix Pharmaceuticals Ltd.	57,470	*
		334,219
Professional Services (1.6%)
750	Nielsen NV	33,548
1,500	WageWorks, Inc.	96,855	*
		130,403
Real Estate Management & Development (1.2%)
650	Jones Lang LaSalle, Inc.	97,455
Road & Rail (1.7%)
500	J.B. Hunt Transport Services, Inc.	42,125
1,150	Old Dominion Freight Line, Inc.	89,286	*
		131,411
Semiconductors & Semiconductor Equipment (6.7%)
1,650	Avago Technologies Ltd.	165,973
1,300	Cavium, Inc.	80,366	*
1,050	Lam Research Corp.	83,307
1,500	Monolithic Power Systems, Inc.	74,610
1,150	NXP Semiconductors NV	87,860	*
2,000	SunEdison, Inc.	39,020	*
		531,136
Software (6.3%)
3,750	Activision Blizzard, Inc.	75,562
1,000	Autodesk, Inc.	60,060	*
1,250	Electronic Arts, Inc.	58,769	*
1,150	ServiceNow, Inc.	78,027	*
700	Splunk, Inc.	41,265	*
1,750	Synchronoss Technologies, Inc.	73,255	*
350	Ultimate Software Group, Inc.	51,385	*
750	Workday, Inc. Class A	61,208	*
		499,531
Specialty Retail (8.7%)
650	Advance Auto Parts, Inc.	103,532
850	Lithia Motors, Inc. Class A	73,686
750	O'Reilly Automotive, Inc.	144,465	*
1,000	Ross Stores, Inc.	94,260
500	Signet Jewelers Ltd.	65,785
1,400	Tractor Supply Co.	110,348
1,300	Williams-Sonoma, Inc.	98,384
		690,460

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Technology Hardware, Storage & Peripherals (0.9%)
750	SanDisk Corp.	$73,485
Textiles, Apparel & Luxury Goods (5.2%)
950	Carter's, Inc.	82,944
1,300	Hanesbrands, Inc.	145,106
2,300	Kate Spade & Co.	73,623	*
1,600	Under Armour, Inc. Class A	108,640	*
		410,313
Trading Companies & Distributors (1.1%)
850	United Rentals, Inc.	86,709	*
Wireless Telecommunication Services (1.8%)
1,300	SBA Communications Corp. Class A	143,988	*
	Total Common Stocks (Cost $5,307,862)	7,915,024
Short-Term Investments (1.0%)
77,898	State Street Institutional Liquid Reserves Fund Premier Class (Cost $77,898)	77,898
	Total Investments (100.7%) (Cost $5,385,760)	7,992,922	##
	Liabilities, less cash, receivables and other assets [(0.7%)]	(52,051)
	Total Net Assets (100.0%)	$7,940,871

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Growth Portfolio

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Growth Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern time. The Board

See Notes to Financial Statements

8

Notes to Schedule of Investments Growth Portfolio (cont'd)

has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2014:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$7,915,024	$—	$—	$7,915,024
Short-Term Investments	—	77,898	—	77,898
Total Investments	$7,915,024	$77,898	$—	$7,992,922

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended December 31, 2014, the Fund had no transfers between Levels 1, 2 or 3 based on the beginning of period market values as of December 31, 2013.

##  At December 31, 2014, the cost of investments for U.S. federal income tax purposes was $5,390,042. Gross unrealized appreciation of investments was $2,677,961 and gross unrealized depreciation of investments was $75,081, resulting in net unrealized appreciation of $2,602,880, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

9

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

GROWTH PORTFOLIO
December 31, 2014
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$7,992,922
Dividends and interest receivable	3,412
Receivable for securities sold	13,741
Receivable for Fund shares sold	2
Receivable from Management—net (Note B)	1,074
Prepaid expenses and other assets	4,784
Total Assets	8,015,935
Liabilities
Payable for securities purchased	17,504
Payable for Fund shares redeemed	1,334
Payable to investment manager (Note B)	3,699
Accrued expenses and other payables	52,527
Total Liabilities	75,064
Net Assets	$7,940,871
Net Assets consist of:
Paid-in capital	$7,285,711
Accumulated net realized gains (losses) on investments	(1,952,002)
Net unrealized appreciation (depreciation) in value of investments	2,607,162
Net Assets	$7,940,871
Shares Outstanding ($.001 par value; unlimited shares authorized)	269,485
Net Asset Value, offering and redemption price per share	$29.47
*Cost of Investments	$5,385,760

See Notes to Financial Statements

10

Statement of Operations

Neuberger Berman Advisers Management Trust

GROWTH PORTFOLIO
For the Year Ended December 31, 2014
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$37,009
Interest income—unaffiliated issuers	27
Foreign taxes withheld (Note A)	(38)
Total income	$36,998
Expenses:
Investment management fees (Note B)	43,318
Administration fees (Note B)	23,628
Audit fees	45,335
Custodian and accounting fees	15,052
Insurance expense	253
Legal fees	4,134
Shareholder reports	12,377
Trustees' fees and expenses	35,905
Miscellaneous	2,594
Total expenses	182,596
Expenses reimbursed by Management (Note B)	(36,771)
Total net expenses	145,825
Net investment income (loss)	$(108,827)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	1,402,943
Change in net unrealized appreciation (depreciation) in value of (Note A):
Unaffiliated investment securities	(780,814)
Net gain (loss) on investments	622,129
Net increase (decrease) in net assets resulting from operations	$513,302

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	GROWTH PORTFOLIO
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(108,827)	$(104,647)
Net realized gain (loss) on investments	1,402,943	1,251,630
Change in net unrealized appreciation (depreciation) of investments	(780,814)	989,013
Net increase (decrease) in net assets resulting from operations	513,302	2,135,996
From Fund Share Transactions (Note D):
Proceeds from shares sold	218,256	218,899
Payments for shares redeemed	(1,082,364)	(1,322,656)
Net increase (decrease) from Fund share transactions	(864,108)	(1,103,757)
Net Increase (Decrease) in Net Assets	(350,806)	1,032,239
Net Assets:
Beginning of year	8,291,677	7,259,438
End of year	$7,940,871	$8,291,677
Undistributed net investment income (loss) at end of year	$—	$—

See Notes to Financial Statements

12

Notes to Financial Statements Growth Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eleven separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2014 was $2,040.

5  Income tax information: Each Series is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

13

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2014, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2014, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of: net operating losses, non-real estate investment trusts return of capital adjustments and non-taxable distributions from underlying investments. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2014, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(110,587)	$108,827	$1,760

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income (Loss)	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$2,602,880	$(1,947,720)	$—	$655,160

The differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2014, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in: 2017
$1,947,720
14

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2014, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended December 31, 2014, the Fund utilized capital loss carryforwards of $1,408,638.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2014, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator

15

under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses and transaction costs, if any; and, consequently, net expenses may exceed the contractual expense limitation) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Fund has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2014, there was no repayment to Management under its contractual expense limitation. At December 31, 2014, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2012	2013	2014
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2015	2016	2017
Class I	1.00%	12/31/17	$52,518	$43,009	$36,771

(1)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

Note C—Securities Transactions:

During the year ended December 31, 2014, there were purchase and sale transactions (excluding short-term securities) of $4,625,248 and $5,548,505, respectively.

During the year ended December 31, 2014, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2014 and December 31, 2013 was as follows:

	For the Year Ended December 31,
	2014	2013
Shares Sold	7,979	9,348
Shares Redeemed	(39,191)	(55,897)
Total	(31,212)	(46,549)

Note E—Lines of Credit:

At December 31, 2014, the Fund was a participant in a single committed, unsecured $300,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by

16

Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum on the unused portion of the available line of credit is charged, of which each participating fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2014. During the year ended December 31, 2014, the Fund did not utilize this line of credit.

At December 31, 2014, the Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a fund requests a loan. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2014. During the year ended December 31, 2014, the Fund did not utilize this line of credit.

In January 2015, a new syndicated committed, unsecured $700,000,000 line of credit, to be used only for temporary or emergency purposes, replaced the lines of credit with State Street noted above. Because several mutual funds participate in this line of credit, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time.

17

Financial Highlights

Growth Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00)% per share are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$27.57	$20.91	$18.57	$18.61	$14.20
Income From Investment Operations:
Net Investment Income (Loss)‡	(0.38)	(0.33)	(0.24)	(0.26)	(0.21)
Net Gains or Losses on Securities (both realized and unrealized)	2.28	6.99	2.58	0.22	4.62
Total From Investment Operations	1.90	6.66	2.34	(0.04)	4.41
Net Asset Value, End of Year	$29.47	$27.57	$20.91	$18.57	$18.61
Total Return††	6.89%@	31.85%@	12.60%@	(0.21)%	31.06%@
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$7.9	$8.3	$7.3	$7.3	$8.5
Ratio of Gross Expenses to Average Net Assets#	2.32%	2.41%	2.55%	2.52%	2.64%
Ratio of Net Expenses to Average Net Assets§	1.85%	1.85%	1.85%	1.85%	1.85%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.38)%	(1.36)%	(1.17)%	(1.38)%	(1.33)%
Portfolio Turnover Rate	59%	46%	35%	33%	49%

See Notes to Financial Highlights

18

Notes to Financial Highlights Growth Portfolio

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies or other qualified pension or retirement plan, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

@  The class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2014. Had the Fund not received class action proceeds in 2013, total return based on per share NAV for the year ended December 31, 2013 would have been 31.76%. Had the Fund not received class action proceeds in 2012, total return based on per share NAV for the year ended December 31, 2012 would have been 11.63%. Had the Fund not received class action proceeds in 2010, total return based on per share NAV for the year ended December 31, 2010 would have been 28.15%.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Growth Portfolio

We have audited the accompanying statement of assets and liabilities of Growth Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 10, 2015

20

Trustee and Officer Information

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Fund's Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	60	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	60

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

21

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	60

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	60

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	60

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

22

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	60

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	60

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	60	None.
23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, Neuberger Berman Fixed Income, LLC ("NBFI"), since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

60

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	60	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

25

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002

General Counsel and Senior Vice President, Management, since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger, since 2014; Employee, Management, since 2003; formerly, Vice President, Neuberger, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Vice President since 2008

Managing Director, Neuberger, since 2014; Vice President, Management, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger, 2006 to 2014; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since 2003

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger, since 2007; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008

Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director, NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

27

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of the Trust, including the Trustees who are not "interested persons" of Management (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the Management and Sub-Advisory Agreements ("Agreements") with respect to the Fund. Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 6-7, 2014, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Board and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; and compliance, shareholder and other services provided by Management and its affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the investment performance of the Fund compared to an appropriate market index and a peer group of investment companies; (3) the

28

costs of the services provided as compared to a peer group of investment companies and the profit or loss realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of the Fund's shareholders.

The Board factored into its evaluation of the Fund's fees and performance a consideration of the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in the peer groups. The Board considered two separate peer groups, one composed of proprietary funds that are operated by insurance companies, and the other composed of non-proprietary funds operated for insurance company investors by independent investment managers.

While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and Neuberger, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management or Neuberger used brokers to execute Fund transactions that provide research and other services to Management or Neuberger and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management and Neuberger, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and Neuberger in response to recent market conditions, including actions taken in response to regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management and Neuberger in this context.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance both on an absolute basis and relative to an appropriate market index (or benchmark) and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager. The Board considered that the Fund's performance was below its proprietary and non-proprietary peer group's median for the 1 and 3-year periods (the Fund did not have 5 and 10-year peer group comparisons). The Board also considered that the Fund's performance was below its benchmarks for the 1, 3, and 5-year periods, the same as one of its benchmarks for the 10-year period, and above one of its benchmarks for the 10-year period. The Board discussed with Management the Fund's performance and steps that Management was pursuing to improve performance. The Board also considered Management's responsiveness with respect to the Fund's underperformance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding the Fund's performance.

29

With respect to the overall fairness of the Agreements, the Board decided to consider the fee structure for the Fund under the Agreements as compared to the non-proprietary peer group because it concluded that the proprietary funds are constructed on a different business model that the adviser cannot replicate. The Board also considered any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund, and profitability broken out between the investment management and administrative portions of the services provided, and year-over-year changes in each of Management's reported expense categories.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to the non-proprietary peer group. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and overall expense ratios of the peer group. In addition, the Board considered the contractual limit on expenses of the Fund. The Board noted that the Fund's contractual management fee was higher than those of others in its peer group, but that net of fees waived by Management, the actual management fee was lower the peer group's mean and/or median. The Board also considered whether specific portfolio management, administration or oversight needs contributed to the management fee. The Board also noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

The Board noted that Management incurred a loss on the Fund during the review period. The Board also considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and any such funds and/or separate accounts, including any breakpoints, and determined that any differences in fees and fee structures were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's loss on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

30

Neuberger Berman
Advisers Management Trust

Guardian Portfolio

I Class Shares

S Class Shares

Annual Report

December 31, 2014

B1016 02/15

Guardian Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust Guardian Portfolio (the "Fund") Class I generated a total return of 9.03% for the 12 months ended December 31, 2014, underperforming the 13.69% return of its benchmark, the S&P 500® Index. Returns for the Fund's Class I and Class S shares are provided in the table immediately following this letter.

Despite periodic downdrafts, the S&P 500 ended 2014 with double-digit returns. Although global growth remained subpar, U.S. economic activity, after last winter's polar chill, saw a steady recovery as the year progressed, with third quarter's 3.9% estimated GDP growth rate revised up to 5% in December. This year's big surprise was the decline of the 10-year Treasury yield, which led sectors such as Utilities and Health Care, valued for their high dividend yields, to rally. The Energy sector sharply underperformed, as did commodity prices in general.

During the reporting period, our holdings performed well and provided solid earnings development. We benefited from our convictions, with our 10 largest holdings delivering over half of our performance, and all 10 of our 10 largest contributors to performance (including sales on valuations) being overweight positions. We were also able to add value on stock-specific volatility—buying into both existing holdings and new names at attractive valuations.

Consumer Discretionary was one of our strongest sectors, with Newell Rubbermaid and TJX being among the top contributors. TJX provides an excellent view into our current strategy. When the retailer's stock sold off on weather-related weakness, we bought more, believing that misperceptions about its business trends would correct over time. Beginning with strong second quarter results, the stock recovered through the rest of the year. Berkshire Hathaway, with its best-in-class businesses being well positioned for domestic growth, also outperformed, as did Texas Instruments, which continued to take share in a growing semiconductor segment. Covidien was another top contributor, which we sold based on its proposed acquisition by Medtronic.

Our relative underperformance was primarily driven by what we didn't own. High yield sectors, such as Utilities and REITs, and high dividend payers across sectors outperformed, as did businesses with attractive longer-term growth profiles, such as biotechnology firms. Given our business quality, growth and balance sheet criteria, along with our valuation sensitivity, many of these names didn't meet our requirements.

We lagged the benchmark in Health Care and Energy. In addition to the factors above, Sanofi detracted after making price concessions in its diabetes franchise to maintain market share. Within Energy, Noble, plus Industrials name NOW Inc., declined during the broad energy selloff.

Looking ahead, we are pleased with the quality of our holdings because we believe that over time business performance drives equity market returns. Furthermore, as we think U.S. interest rates will eventually begin to rise, we anticipate that the yield-driven factors that impacted 2014 performance should lessen. From a macro perspective, data appear to suggest that the U.S. economy remains well positioned for growth in 2015. Additionally, we believe the decline in gasoline prices should modestly boost consumer activity within the context of continuing gradual improvements in employment and income.

We have two key concerns. One is what distortions could come should the U.S. Federal Reserve and the European Central Bank and Bank of Japan begin moving in opposite directions. We are avoiding areas we think could potentially be hurt by shifting policy initiatives. Our other concern is the dynamic geopolitical backdrop. We believe owning high-quality companies with the strength to weather a storm should one come, and perhaps even strengthening their positions coming out of it, is the best defense.

1

Our focus remains on well-positioned businesses with secular tailwinds and solid organic growth—with strong balance sheets and free cash flows for downside protection, and high incremental margins should the economy accelerate.

We look forward to continuing to serve your investment needs.

Sincerely,

ARTHUR MORETTI
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

2

Guardian Portfolio (Unaudited)

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	14.0%
Consumer Staples	6.2
Energy	5.8
Financials	21.5
Health Care	7.9
Industrials	16.4
Information Technology	18.6
Materials	4.0
Telecommunication Services	1.3
Utilities	3.1
Short-Term Investments	1.2
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 12/31/2014
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Guardian Portfolio Class I	11/03/1997	9.03%	14.53%	7.79%	8.03%
Guardian Portfolio Class S2	08/02/2002	8.89%	14.40%	7.60%	7.88%
S&P 500® Index[1,3]		13.69%	15.45%	7.67%	6.79%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 1.11% and 1.36% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.25% for Class S shares after expense reimbursements and/or fee waivers. The expense ratios for fiscal year 2014 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart above).The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

3

Endnotes

1  The date used to calculate Life of Fund performance for the index is November 3, 1997, the inception date of the oldest share class.

2  Performance shown prior to August 2, 2002 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The S&P 500® Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market. Please note that the index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks, and that investors cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other mutual funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios (the "Funds") are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2015 Neuberger Berman Management LLC, distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2014 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/14

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GUARDIAN PORTFOLIO

Actual	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During the Period* 7/1/14 – 12/31/14	Expense Ratio
Class I	$1,000.00	$1,052.00	$5.48	1.06%
Class S	$1,000.00	$1,051.20	$6.46	1.25%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.86	$5.40	1.06%
Class S	$1,000.00	$1,018.90	$6.36	1.25%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Guardian Portfolio 12/31/14

NUMBER OF SHARES		VALUE†
Common Stocks (98.9%)
Auto Components (2.1%)
30,932	BorgWarner, Inc.	$1,699,713
Banks (3.8%)
68,724	U.S. Bancorp	3,089,144
Beverages (4.2%)
30,866	Anheuser-Busch InBev NV ADR	3,466,869
Chemicals (2.0%)
28,607	FMC Corp.	1,631,457
Consumer Finance (4.8%)
42,341	American Express Co.	3,939,407
Diversified Financial Services (8.5%)
30,187	Berkshire Hathaway, Inc. Class B	4,532,578	*
11,030	Intercontinental Exchange, Inc.	2,418,769
		6,951,347
Diversified Telecommunication Services (1.3%)
22,055	Level 3 Communications, Inc.	1,089,076	*
Energy Equipment & Services (3.6%)
34,735	Schlumberger Ltd.	2,966,716
Food & Staples Retailing (2.0%)
11,660	Costco Wholesale Corp.	1,652,805
Health Care Equipment & Supplies (2.4%)
44,270	Abbott Laboratories	1,993,035
Health Care Providers & Services (1.0%)
24,242	Premier, Inc. Class A	812,834	*
Household Durables (5.3%)
113,570	Newell Rubbermaid, Inc.	4,325,881
Industrial Conglomerates (7.5%)
15,100	3M Co.	2,481,232
42,590	Danaher Corp.	3,650,389
		6,131,621
NUMBER OF SHARES		VALUE†
Industrial Gases (2.0%)
12,832	Praxair, Inc.	$1,662,514
Insurance (4.4%)
133,654	Progressive Corp.	3,607,322
Internet Software & Services (3.8%)
54,890	eBay, Inc.	3,080,427	*
IT Services (6.6%)
6,532	Alliance Data Systems Corp.	1,868,479	*
36,687	Computer Sciences Corp.	2,313,115
14,327	MasterCard, Inc. Class A	1,234,414
		5,416,008
Leisure Products (2.9%)
15,848	Polaris Industries, Inc.	2,396,852
Machinery (3.0%)
35,343	Lincoln Electric Holdings, Inc.	2,441,848
Multi-Utilities (3.1%)
47,756	Wisconsin Energy Corp.	2,518,651
Oil, Gas & Consumable Fuels (2.2%)
37,004	Noble Energy, Inc.	1,755,100
Pharmaceuticals (4.5%)
7,650	Roche Holding AG	2,072,708
34,317	Sanofi ADR	1,565,198
		3,637,906
Semiconductors & Semiconductor Equipment (5.0%)
75,871	Texas Instruments, Inc.	4,056,443
Software (3.2%)
28,718	Intuit, Inc.	2,647,512
Specialty Retail (3.7%)
44,324	TJX Cos., Inc.	3,039,740
Trading Companies & Distributors (6.0%)
91,234	NOW, Inc.	2,347,451	*
10,035	W.W. Grainger, Inc.	2,557,821
		4,905,272
	Total Common Stocks (Cost $56,710,317)	80,915,500

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Short-Term Investments (1.2%)
967,569	State Street Institutional Treasury Money Market Fund Premier Class (Cost $967,569)	$967,569
	Total Investments (100.1%) (Cost $57,677,886)	81,883,069	##
	Liabilities, less cash, receivables and other assets [(0.1%)]	(119,119)
	Total Net Assets (100.0%)	$81,763,950

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Guardian Portfolio

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Guardian Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern time. The Board

See Notes to Financial Statements

8

Notes to Schedule of Investments Guardian Portfolio (cont'd)

has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2014:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Pharmaceuticals	$1,565,198	$2,072,708	$—	$3,637,906
Other Common Stocks^	77,277,594	—	—	77,277,594
Total Common Stocks	78,842,792	2,072,708	—	80,915,500
Short-Term Investments	—	967,569	—	967,569
Total Investments	$78,842,792	$3,040,277	$—	$81,883,069

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended December 31, 2014, the Fund had no transfers between Levels 1, 2 or 3 based on the beginning of period market values as of December 31, 2013.

##  At December 31, 2014, the cost of investments for U.S. federal income tax purposes was $57,979,979. Gross unrealized appreciation of investments was $25,134,780 and gross unrealized depreciation of investments was $1,231,690, resulting in net unrealized appreciation of $23,903,090, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

9

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

GUARDIAN PORTFOLIO
December 31, 2014
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$81,883,069
Dividends and interest receivable	106,778
Receivable for Fund shares sold	175
Prepaid expenses and other assets	1,208
Total Assets	81,991,230
Liabilities
Payable for Fund shares redeemed	73,359
Payable to investment manager (Note B)	38,734
Payable to administrator—net (Note B)	30,752
Accrued expenses and other payables	84,435
Total Liabilities	227,280
Net Assets	$81,763,950
Net Assets consist of:
Paid-in capital	$40,020,877
Undistributed net investment income (loss)	349,755
Accumulated net realized gains (losses) on investments	17,192,666
Net unrealized appreciation (depreciation) in value of investments	24,200,652
Net Assets	$81,763,950
Net Assets
Class I	$13,961,182
Class S	67,802,768
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	579,501
Class S	2,832,743
Net Asset Value, offering and redemption price per share
Class I	$24.09
Class S	23.94
*Cost of Investments	$57,677,886

See Notes to Financial Statements

10

Statement of Operations

Neuberger Berman Advisers Management Trust

GUARDIAN PORTFOLIO
For the Year Ended December 31, 2014
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,496,875
Interest income—unaffiliated issuers	13
Foreign taxes withheld (Note A)	(38,674)
Total income	$1,458,214
Expenses:
Investment management fees (Note B)	474,323
Administration fees (Note B):
Class I	42,679
Class S	216,042
Distribution fees (Note B):
Class S	180,035
Audit fees	45,335
Custodian and accounting fees	50,336
Insurance expense	2,922
Legal fees	45,591
Shareholder reports	15,708
Trustees' fees and expenses	35,905
Miscellaneous	6,529
Total expenses	1,115,405
Expenses reimbursed by Management (Note B)	(60,850)
Total net expenses	1,054,555
Net investment income (loss)	$403,659
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers (Note A)	17,463,683
Foreign currency (Note A)	(1,070)
Net increase from payments by affiliates (Note B)	2,052
Change in net unrealized appreciation (depreciation) in value of (Note A):
Unaffiliated investment securities	(10,822,254)
Foreign currency	(5,969)
Net gain (loss) on investments	6,636,442
Net increase (decrease) in net assets resulting from operations	$7,040,101

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	GUARDIAN PORTFOLIO
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$403,659	$250,753
Net realized gain (loss) on investments (Note A)	17,462,613	13,146,734
Net increase from payments by affiliates (Note B)	2,052	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	(10,828,223)	15,750,196
Net increase (decrease) in net assets resulting from operations	7,040,101	29,147,683
Distributions to Shareholders From (Note A):
Net investment income:
Class I	(63,367)	(108,863)
Class S	(171,569)	(520,283)
Net realized gain on investments:
Class I	(2,225,344)	(691,120)
Class S	(10,937,591)	(3,918,742)
Total distributions to shareholders	(13,397,871)	(5,239,008)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	2,829,771	5,007,150
Class S	668,593	2,663,130
Proceeds from reinvestment of dividends and distributions:
Class I	2,288,711	799,983
Class S	11,109,160	4,439,025
Payments for shares redeemed:
Class I	(5,338,061)	(7,359,729)
Class S	(18,604,918)	(16,531,715)
Net increase (decrease) from Fund share transactions	(7,046,744)	(10,982,156)
Net Increase (Decrease) in Net Assets	(13,404,514)	12,926,519
Net Assets:
Beginning of year	95,168,464	82,241,945
End of year	$81,763,950	$95,168,464
Undistributed net investment income (loss) at end of year	$349,755	$235,166

See Notes to Financial Statements

12

Notes to Financial Statements Guardian Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eleven separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2014 was $40,705.

5  Income tax information: Each Series is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

13

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2014, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2014, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of: foreign currency gains and losses and non-real estate investment trusts return of capital adjustments. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2014, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$—	$(54,134)	$54,134

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gains		Total
2014	2013	2014	2013	2014	2013
$2,162,644	$629,146	$11,235,227	$4,609,862	$13,397,871	$5,239,008

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total
$634,260	$17,210,254	$23,898,559	$—	$41,743,073

The differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can

14

otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2014, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in

15

sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (including fees payable to Management for the Fund's Class S shares but excluding such fees payable for the Fund's Class I shares and excluding, for each class, interest, taxes, brokerage commissions, extraordinary expenses and transaction costs, if any; and, consequently, net expenses may exceed the contractual expense limitations) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. Each respective class has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2014, there was no repayment to Management under its contractual expense limitation. At December 31, 2014, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2012	2013	2014
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2015	2016	2017
Class I	1.00%	12/31/17	$—	$—	$—
Class S	1.25%	12/31/17	77,887	85,743	60,850

(1)  Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

On June 3, 2014, Management made a voluntary contribution of $2,052 to the Fund in connection with a payment matter related to the Fund's investment in a State Street money market fund.

Note C—Securities Transactions:

During the year ended December 31, 2014, there were purchase and sale transactions (excluding short-term securities) of $32,071,340 and $52,154,289, respectively.

During the year ended December 31, 2014, no brokerage commissions on securities transactions were paid to affiliated brokers.

16

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2014 and December 31, 2013 was as follows:

For the Year Ended December 31, 2014

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	107,638	104,746	(204,937)	7,447
Class S	25,120	511,707	(715,633)	(178,806)

For the Year Ended December 31, 2013

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	208,133	32,506	(319,884)	(79,245)
Class S	113,384	181,407	(682,074)	(387,283)

Note E—Lines of Credit:

At December 31, 2014, the Fund was a participant in a single committed, unsecured $300,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum on the unused portion of the available line of credit is charged, of which each participating fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2014. During the year ended December 31, 2014, the Fund did not utilize this line of credit.

At December 31, 2014, the Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a fund requests a loan. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2014. During the year ended December 31, 2014, the Fund did not utilize this line of credit.

In January 2015, a new syndicated committed, unsecured $700,000,000 line of credit, to be used only for temporary or emergency purposes, replaced the lines of credit with State Street noted above. Because several mutual funds participate in this line of credit, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time.

17

Financial Highlights

Guardian Portfolio

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00)% per share are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$26.69	$20.40	$18.29	$18.94	$15.98
Income From Investment Operations:
Net Investment Income (Loss)‡	0.16	0.09	0.17	0.05	0.08
Net Gains or Losses on Securities (both realized and unrealized)	1.79	7.70	2.16	(0.61)	2.95
Total From Investment Operations	1.95	7.79	2.33	(0.56)	3.03
Less Distributions From:
Net Investment Income	(0.13)	(0.20)	(0.06)	(0.09)	(0.07)
Net Capital Gains	(4.42)	(1.30)	(0.16)	—	—
Total Distributions	(4.55)	(1.50)	(0.22)	(0.09)	(0.07)
Voluntary Contribution from Management	0.00	—	—	—	—
Net Asset Value, End of Year	$24.09	$26.69	$20.40	$18.29	$18.94
Total Return††	9.03%@	38.81%	12.73%	(2.94)%	19.01%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$14.0	$15.3	$13.3	$15.1	$15.3
Ratio of Gross Expenses to Average Net Assets	1.08%	1.11%	1.11%	1.13%	1.13%
Ratio of Net Expenses to Average Net Assets§	1.08%	1.11%	1.11%	1.13%	1.13%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.60%	0.38%	0.87%	0.26%	0.50%
Portfolio Turnover Rate	37%	31%	32%	27%	35%

See Notes to Financial Highlights

18

Financial Highlights (cont'd)

Class S
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$26.53	$20.29	$18.19	$18.84	$15.89
Income From Investment Operations:
Net Investment Income (Loss)‡	0.12	0.06	0.14	0.03	0.06
Net Gains or Losses on Securities (both realized and unrealized)	1.78	7.65	2.15	(0.61)	2.94
Total From Investment Operations	1.90	7.71	2.29	(0.58)	3.00
Less Distributions From:
Net Investment Income	(0.07)	(0.17)	(0.03)	(0.07)	(0.05)
Net Capital Gains	(4.42)	(1.30)	(0.16)	—	—
Total Distributions	(4.49)	(1.47)	(0.19)	(0.07)	(0.05)
Voluntary Contribution from Management	0.00	—	—	—	—
Net Asset Value, End of Year	$23.94	$26.53	$20.29	$18.19	$18.84
Total Return††	8.89%@	38.60%	12.60%	(3.08)%	18.94%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$67.8	$79.9	$69.0	$67.6	$77.0
Ratio of Gross Expenses to Average Net Assets#	1.33%	1.36%	1.36%	1.38%	1.38%
Ratio of Net Expenses to Average Net Assets§	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.44%	0.26%	0.73%	0.16%	0.37%
Portfolio Turnover Rate	37%	31%	32%	27%	35%

See Notes to Financial Highlights

19

Notes to Financial Highlights Guardian Portfolio

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies or other qualified pension or retirement plan, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2014.

@  Had the Fund not received the class action proceeds listed in Note A-4 of the Notes to Financial Statements, total return based on per share NAV for the year ended December 31, 2014 would have been 8.98% and 8.84% for Class I and Class S, respectively.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Guardian Portfolio

We have audited the accompanying statement of assets and liabilities of Guardian Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guardian Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 10, 2015

21

Trustee and Officer Information

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Fund's Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	60	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	60

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

22

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	60

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	60

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	60

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	60

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	60

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	60	None.
24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, Neuberger Berman Fixed Income, LLC ("NBFI"), since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

60

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	60	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

26

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002

General Counsel and Senior Vice President, Management, since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger, since 2014; Employee, Management, since 2003; formerly, Vice President, Neuberger, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Vice President since 2008

Managing Director, Neuberger, since 2014; Vice President, Management, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger, 2006 to 2014; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since 2003

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger, since 2007; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008

Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director, NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

28

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Notice to Shareholders

100.00% of the dividends earned during the fiscal year ended December 31, 2014 qualify for the dividends received deduction for corporate shareholders.

The Fund designates $11,235,227 as a capital gain distribution.

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of the Trust, including the Trustees who are not "interested persons" of Management (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the Management and Sub-Advisory Agreements ("Agreements") with respect to the Fund. Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel").At a meeting held on October 6-7, 2014, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Board and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; and compliance, shareholder and other services provided by Management and its affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their

29

deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the investment performance of the Fund compared to an appropriate market index and a peer group of investment companies; (3) the costs of the services provided as compared to a peer group of investment companies and the profit or loss realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of the Fund's shareholders.

The Board factored into its evaluation of the Fund's fees and performance a consideration of the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in the peer groups. The Board considered two separate peer groups, one composed of proprietary funds that are operated by insurance companies, and the other composed of non-proprietary funds operated for insurance company investors by independent investment managers.

While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and Neuberger, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management or Neuberger used brokers to execute Fund transactions that provide research and other services to Management or Neuberger and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management and Neuberger, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and Neuberger in response to recent market conditions, including actions taken in response to regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management and Neuberger in this context.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance both on an absolute basis and relative to an appropriate market index (or benchmark) and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager. The Board considered that as compared to its proprietary peer group, the Fund's performance for its Class S shares was higher than the median for the 1, 3 and 10-year periods and lower than the median for the 5-year period. As compared to its non-proprietary peer group, the Fund's

30

performance for its Class S shares was higher than the median for the 1, 3, 5 and 10-year periods. The Board also considered that the Fund's performance for its Class S shares was higher than its benchmark for the 1, 5 and 10-year periods and lower than its benchmark for the 3-year period. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreements.

With respect to the overall fairness of the Agreements, the Board decided to consider the fee structure for the Fund under the Agreements as compared to the non-proprietary peer group because it concluded that the proprietary funds are constructed on a different business model that the adviser cannot replicate. The Board also considered any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund, and profitability broken out between the investment management and administrative portions of the services provided, and year-over-year changes in each of Management's reported expense categories.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to the non-proprietary peer group. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and overall expense ratios of the peer group. In addition, the Board considered the contractual limit on expenses of the Fund. Noting that the Fund's contractual management fee and actual management fee net of fees waived by Management were higher than the peer group mean and median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the management fee. The Board also noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

The Board also considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and any such funds and/or separate accounts, including any breakpoints, and determined that any differences in fees and fee structures were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on its review, concluded that Management's reported level of profitability was reasonable.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

31

Neuberger Berman
Advisers Management Trust

International Equity Portfolio

S Class Shares

Annual Report

December 31, 2014

F0509 02/15

International Equity Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust International Equity Portfolio (the "Fund") Class S posted a -3.27% total return for the 12 months ended December 31, 2014, outperforming the -4.48% return of its benchmark, the MSCI EAFE® Index for the same period.

The first seven months of 2014 saw a continuation of certain themes from 2013: weakness in emerging markets, increasing confidence in a European recovery, and hopes for Japan under "Abenomics". This period posed a challenge to the Fund, which is focused on well-managed and profitable companies that show growth potential and whose stock prices are undervalued in the U.S, foreign and emerging market countries. Over the summer, however, the U.S. dollar began to strengthen, growth prospects in Europe dimmed, and both energy and commodity prices fell sharply. Well-managed multinational companies started to outperform after an extended period of relative weakness, allowing the Fund to close the year ahead of the benchmark.

Looking at the full year by market, Israel was the top performer within the benchmark, posting double-digit positive returns for the year. New Zealand and Denmark also outperformed. The weakest markets for the year included Portugal, Austria and Norway, each posting double-digit negative returns. Norway, which for years had avoided the difficulties plaguing the eurozone, declined on the falling price of oil. Defensive, higher yielding sectors including Health Care and Utilities outperformed, while Energy and Materials declined sharply.

Within the Fund, stock selection was the most important contributor to performance, with niche businesses in the UK having the largest positive impact on a relative basis. Our overweight to Israel was also beneficial, as was our opportunistic exposure to Canada. On the other hand, commodity-related exposure to Brazil, along with stock selection in France and a slight overweight to Norway detracted from relative results.

Our best performing sector during the year was Financials, as we avoided the European periphery banks (those in less developed countries) that faded after two strong years, and benefited from owning non-banking names like PICC, the Chinese property-casualty insurer that benefited from China's growing car fleet. Materials was the next largest relative contributor, as we lacked exposure to the weak commoditized metals and mining sub-sector, and instead owned defensive names like Givaudan, a global flavors and fragrance provider, which continues to grow earnings despite a weak global consumer backdrop. Information Technology was the portfolio's third best-performing sector, aided by Check Point Software, the cyber security company whose sales picked up during the year.

Our avoidance of the relatively strong Utilities sector was the largest drag on relative results. Stock selection in Consumer Discretionary hurt performance, particularly when a management change at Sanrio that, in our opinion, threw its strategy into disarray and led us to exit out of the position. Telecommunication Services was also a relative laggard, as Japan's SoftBank retreated after a strong 2013.

Toward the end of 2014, many of our holdings were beating expectations despite the challenging macroeconomic environment in most major international economies. Accordingly, as the year was coming to a close portfolio activity was limited. Earlier in the year we sold our precious metals exposure and cut our energy weighting in half.

1

Seeing the benefits of having consolidated the Fund's holdings to a degree, we are not inclined to make knee-jerk trades when we retain conviction in existing holdings and our fundamental approach appears to be gaining traction. Our focus on quality companies that, in our opinion, have predictable and attractive cash flow generation characteristics has, in our view, been the reason for the Fund's outperformance in recent months. This gives us conviction as we head into 2015.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

2

International Equity Portfolio (Unaudited)

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	10.4%
Consumer Staples	10.5
Energy	2.2
Financials	18.9
Health Care	11.8
Industrials	21.7
Information Technology	10.1
Materials	6.3
Telecommunication Services	3.8
Short-Term Investments	4.3
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2014
	Date	1 Year	5 Years	Life of Fund
International Equity Portfolio Class S	04/29/2005	-3.27%	7.63%	4.69%
MSCI EAFE® Index[1,2]		-4.48%	5.81%	5.37%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2013 was 2.49% for Class S shares (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.51% after expense reimbursements and/or fee waivers. The expense ratios for fiscal year 2014 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

3

Endnotes

1  The date used to calculate Life of Fund performance for the index is April 29, 2005, the Fund's commencement of operations.

2  The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets excluding the United States and Canada. The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Please note that the index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks, and that investors cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other mutual funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios (the "Funds") are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be used with their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2015 Neuberger Berman Management LLC, distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2014 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/14

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL EQUITY PORTFOLIO

Actual	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During the Period* 7/1/14 – 12/31/14
Class S	$1,000.00	$945.10	$7.35
Hypothetical (5% annual return before expenses)**
Class S	$1,000.00	$1,017.64	$7.63

*  Expenses are equal to the annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments International Equity Portfolio 12/31/14

NUMBER OF SHARES		VALUE†
Common Stocks (91.9%)
Australia (2.0%)
87,105	Brambles Ltd.	$750,343
68,010	Insurance Australia Group Ltd.	345,321
267,700	Spotless Group Holdings Ltd.	414,676	*
		1,510,340
Austria (1.1%)
15,390	Andritz AG	846,083
Belgium (0.8%)
13,515	Colruyt SA	628,305
Brazil (0.7%)
94,150	SLC Agricola SA	499,404
Canada (7.3%)
27,370	Alimentation Couche-Tard, Inc. Class B	1,147,052
58,025	ATS Automation Tooling Systems, Inc.	774,133	*
19,788	Cenovus Energy, Inc.	408,262
42,662	Corus Entertainment, Inc., B Shares	842,738
5,600	Home Capital Group, Inc.	231,317
12,068	MacDonald, Dettwiler & Associates Ltd.	986,277
17,200	ShawCor Ltd.	627,715
19,600	Suncor Energy, Inc.	622,517
		5,640,011
China (1.2%)
491,600	PICC Property & Casualty Co. Ltd., H Shares	948,651
Denmark (1.4%)
35,315	Sydbank A/S	1,086,422	*
France (7.5%)
9,350	Arkema SA	618,379
10,160	BNP Paribas SA	599,786
6,365	Pernod-Ricard SA	707,391
11,440	Publicis Groupe SA	820,424
47,287	Rexel SA	847,199
10,375	Sanofi	945,893
13,191	Sodexo SA	1,291,192
		5,830,264
NUMBER OF SHARES		VALUE†
Germany (10.3%)
6,890	Bayer AG	$939,165
18,835	Brenntag AG	1,053,066
4,055	Continental AG	855,291
10,506	Deutsche Boerse AG	746,576
9,293	Gerresheimer AG	506,215
8,415	Henkel AG & Co. KGaA, Preference Shares	906,446
5,491	Linde AG	1,011,455
14,435	SAP SE ADR	1,005,398
4,097	Volkswagen AG, Preference Shares	910,580
		7,934,192
Ireland (0.8%)
11,435	DCC PLC	629,531
Israel (3.4%)
531,360	Bezeq Israeli Telecommunication Corp. Ltd.	942,535
21,655	Check Point Software Technologies Ltd.	1,701,433	*
		2,643,968
Italy (1.0%)
34,500	Azimut Holding SpA	749,492
Japan (13.8%)
6,500	FANUC Corp.	1,071,722
62,600	KANSAI PAINT Co. Ltd.	969,797
2,500	KEYENCE Corp.	1,113,987
10,100	MIRACA HOLDINGS, Inc.	434,490
20,800	Nihon Kohden Corp.	1,024,950
14,000	PIGEON Corp.	816,285
10,400	SANTEN PHARMACEUTICAL Co. Ltd.	559,881
3,500	SMC Corp.	917,784
12,600	SOFTBANK Corp.	749,993
15,800	SUGI HOLDINGS Co. Ltd.	644,947
25,900	Sundrug Co. Ltd.	1,058,743
21,400	TOYOTA MOTOR Corp.	1,333,591
		10,696,170
Korea (1.4%)
1,785	Samsung Electronics Co. Ltd. GDR	1,071,441
Netherlands (4.8%)
11,954	Akzo Nobel NV	827,097
11,555	ASML Holding NV	1,248,489
29,865	Euronext NV	965,550	ñ*
39,638	Koninklijke Ahold NV	704,481
		3,745,617

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Norway (1.3%)
44,076	DNB ASA	$650,149
239,955	Norwegian Property ASA	325,177	*
		975,326
Singapore (1.9%)
11,925	Jardine Matheson Holdings Ltd.	724,615
42,000	United Overseas Bank Ltd.	775,070
		1,499,685
Sweden (1.2%)
79,345	Telefonaktiebolaget LM Ericsson, B Shares	960,718
Switzerland (9.8%)
2,301	Bucher Industries AG	573,827
4,200	Cie Financiere Richemont SA	372,366
679	Givaudan SA	1,218,029	*
20,445	Julius Baer Group Ltd.	933,478	*
2,790	Partners Group Holding AG	811,714
3,891	Roche Holding AG	1,054,236
452	SGS SA	922,970
5,320	Sonova Holding AG	781,564
8,000	Tecan Group AG	908,810
		7,576,994
United Kingdom (18.7%)
134,191	Amlin PLC	995,404
10,660	Aon PLC	1,010,888
251,120	Barclays PLC	944,043
44,600	Bunzl PLC	1,219,239
67,880	Diploma PLC	757,532
213,015	Mitie Group PLC	919,205
47,565	Prudential PLC	1,099,678
76,859	Reed Elsevier PLC	1,312,904
189,900	RPS Group PLC	616,539
12,240	SABMiller PLC	638,085
12,600	Spectris PLC	411,493
63,930	St. James's Place PLC	806,086
50,205	Synergy Health PLC	1,628,070
237,210	TalkTalk Telecom Group PLC	1,116,446
33,390	Travis Perkins PLC	961,099
		14,436,711
United States (1.5%)
25,725	Nielsen NV	1,150,679
	Total Common Stocks (Cost $69,495,955)	71,060,004
NUMBER OF SHARES		VALUE†
Short-Term Investments (4.2%)
3,206,754	State Street Institutional Treasury Money Market Fund Premier Class (Cost $3,206,754)	$3,206,754
	Total Investments (96.1%) (Cost $72,702,709)	74,266,758	##
	Cash, receivables and other assets, less liabilities (3.9%)	3,036,902
	Total Net Assets (100.0%)	$77,303,660

See Notes to Schedule of Investments

7

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL EQUITY PORTFOLIO (UNAUDITED)

Industry	Investments at Value†	Percentage of Net Assets
Insurance	$5,206,028	6.7%
Trading Companies & Distributors	4,838,135	6.3%
Chemicals	4,644,757	6.0%
Machinery	4,183,549	5.4%
Food & Staples Retailing	4,183,528	5.4%
Banks	4,055,470	5.3%
Pharmaceuticals	3,499,175	4.5%
Media	2,976,066	3.9%
Software	2,706,831	3.5%
Commercial Services & Supplies	2,700,763	3.5%
Capital Markets	2,494,684	3.2%
Automobiles	2,244,171	2.9%
Professional Services	2,073,649	2.7%
Health Care Providers & Services	2,062,560	2.7%
Diversified Telecommunication Services	2,058,981	2.7%
Health Care Equipment & Supplies	1,806,514	2.3%
Household Products	1,722,731	2.2%
Diversified Financial Services	1,712,126	2.2%
Electronic Equipment, Instruments & Components	1,525,480	2.0%
Life Sciences Tools & Services	1,415,025	1.8%
Industrial Conglomerates	1,354,146	1.8%
Beverages	1,345,476	1.7%
Hotels, Restaurants & Leisure	1,291,192	1.7%
Semiconductors & Semiconductor Equipment	1,248,489	1.6%
Technology Hardware, Storage & Peripherals	1,071,441	1.4%
Oil, Gas & Consumable Fuels	1,030,779	1.3%
Aerospace & Defense	986,277	1.3%
Communications Equipment	960,718	1.2%
Auto Components	855,291	1.1%
Wireless Telecommunication Services	749,993	1.0%
Energy Equipment & Services	627,715	0.8%
Food Products	499,404	0.6%
Textiles, Apparel & Luxury Goods	372,366	0.5%
Real Estate Management & Development	325,177	0.4%
Thrifts & Mortgage Finance	231,317	0.3%
Short-Term Investments and Other Assets—Net	6,243,656	8.1%
	$77,303,660	100.0%

See Notes to Schedule of Investments

8

Notes to Schedule of Investments International Equity Portfolio

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust International Equity Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•   Level 1 – quoted prices in active markets for identical investments
•   Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•   Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

See Notes to Financial Statements

9

Notes to Schedule of Investments International Equity Portfolio (cont'd)

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m. Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2014:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^
Australia	$—	$1,510,340	$—	$1,510,340
Austria	—	846,083	—	846,083
Belgium	—	628,305	—	628,305
China	—	948,651	—	948,651
Denmark	—	1,086,422	—	1,086,422
France	—	5,830,264	—	5,830,264
Germany	1,005,398	6,928,794	—	7,934,192
Ireland	—	629,531	—	629,531
Israel	1,701,433	942,535	—	2,643,968
Italy	—	749,492	—	749,492
Japan	—	10,696,170	—	10,696,170
Korea	—	1,071,441	—	1,071,441
Netherlands	—	3,745,617	—	3,745,617
Norway	325,177	650,149	—	975,326
Singapore	—	1,499,685	—	1,499,685
Sweden	—	960,718	—	960,718
Switzerland	—	7,576,994	—	7,576,994
United Kingdom	1,010,888	13,425,823	—	14,436,711
Other Common Stocksß	7,290,094	—	—	7,290,094
Total Common Stocks	11,332,990	59,727,014	—	71,060,004
Short-Term Investments	—	3,206,754	—	3,206,754
Total Investments	$11,332,990	$62,933,768	$—	$74,266,758

See Notes to Financial Statements

10

Notes to Schedule of Investments International Equity Portfolio (cont'd)

^  The Schedule of Investments and Summary Schedule of Investments by Industry provides information on the country and industry categorization for the portfolio.

ß  Represents one or more geographic locations and/or industries where all securities were Level 1 securities. Please refer to the Schedule of Investments for additional information.

As of the year ended December 31, 2014, certain securities were transferred from one level to another. Based on beginning of period market values as of December 31, 2013, $5,940,944 was transferred from Level 1 to Level 2. Interactive provided adjusted prices for these securities as of December 31, 2014, as stated in the description of the valuation methods of foreign equity securities in footnote † above.

##  At December 31, 2014, the cost of investments for U.S. federal income tax purposes was $72,784,751. Gross unrealized appreciation of investments was $5,596,331 and gross unrealized depreciation of investments was $4,114,324, resulting in net unrealized appreciation of $1,482,007 based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At December 31, 2014, these securities amounted to $965,550 or 1.2% of net assets for the Fund.

See Notes to Financial Statements

11

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

INTERNATIONAL EQUITY PORTFOLIO
December 31, 2014
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$74,266,758
Foreign currency*	3,932
Dividends and interest receivable	128,403
Receivable for securities sold	130,840
Receivable for Fund shares sold	3,187,121
Prepaid expenses and other assets	783
Total Assets	77,717,837
Liabilities
Payable for securities purchased	204,903
Payable for Fund shares redeemed	67,760
Payable to investment manager (Note B)	53,972
Payable to administrator—net (Note B)	16,438
Accrued expenses and other payables	71,104
Total Liabilities	414,177
Net Assets	$77,303,660
Net Assets consist of:
Paid-in capital	$206,316,020
Undistributed net investment income (loss)	730,436
Accumulated net realized gains (losses) on investments	(131,296,003)
Net unrealized appreciation (depreciation) in value of investments	1,553,207
Net Assets	$77,303,660
Shares Outstanding ($.001 par value; unlimited shares authorized)	6,950,991
Net Asset Value, offering and redemption price per share	$11.12
*Cost of Investments:
Unaffiliated issuers	$72,702,709
Total cost of foreign currency	$3,940

See Notes to Financial Statements

12

Statement of Operations

Neuberger Berman Advisers Management Trust

INTERNATIONAL EQUITY PORTFOLIO
For the Year Ended December 31, 2014
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,858,354
Interest income—unaffiliated issuers	49
Foreign taxes withheld (Note A)	(193,539)
Total income	$1,664,864
Expenses:
Investment management fees (Note B)	589,470
Administration fees (Note B)	208,048
Distribution fees (Note B)	173,374
Audit fees	45,335
Custodian and accounting fees	97,203
Insurance expense	1,866
Legal fees	37,140
Shareholder reports	19,400
Trustees' fees and expenses	35,905
Miscellaneous	20,841
Total expenses	1,228,582
Expenses reimbursed by Management (Note B)	(187,924)
Total net expenses	1,040,658
Net investment income (loss)	$624,206
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers (Note A)	1,479,035
Foreign currency (Note A)	(66,940)
Net increase from payments by affiliates (Note B)	5,482
Change in net unrealized appreciation (depreciation) in value of (Note A):
Unaffiliated investment securities	(3,342,818)
Foreign currency	(11,828)
Net gain (loss) on investments	(1,937,069)
Net increase (decrease) in net assets resulting from operations	$(1,312,863)

See Notes to Financial Statements

13

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	INTERNATIONAL EQUITY PORTFOLIO
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$624,206	$178,684
Net realized gain (loss) on investments (Note A)	1,412,095	923,739
Net increase from payments by affiliates (Note B)	5,482	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	(3,354,646)	2,250,056
Net increase (decrease) in net assets resulting from operations	(1,312,863)	3,352,479
Distributions to Shareholders From (Note A):
Net investment income	(262,910)	(282,648)
From Fund Share Transactions (Note D):
Proceeds from shares sold	61,574,075	2,313,829
Proceeds from reinvestment of dividends and distributions	262,910	282,648
Payments for shares redeemed	(4,908,578)	(3,374,499)
Net increase (decrease) from Fund share transactions	56,928,407	(778,022)
Net Increase (Decrease) in Net Assets	55,352,634	2,291,809
Net Assets:
Beginning of year	21,951,026	19,659,217
End of year	$77,303,660	$21,951,026
Undistributed net investment income (loss) at end of year	$730,436	$103,804

See Notes to Financial Statements

14

Notes to Financial Statements International Equity Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eleven separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2014 was $3,459.

5  Income tax information: Each Series is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

15

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2014, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2014, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of: foreign currency gains and losses and gains and losses from passive foreign investment companies (PFICs). These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2014, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$2	$265,336	$(265,338)

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

Distributions Paid From:
Ordinary Income		Total
2014	2013	2014	2013
$262,910	$282,648	$262,910	$282,648

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income (Loss)	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$742,997	$1,471,118	$(131,226,475)	$—	$(129,012,360)

The differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, PFIC adjustments, mark to market adjustments on foreign currency contracts and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As

16

determined at December 31, 2014, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2016	2017
$67,639,727	$63,586,748

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2014, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended December 31, 2014, the Fund utilized capital loss carryforwards of $1,071,781.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next

17

$250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion. Accordingly, for the year ended December 31, 2014, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund for its operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses and transaction costs, if any; and, consequently, net expenses may exceed the contractual expense limitation) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Fund has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2014, there was no repayment to Management under its contractual expense limitation. At December 31, 2014, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2012	2013	2014
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2015	2016	2017
Class S	1.50%	12/31/17	$208,062	$197,811	$187,924

(1)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

On June 3, 2014, Management made a voluntary contribution of $5,482 to the Fund in connection with a payment matter related to the Fund's investment in a State Street money market fund.

18

Note C—Securities Transactions:

During the year ended December 31, 2014, there were purchase and sale transactions (excluding short-term securities) of $74,452,489 and $23,154,802, respectively.

During the year ended December 31, 2014, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2014 and December 31, 2013 was as follows:

	For the Year Ended December 31,
	2014	2013
Shares Sold	5,456,583	213,195
Shares Issued on Reinvestment of Dividends and Distributions	25,304	25,579
Shares Redeemed	(433,529)	(316,840)
Total	5,048,358	(78,066)

Note E—Lines of Credit:

At December 31, 2014, the Fund was a participant in a single committed, unsecured $300,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum on the unused portion of the available line of credit is charged, of which each participating fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2014. During the year ended December 31, 2014, the Fund did not utilize this line of credit.

At December 31, 2014, the Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a fund requests a loan. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2014. During the year ended December 31, 2014, the Fund did not utilize this line of credit.

In January 2015, a new syndicated committed, unsecured $700,000,000 line of credit, to be used only for temporary or emergency purposes, replaced the lines of credit with State Street noted above. Because several mutual funds participate in this line of credit, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time.

19

Financial Highlights

International Equity Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00)% per share are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class S
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$11.54	$9.93	$8.45	$10.34	$9.51
Income From Investment Operations:
Net Investment Income (Loss)‡	0.10	0.09	0.10	0.11	0.13
Net Gains or Losses on Securities (both realized and unrealized)	(0.48)	1.67	1.46	(1.36)	1.90
Total From Investment Operations	(0.38)	1.76	1.56	(1.25)	2.03
Less Distributions From:
Net Investment Income	(0.04)	(0.15)	(0.08)	(0.64)	(1.20)
Redemption FeesØØ	—	—	—	0.00	0.00
Voluntary Contribution from Management	0.00	—	—	—	—
Net Asset Value, End of Year	$11.12	$11.54	$9.93	$8.45	$10.34
Total Return††	(3.27)%@	17.83%	18.48%	(12.33)%	22.01%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$77.3	$22.0	$19.7	$19.9	$24.8
Ratio of Gross Expenses to Average Net Assets#	1.77%	2.48%	2.55%	2.89%	1.65%
Ratio of Net Expenses to Average Net Assets§	1.50%	1.50%	1.51%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.90%	0.88%	1.11%	1.09%	1.42%
Portfolio Turnover Rate	35%	33%	33%	45%	61%

See Notes to Financial Highlights

20

Notes to Financial Highlights International Equity Portfolio

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies or other qualified pension or retirement plan, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2014.

@  The class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2014.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

ØØ  Prior to May 1, 2011, the Fund charged a redemption fee of 2% on shares redeemed or exchanged for shares of another fund within 60 days or less of the purchase date. As of May 1, 2011, the Fund no longer charges a redemption fee.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of International Equity Portfolio

We have audited the accompanying statement of assets and liabilities of International Equity Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Equity Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 10, 2015

22

Trustee and Officer Information

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Fund's Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	60	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	60

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	60

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	60

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	60

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	60

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	60

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	60	None.
25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, Neuberger Berman Fixed Income, LLC ("NBFI"), since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

60

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	60	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

27

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002

General Counsel and Senior Vice President, Management, since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger, since 2014; Employee, Management, since 2003; formerly, Vice President, Neuberger, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Vice President since 2008

Managing Director, Neuberger, since 2014; Vice President, Management, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger, 2006 to 2014; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since 2003

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger, since 2007; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008

Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director, NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

29

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Notice to Shareholders

The Fund has elected to pass through to its shareholders the credits for taxes paid to foreign countries. For the fiscal year ended December 31, 2014, the Fund designates $167,939, or $0.03 per share outstanding, foreign taxes paid and $1,858,328, or $0.28 per share outstanding, foreign source income earned for Federal income tax purposes.

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of the Trust, including the Trustees who are not "interested persons" of Management (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the Management and Sub-Advisory Agreements ("Agreements") with respect to the Fund. Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 6-7, 2014, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Board and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; and compliance, shareholder and other services provided by Management and its affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their

30

deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the investment performance of the Fund compared to an appropriate market index and a peer group of investment companies; (3) the costs of the services provided as compared to a peer group of investment companies and the profit or loss realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of the Fund's shareholders.

The Board factored into its evaluation of the Fund's fees and performance a consideration of the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in the peer groups. The Board considered two separate peer groups, one composed of proprietary funds that are operated by insurance companies, and the other composed of non-proprietary funds operated for insurance company investors by independent investment managers.

While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and Neuberger, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management or Neuberger used brokers to execute Fund transactions that provide research and other services to Management or Neuberger and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management and Neuberger, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and Neuberger in response to recent market conditions, including actions taken in response to regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management and Neuberger in this context.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance both on an absolute basis and relative to an appropriate market index (or benchmark) and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager. The Board considered that as compared to both its proprietary and non-proprietary peer groups, the Fund's performance was lower than the median for the 1 and 3-year periods (the Fund does not have a 5-year peer group comparison). The Board also considered that the Fund's performance was lower than its benchmarks for the 1 and 3 year-periods, and higher than its benchmark for the 5-year

31

period. The Board discussed with Management the Fund's performance and steps that Management was pursuing to improve performance. The Board considered Management's responsiveness with respect to the Fund's underperformance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding the Fund's performance.

With respect to the overall fairness of the Agreements, the Board decided to consider the fee structure for the Fund under the Agreements as compared to the non-proprietary peer group because it concluded that the proprietary funds are constructed on a different business model that the adviser cannot replicate. The Board also considered any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund, and profitability broken out between the investment management and administrative portions of the services provided, and year-over-year changes in each of Management's reported expense categories.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to the non-proprietary peer group. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and overall expense ratios of the peer group. In addition, the Board considered the contractual limit on expenses of the Fund. The Board noted that the Fund's contractual management fee was higher than those of others in its peer group, but that net of fees waived by Management, the actual management fee was lower than the peer group's mean and/or median. The Board considered whether specific portfolio management, administration or oversight needs contributed to the management fee. The Board also noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

The Board noted that Management incurred a loss on the Fund during the review period. The Board also considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and any such funds and/or separate accounts, including any breakpoints, and determined that any differences in fees and fee structures were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's loss on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

32

Neuberger Berman
Advisers Management Trust

Large Cap Value Portfolio

I Class Shares

Annual Report

December 31, 2014

B1010 02/15

Large Cap Value Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust Large Cap Value Portfolio (the "Fund") Class I generated a 9.85% total return for the 12 months ended December 31, 2014, underperforming its benchmark, the Russell 1000® Value Index, which returned 13.45% for the period.

At the onset of 2014, concerns about a slowdown in emerging markets as well as tensions in the Ukraine and apprehension about the U.S. Federal Reserve (Fed) were among the factors that caused equities to waver. The market soon recovered, however, as the U.S. economy continued to post encouraging numbers and the Fed expressed its commitment to keeping interest rates near zero for the time being.

The second half of the year brought increased volatility. The market experienced sizeable sell-offs in July, October and December due to uncertainty surrounding the global economy and U.S. interest rate tightening. Tumbling oil prices also contributed to the market's decline in December as global oil demand had fallen significantly short of market expectations. In each instance, however, the market quickly retraced its losses and soared to new heights after policymakers asserted that they would do what is necessary to keep economic growth afloat.

Within the large cap value arena, we saw a shift towards safety and away from commodity-exposed and globally dependent sectors. Accordingly, the best performing sectors in 2014 included Information Technology, Utilities and Health Care, while Energy, Telecommunication Services, Materials and Industrials lagged.

The greatest contribution to Fund performance for the year on both an absolute and relative basis came from the Industrials segment. Specifically, our focus on the airline industry with investments in American Airlines, Delta Airlines and United Continental was a great benefit, as the group, whose profitability is heavily influenced by fuel costs, received a large tailwind from falling oil prices.

The portfolio lost the most ground on an absolute basis from the Energy segment. Weaker stock returns detracted from relative performance as well, but our underweight allocation to the sector mitigated the damage. Significant detractors included McDermott International, an oil services company, and Range Resources, a gas-levered exploration & production company. Oil prices fell to multi-year lows owing to a widening supply-demand imbalance, while natural gas prices had also declined due to high supply levels and unseasonably warm winter weather. Our long-term view on oil and gas remains positive, however, and we believe the companies we hold are attractively valued with unique assets that may enable them to weather this environment and thrive when commodities recover.

In our opinion, the backdrop for domestic stocks seems rather supportive in 2015, yet we remain cautious as the equity market broke record levels during 2014. While we think interest rates will likely be raised at some point, the Fed's latest assertion that it will remain "patient" takes away the notion of urgency, in our view. Equity valuations on the whole have increased, however, making stocks more vulnerable to perceived macro risks, which we believe could cause some upheaval going forward. Yet we will continue to use these broader market movements to opportunistically add to select companies that we perceive as being unduly undervalued. Our core portfolio strategy remains focused on finding well-managed companies whose stock prices are undervalued. We seek to identify companies with catalysts that we believe have the potential to improve the companies' earnings from depressed levels.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

1

Large Cap Value Portfolio (Unaudited)

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	17.1%
Consumer Staples	2.0
Energy	7.4
Financials	27.4
Health Care	5.8
Industrials	19.6
Information Technology	12.1
Materials	3.4
Utilities	1.4
Short-Term Investments	3.8
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 12/31/2014
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Large Cap Value Portolio Class I	03/22/1994	9.85%	11.48%	6.37%	8.65%
Russell 1000® Value Index[1,2]		13.45%	15.42%	7.30%	9.92%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2013 was 1.14% for Class I shares (before expense reimbursements and/or fee waivers, if any). The expense ratios for fiscal year 2014 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is March 22, 1994, the Fund's commencement of operations.

2  The Russell 1000® Value Index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity market, and includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that investors cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other mutual funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios (the "Funds") are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2015 Neuberger Berman Management LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2014 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/14

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST LARGE CAP VALUE PORTFOLIO

Actual	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During the Period* 7/1/14 – 12/31/14
Class I	$1,000.00	$1,032.00	$5.74
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.56	$5.70

*  Expenses are equal to the annualized expense ratio of 1.12%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

4

Schedule of Investments Large Cap Value Portfolio 12/31/14

NUMBER OF SHARES		VALUE†
Common Stocks (96.7%)
Air Freight & Logistics (1.1%)
7,000	United Parcel Service, Inc. Class B	$778,190
Airlines (11.7%)
57,893	American Airlines Group, Inc.	3,104,801
49,509	Delta Air Lines, Inc.	2,435,348
39,883	United Continental Holdings, Inc.	2,667,774	*
		8,207,923
Banks (10.0%)
22,891	Citigroup, Inc.	1,238,632
51,744	JPMorgan Chase & Co.	3,238,139
10,732	M&T Bank Corp.	1,348,154
46,691	Regions Financial Corp.	493,057
13,563	Wells Fargo & Co.	743,524
		7,061,506
Capital Markets (9.4%)
38,664	Bank of New York Mellon Corp.	1,568,598
11,280	Goldman Sachs Group, Inc.	2,186,402
27,853	Invesco Ltd.	1,100,751
45,831	Morgan Stanley	1,778,243
		6,633,994
Communications Equipment (3.5%)
89,077	Cisco Systems, Inc.	2,477,677
Construction Materials (1.2%)
12,502	Vulcan Materials Co.	821,757
Distributors (0.6%)
16,184	LKQ Corp.	455,094	*
Diversified Financial Services (3.7%)
19,196	CME Group, Inc.	1,701,725
4,068	Intercontinental Exchange, Inc.	892,072
		2,593,797
Electric Utilities (1.4%)
26,855	Exelon Corp.	995,783
Electrical Equipment (2.6%)
26,585	Eaton Corp. PLC	1,806,717
NUMBER OF SHARES		VALUE†
Energy Equipment & Services (1.6%)
133,249	McDermott International, Inc.	$387,755	*
8,525	Schlumberger Ltd.	728,120
		1,115,875
Food & Staples Retailing (1.9%)
15,958	Wal-Mart Stores, Inc.	1,370,473
Health Care Equipment & Supplies (1.0%)
25,316	Hologic, Inc.	676,950	*
Health Care Providers & Services (2.8%)
19,756	Tenet Healthcare Corp.	1,001,037	*
9,303	UnitedHealth Group, Inc.	940,440
		1,941,477
Hotels, Restaurants & Leisure (4.1%)
63,979	Carnival Corp.	2,900,168
Household Durables (0.7%)
10,205	Lennar Corp. Class A	457,286
Industrial Conglomerates (0.7%)
19,390	General Electric Co.	489,985
Insurance (4.4%)
33,625	Lincoln National Corp.	1,939,153
13,265	MetLife, Inc.	717,504
8,980	Willis Group Holdings PLC	402,394
		3,059,051
IT Services (1.7%)
26,633	Teradata Corp.	1,163,329	*
Machinery (3.0%)
4,933	Caterpillar, Inc.	451,518
7,573	Cummins, Inc.	1,091,799
5,893	Illinois Tool Works, Inc.	558,067
		2,101,384
Media (0.5%)
9,134	Twenty-First Century Fox, Inc. Class A	350,791
Metals & Mining (2.2%)
58,211	United States Steel Corp.	1,556,562

See Notes to Schedule of Investments

5

NUMBER OF SHARES		VALUE†
Multiline Retail (5.5%)
151,945	JC Penney Co., Inc.	$984,604	*
18,450	Kohl's Corp.	1,126,188
22,807	Target Corp.	1,731,279
		3,842,071
Oil, Gas & Consumable Fuels (5.8%)
6,467	Devon Energy Corp.	395,845
34,733	Exxon Mobil Corp.	3,211,066
8,502	Range Resources Corp.	454,432
		4,061,343
Pharmaceuticals (2.2%)
17,960	Pfizer, Inc.	559,454
17,746	Teva Pharmaceutical Industries Ltd. ADR	1,020,573
		1,580,027
Professional Services (0.5%)
3,042	Towers Watson & Co. Class A	344,263
Semiconductors & Semiconductor Equipment (3.0%)
57,932	Intel Corp.	2,102,352
Software (3.6%)
41,829	CA, Inc.	1,273,693
26,567	Microsoft Corp.	1,234,037
		2,507,730
Specialty Retail (2.4%)
56,607	American Eagle Outfitters, Inc.	785,705
23,757	DSW, Inc. Class A	886,136
		1,671,841
Technology Hardware, Storage & Peripherals (0.5%)
3,756	SanDisk Corp.	368,013
Textiles, Apparel & Luxury Goods (3.4%)
13,078	Ralph Lauren Corp.	2,421,523
	Total Common Stocks (Cost $58,684,976)	67,914,932
NUMBER OF SHARES		VALUE†
Short-Term Investments (3.8%)
2,686,217	State Street Institutional Liquid Reserves Fund Premier Class (Cost $2,686,217)	$2,686,217
	Total Investments (100.5%) (Cost $61,371,193)	70,601,149	##
	Liabilities, less cash, receivables and other assets [(0.5%)]	(324,208)
	Total Net Assets (100.0%)	$70,276,941

See Notes to Schedule of Investments

6

Notes to Schedule of Investments Large Cap Value
Portfolio

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Large Cap Value Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

See Notes to Financial Statements

7

Notes to Schedule of Investments Large Cap Value
Portfolio (cont'd)

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2014:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$67,914,932	$—	$—	$67,914,932
Short-Term Investments	—	2,686,217	—	2,686,217
Total Investments	$67,914,932	$2,686,217	$—	$70,601,149

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended December 31, 2014, the Fund had no transfers between Levels 1, 2 or 3 based on the beginning of period market values as of December 31, 2013.

##  At December 31, 2014, the cost of investments for U.S. federal income tax purposes was $61,539,994. Gross unrealized appreciation of investments was $9,934,772 and gross unrealized depreciation of investments was $873,617, resulting in net unrealized appreciation of $9,061,155, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

8

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

LARGE CAP VALUE PORTFOLIO
December 31, 2014
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$70,601,149
Dividends and interest receivable	69,636
Receivable for securities sold	255,506
Receivable for Fund shares sold	12,604
Prepaid expenses and other assets	14,697
Total Assets	70,953,592
Liabilities
Payable for securities purchased	514,111
Payable for Fund shares redeemed	55,206
Payable to investment manager (Note B)	32,676
Payable to administrator (Note B)	17,823
Accrued expenses and other payables	56,835
Total Liabilities	676,651
Net Assets	$70,276,941
Net Assets consist of:
Paid-in capital	$56,140,446
Undistributed net investment income (loss)	497,578
Accumulated net realized gains (losses) on investments	4,408,961
Net unrealized appreciation (depreciation) in value of investments	9,229,956
Net Assets	$70,276,941
Shares Outstanding ($.001 par value; unlimited shares authorized)	4,288,964
Net Asset Value, offering and redemption price per share	$16.39
*Cost of Investments	$61,371,193

See Notes to Financial Statements

9

Statement of Operations

Neuberger Berman Advisers Management Trust

LARGE CAP VALUE PORTFOLIO
For the Year Ended December 31, 2014
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,276,050
Interest income—unaffiliated issuers	2,308
Foreign taxes withheld (Note A)	(9,955)
Total income	$1,268,403
Expenses:
Investment management fees (Note B)	383,675
Administration fees (Note B)	209,277
Audit fees	45,335
Custodian and accounting fees	34,151
Insurance expense	2,236
Legal fees	36,809
Shareholder reports	17,568
Trustees' fees and expenses	35,905
Miscellaneous	5,833
Total net expenses	770,789
Net investment income (loss)	$497,614
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers (Note A)	7,596,337
Foreign currency (Note A)	64
Net increase from payments by affiliates (Note B)	4,262
Change in net unrealized appreciation (depreciation) in value of (Note A):
Unaffiliated investment securities	(1,520,748)
Net gain (loss) on investments	6,079,915
Net increase (decrease) in net assets resulting from operations	$6,577,529

See Notes to Financial Statements

10

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	LARGE CAP VALUE PORTFOLIO
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$497,614	$505,948
Net realized gain (loss) on investments (Note A)	7,596,401	13,286,885
Net increase from payments by affiliates (Note B)	4,262	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	(1,520,748)	3,840,200
Net increase (decrease) in net assets resulting from operations	6,577,529	17,633,033
Distributions to Shareholders From (Note A):
Net investment income	(511,067)	(741,925)
From Fund Share Transactions (Note D):
Proceeds from shares sold	9,917,368	11,160,664
Proceeds from reinvestment of dividends and distributions	511,067	741,925
Payments for shares redeemed	(16,145,924)	(20,720,372)
Net increase (decrease) from Fund share transactions	(5,717,489)	(8,817,783)
Net Increase (Decrease) in Net Assets	348,973	8,073,325
Net Assets:
Beginning of year	69,927,968	61,854,643
End of year	$70,276,941	$69,927,968
Undistributed net investment income (loss) at end of year	$497,578	$511,452

See Notes to Financial Statements

11

Notes to Financial Statements Large Cap Value Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eleven separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2014 was $70,698.

5  Income tax information: Each Series is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

12

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2014, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2014, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of foreign currency gains and losses. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2014, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$1	$(421)	$420

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

Distributions Paid From:
Ordinary Income		Long- Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$511,067	$741,925	$—	$—	$511,067	$741,925

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$497,578	$4,577,762	$9,061,155	$—	$—	$14,136,495

The differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. For taxable years beginning after December 22, 2010, the capital loss carryforward rules allow for regulated investment companies to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term.

During the year ended December 31, 2014, the Fund utilized capital loss carryforwards of $3,124,186.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

13

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2014, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses and transaction costs, if any; and, consequently, net expenses may exceed the contractual expense limitation) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Fund has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, and the

14

repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2014, there was no repayment to Management under its contractual expense limitation. At December 31, 2014, the Fund had no contingent liability to Management under its contractual expense limitation.

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2012	2013	2014
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2015	2016	2017
Class I	1.00%	12/31/17	$—	$—	$—

(1)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

On June 3, 2014, Management made a voluntary contribution of $4,262 to the Fund in connection with a payment matter related to the Fund's investment in a State Street money market fund.

Note C—Securities Transactions:

During the year ended December 31, 2014, there were purchase and sale transactions (excluding short-term securities) of $86,543,381 and $91,023,635, respectively.

During the year ended December 31, 2014, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2014 and December 31, 2013 was as follows:

	For the Year Ended December 31,
	2014	2013
Shares Sold	641,582	840,371
Shares Issued on Reinvestment of Dividends and Distributions	34,861	53,146
Shares Redeemed	(1,036,437)	(1,576,262)
Total	(359,994)	(682,745)

Note E—Lines of Credit:

At December 31, 2014, the Fund was a participant in a single committed, unsecured $300,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum on the unused portion of the available line of credit is charged, of which each participating fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any

15

part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2014. During the year ended December 31, 2014, the Fund did not utilize this line of credit.

At December 31, 2014, the Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a fund requests a loan. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2014. During the year ended December 31, 2014, the Fund did not utilize this line of credit.

In January 2015, a new syndicated committed, unsecured $700,000,000 line of credit, to be used only for temporary or emergency purposes, replaced the lines of credit with State Street noted above. Because several mutual funds participate in this line of credit, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time.

16

Financial Highlights

Large Cap Value Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00)% per share are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$15.04	$11.60	$9.99	$11.27	$9.82
Income From Investment Operations:
Net Investment Income (Loss)‡	0.11	0.10	0.12	0.03	(0.00)
Net Gains or Losses on Securities (both realized and unrealized)	1.36	3.50	1.54	(1.31)	1.52
Total From Investment Operations	1.47	3.60	1.66	(1.28)	1.52
Less Distributions From:
Net Investment Income	(0.12)	(0.16)	(0.05)	—	(0.07)
Voluntary Contribution from Management	0.00	—	—	—	—
Net Asset Value, End of Year	$16.39	$15.04	$11.60	$9.99	$11.27
Total Return††	9.85%@	31.14%@	16.60%	(11.36)%	15.55%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$70.3	$69.9	$61.9	$75.3	$97.2
Ratio of Gross Expenses to Average Net Assets#	1.10%	1.13%	1.15%	1.13%	1.11%
Ratio of Net Expenses to Average Net Assets§	1.10%	1.13%	1.15%	1.13%	1.11%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.71%	0.78%	1.15%	0.29%	(0.02)%
Portfolio Turnover Rate	130%	165%	124%	102%	43%

See Notes to Financial Highlights

17

Notes to Financial Highlights Large Cap Value Portfolio

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies or other qualified pension or retirement plan, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2014.

@  Had the Fund not received the class action proceeds as listed in Note A-4 of the Notes to Financial Statements, total return based on per share NAV for the year ended December 31, 2014 would have been 9.72%. Had the Fund not received class action proceeds in 2013, total return based on per share NAV for the year ended December 31, 2013 would have been 30.61%.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Large Cap Value Portfolio

We have audited the accompanying statement of assets and liabilities of Large Cap Value Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Large Cap Value Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 10, 2015

19

Trustee and Officer Information

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Fund's Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	60	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	60

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

20

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	60

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	60

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	60

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

21

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	60

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	60

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	60	None.
22

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, Neuberger Berman Fixed Income, LLC ("NBFI"), since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

60

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	60	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

24

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002

General Counsel and Senior Vice President, Management, since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger, since 2014; Employee, Management, since 2003; formerly, Vice President, Neuberger, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Vice President since 2008

Managing Director, Neuberger, since 2014; Vice President, Management, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger, 2006 to 2014; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since 2003

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger, since 2007; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008

Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director, NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

26

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Notice to Shareholders

100.00% of the dividends earned during the fiscal year ended December 31, 2014 qualify for the dividends received deduction for corporate shareholders.

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of the Trust, including the Trustees who are not "interested persons" of Management (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the Management and Sub-Advisory Agreements ("Agreements") with respect to the Fund. Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 6-7, 2014, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Board and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; and compliance, shareholder and other services provided by Management and its affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

27

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the investment performance of the Fund compared to an appropriate market index and a peer group of investment companies; (3) the costs of the services provided as compared to a peer group of investment companies and the profit or loss realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of the Fund's shareholders.

The Board factored into its evaluation of the Fund's fees and performance a consideration of the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in the peer groups. The Board considered two separate peer groups, one composed of proprietary funds that are operated by insurance companies, and the other composed of non-proprietary funds operated for insurance company investors by independent investment managers.

While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and Neuberger, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management or Neuberger used brokers to execute Fund transactions that provide research and other services to Management or Neuberger and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management and Neuberger, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and Neuberger in response to recent market conditions, including actions taken in response to regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management and Neuberger in this context.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance both on an absolute basis and relative to an appropriate market index (or benchmark) and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager. The Board considered that as compared to both its proprietary and non-proprietary peer groups, the Fund's performance was above the median for the 5 and 10-year periods and below the median for the 1 and 3-year periods. The Board also considered that the Fund's performance was below its benchmark for the 1, 3, and 10-year periods, and above its benchmark for the 5-year period. The Board discussed with Management the Fund's performance and steps that Management was pursuing to improve performance

28

and considered Management's responsiveness with respect to the Fund's underperformance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding the Fund's performance.

With respect to the overall fairness of the Agreements, the Board decided to consider the fee structure for the Fund under the Agreements as compared to the non-proprietary peer group because it concluded that the proprietary funds are constructed on a different business model that the adviser cannot replicate. The Board also considered any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund, and profitability broken out between the investment management and administrative portions of the services provided, and year-over-year changes in each of Management's reported expense categories.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to the non-proprietary peer group. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and overall expense ratios of the peer group. In addition, the Board considered the contractual limit on expenses of the Fund. Noting that the Fund's contractual and actual management fee net of fees waived by Management were higher than the peer group's mean and median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the management fee. The Board also noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

The Board also considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and any such funds and/or separate accounts, including any breakpoints, and determined that any differences in fees and fee structures were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on its review, concluded that Management's reported level of profitability was reasonable.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

29

Neuberger Berman
Advisers Management Trust

Mid Cap Growth Portfolio

I Class Shares

S Class Shares

Annual Report

December 31, 2014

B1013 02/15

Mid Cap Growth Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio (the "Fund") Class I generated a 7.58% total return for the 12 months ended December 31, 2014, lagging its benchmark, the Russell Midcap® Growth Index, which returned 11.90% during the period. Returns for the Fund's Class I and Class S shares are provided in the table immediately following this letter.

Looking back at a volatile, but positive, year for equities, U.S. Federal Reserve (Fed) comments continued to underscore the likelihood of a return to a more normalized interest rate environment. This "hawkish" tilt, easily digested by the markets, was likely the product, in our view, of the U.S. economy's continued measured growth, resiliency towards economic-fueled "walls of worry" emanating from Asia and Europe, and a number of positive trends, most notably low inflation, broad stimulus from falling oil prices, strong corporate earnings, continued incremental gains in housing and employment in the U.S., and the potential for a working truce in Washington with the return of two-party parity. These factors and a strengthening dollar also boosted the buying power and sentiment of consumers, a key component to any meaningful economic expansion. Of equal importance to our higher-qualitative and higher-growth investment approach was the surge in capital reinvestment as companies ramped up efforts focused on growing their franchises and expanding market share. This marked a departure from the short-term shareholder appeasement via dividend and share repurchase programs that had largely defined corporate investment strategy over the last three plus years. The net effect was a long-overdue rotation back towards fundamentals, which in turn ushered in a change of market leadership in the second half of 2014 that rewarded active management and stocks offering positive differentiation versus their peers and the broader market.

With respect to attribution highlights, our underweight in the Energy sector proved additive, overcoming our underweight to Consumer Staples, a sector that offered strong performance in the first half of the year. Negative stock selection, amplified by a Fed-induced stylistic rotation away from higher beta industries in the first half of the year, was the principal culprit behind our 2014 underperformance compared to the benchmark, as positive contributions from Information Technology and Materials could not overcome broad weakness from Health Care, Energy and Industrials. Our stock selection during the first half of 2014 proved especially frustrating as the market largely ignored what we believe are generally strong execution and fundamentals across our holdings.

Drilling down to our holdings over the fiscal year, Avago Technologies was the top contributor to performance, while Oasis Petroleum was the leading detractor. Avago, a designer, developer and supplier of analog semiconductors, consistently delivered strong fundamentals, boosted by the integration of recently acquired LSI Logic and its increased participation in Apple's iPhone 6. Oasis, an independent exploration and production company focused on unconventional oil and natural gas resources, primarily in Montana and North Dakota, was negatively impacted by the precipitous drop in oil prices in 2014. We exited this position in the fourth quarter.

Looking ahead, we still believe U.S. equities remain the place to be. In our opinion, the markets are ready for the long overdue tightening of monetary policy and we believe that fundamentals could continue to increase in relevancy as investors re-embrace higher-growth and higher-expectation stories.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

1

Mid Cap Growth Portfolio (Unaudited)

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	20.8%
Consumer Staples	3.5
Energy	1.9
Financials	6.7
Health Care	17.1
Industrials	14.4
Information Technology	23.6
Materials	2.0
Telecommunication Services	1.8
Other	2.3
Short-Term Investments	5.9
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2014
	Date	1 Year	5 Years	10 Years	Life of Fund
Mid Cap Growth Portfolio Class I	11/03/1997	7.58%	15.78%	9.50%	9.25%
Mid Cap Growth Portfolio Class S2	02/18/2003	7.31%	15.49%	9.23%	9.06%
Russell Midcap® Growth Index[1,3]		11.90%	16.94%	9.43%	8.06%
Russell Midcap® Index[1,3]		13.22%	17.19%	9.56%	9.72%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 0.99% and 1.25% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for fiscal year 2014 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart above).The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is November 3, 1997, the inception date of the oldest share class.

2  Performance shown prior to February 18, 2003 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The Russell Midcap® Growth Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity market, and includes approximately 800 of the smallest securities in the Russell 1000® Index (which measures the performance of the 1,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that investors cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other mutual funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios (the "Funds") are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2015 Neuberger Berman Management LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2014 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/14

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID CAP GROWTH PORTFOLIO

Actual	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During the Period* 7/1/14 – 12/31/14	Expense Ratio
Class I	$1,000.00	$1,051.70	$5.12	0.99%
Class S	$1,000.00	$1,050.50	$6.46	1.25%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,020.21	$5.04	0.99%
Class S	$1,000.00	$1,018.90	$6.36	1.25%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

4

Schedule of Investments Mid Cap Growth Portfolio 12/31/14

NUMBER OF SHARES		VALUE†
Common Stocks (91.7%)
Airlines (1.4%)
50,000	Alaska Air Group, Inc.	$2,988,000
Banks (1.0%)
18,500	SVB Financial Group	2,147,295	*
Biotechnology (2.9%)
20,000	Alkermes PLC	1,171,200	*
35,000	BioMarin Pharmaceutical, Inc.	3,164,000	*
5,000	Puma Biotechnology, Inc.	946,350	*
7,500	United Therapeutics Corp.	971,175	*
		6,252,725
Building Products (1.0%)
49,000	Fortune Brands Home & Security, Inc.	2,218,230
Capital Markets (2.6%)
15,000	Affiliated Managers Group, Inc.	3,183,600	*
42,500	Raymond James Financial, Inc.	2,434,825
		5,618,425
Chemicals (0.7%)
40,000	PolyOne Corp.	1,516,400
Commercial Services & Supplies (1.4%)
22,500	Stericycle, Inc.	2,949,300	*
Communications Equipment (2.0%)
15,000	F5 Networks, Inc.	1,956,975	*
20,000	Palo Alto Networks, Inc.	2,451,400	*
		4,408,375
Consumer Finance (1.0%)
37,500	PRA Group, Inc.	2,172,375	*
Containers & Packaging (1.3%)
37,500	Packaging Corp. of America	2,926,875
Distributors (1.1%)
85,000	LKQ Corp.	2,390,200	*
Diversified Consumer Services (0.4%)
42,500	Service Corp. International	964,750
Diversified Financial Services (1.0%)
35,000	CBOE Holdings, Inc.	2,219,700
NUMBER OF SHARES		VALUE†
Electrical Equipment (2.0%)
10,000	Acuity Brands, Inc.	$1,400,700
57,500	AMETEK, Inc.	3,026,225
		4,426,925
Electronic Equipment, Instruments & Components (2.7%)
40,000	Amphenol Corp. Class A	2,152,400
60,000	CDW Corp.	2,110,200
22,500	Zebra Technologies Corp. Class A	1,741,725	*
		6,004,325
Food & Staples Retailing (0.9%)
21,000	PriceSmart, Inc.	1,915,620
Food Products (2.7%)
45,000	Pinnacle Foods, Inc.	1,588,500
25,000	TreeHouse Foods, Inc.	2,138,250	*
60,000	WhiteWave Foods Co.	2,099,400	*
		5,826,150
Health Care Equipment & Supplies (2.3%)
10,400	Cooper Cos., Inc.	1,685,736
12,500	Teleflex, Inc.	1,435,250
70,000	Wright Medical Group, Inc.	1,880,900	*
		5,001,886
Health Care Providers & Services (5.3%)
55,000	Acadia Healthcare Co., Inc.	3,366,550	*
62,500	Envision Healthcare Holdings, Inc.	2,168,125	*
35,000	HealthSouth Corp.	1,346,100
25,000	Omnicare, Inc.	1,823,250
25,000	Universal Health Services, Inc. Class B	2,781,500
		11,485,525
Health Care Technology (1.6%)
52,500	Cerner Corp.	3,394,650	*
Hotels, Restaurants & Leisure (2.0%)
50,000	Bloomin' Brands, Inc.	1,238,000	*
10,000	Buffalo Wild Wings, Inc.	1,803,800	*
62,500	MGM Resorts International	1,336,250	*
		4,378,050
Household Durables (1.0%)
30,000	Jarden Corp.	1,436,400	*
20,000	Newell Rubbermaid, Inc.	761,800
		2,198,200

See Notes to Schedule of Investments

5

NUMBER OF SHARES		VALUE†
Industrial Conglomerates (1.5%)
21,000	Roper Industries, Inc.	$3,283,350
Internet & Catalog Retail (0.5%)
37,500	Liberty Interactive Corp. Class A	1,103,250	*
Internet Software & Services (2.6%)
22,500	Akamai Technologies, Inc.	1,416,600	*
10,000	CoStar Group, Inc.	1,836,300	*
25,000	Demandware, Inc.	1,438,500	*
32,500	HomeAway, Inc.	967,850	*
		5,659,250
IT Services (3.4%)
13,500	Alliance Data Systems Corp.	3,861,675	*
22,500	Fiserv, Inc.	1,596,825	*
14,000	FleetCor Technologies, Inc.	2,081,940	*
		7,540,440
Leisure Products (1.0%)
15,000	Polaris Industries, Inc.	2,268,600
Life Sciences Tools & Services (1.2%)
14,500	Illumina, Inc.	2,676,410	*
Machinery (2.7%)
25,000	PACCAR, Inc.	1,700,250
25,000	Pall Corp.	2,530,250
20,000	Wabtec Corp.	1,737,800
		5,968,300
Media (0.7%)
9,500	Charter Communications, Inc. Class A	1,582,890	*
Multiline Retail (1.6%)
35,000	Dollar Tree, Inc.	2,463,300	*
50,000	Tuesday Morning Corp.	1,085,000	*
		3,548,300
Oil, Gas & Consumable Fuels (1.8%)
31,500	Antero Resources Corp.	1,278,270	*
37,500	Cabot Oil & Gas Corp.	1,110,375
16,500	Concho Resources, Inc.	1,645,875	*
		4,034,520
NUMBER OF SHARES		VALUE†
Pharmaceuticals (3.9%)
60,000	Akorn, Inc.	$2,172,000	*
30,000	Endo International PLC	2,163,600	*
15,000	Hospira, Inc.	918,750	*
35,000	Mylan, Inc.	1,972,950	*
12,000	Salix Pharmaceuticals Ltd.	1,379,280	*
		8,606,580
Professional Services (1.6%)
22,500	Nielsen NV	1,006,425
37,500	WageWorks, Inc.	2,421,375	*
		3,427,800
Real Estate Management & Development (1.1%)
16,000	Jones Lang LaSalle, Inc.	2,398,880
Road & Rail (1.8%)
20,000	J.B. Hunt Transport Services, Inc.	1,685,000
30,000	Old Dominion Freight Line, Inc.	2,329,200	*
		4,014,200
Semiconductors & Semiconductor Equipment (6.3%)
45,000	Avago Technologies Ltd.	4,526,550
32,500	Cavium, Inc.	2,009,150	*
26,500	Lam Research Corp.	2,102,510
35,000	Monolithic Power Systems, Inc.	1,740,900
30,000	NXP Semiconductors NV	2,292,000	*
60,000	SunEdison, Inc.	1,170,600	*
		13,841,710
Software (5.6%)
95,000	Activision Blizzard, Inc.	1,914,250
20,000	Autodesk, Inc.	1,201,200	*
30,000	Electronic Arts, Inc.	1,410,450	*
30,000	ServiceNow, Inc.	2,035,500	*
17,900	Splunk, Inc.	1,055,205	*
47,500	Synchronoss Technologies, Inc.	1,988,350	*
8,500	Ultimate Software Group, Inc.	1,247,928	*
17,500	Workday, Inc. Class A	1,428,175	*
		12,281,058
Specialty Retail (7.8%)
15,000	Advance Auto Parts, Inc.	2,389,200
22,500	Lithia Motors, Inc. Class A	1,950,525
19,100	O'Reilly Automotive, Inc.	3,679,042	*
25,000	Ross Stores, Inc.	2,356,500
12,500	Signet Jewelers Ltd.	1,644,625
35,000	Tractor Supply Co.	2,758,700
30,000	Williams-Sonoma, Inc.	2,270,400
		17,048,992

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Technology Hardware, Storage & Peripherals (0.9%)
20,000	SanDisk Corp.	$1,959,600
Textiles, Apparel & Luxury Goods (4.6%)
23,500	Carter's, Inc.	2,051,785
29,900	Hanesbrands, Inc.	3,337,438
60,000	Kate Spade & Co.	1,920,600	*
40,000	Under Armour, Inc. Class A	2,716,000	*
		10,025,823
Trading Companies & Distributors (1.0%)
22,000	United Rentals, Inc.	2,244,220	*
Wireless Telecommunication Services (1.8%)
35,000	SBA Communications Corp. Class A	3,876,600	*
	Total Common Stocks (Cost $139,593,557)	200,794,754
Exchange Traded Funds (2.4%)
55,000	iShares Russell Mid-Cap Growth ETF (Cost $4,577,650)	5,127,650
Short-Term Investments (5.9%)
12,960,382	State Street Institutional Liquid Reserves Fund Premier Class (Cost $12,960,382)	12,960,382
	Total Investments (100.0%) (Cost $157,131,589)	218,882,786	##
	Cash, receivables and other assets, less liabilities (0.0%)	73,045
	Total Net Assets (100.0%)	$218,955,831

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Mid Cap Growth Portfolio

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

See Notes to Financial Statements

8

Notes to Schedule of Investments Mid Cap Growth Portfolio (cont'd)

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2014:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$200,794,754	$—	$—	$200,794,754
Exchange Traded Funds	5,127,650	—	—	5,127,650
Short-Term Investments	—	12,960,382	—	12,960,382
Total Investments	$205,922,404	$12,960,382	$—	$218,882,786

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended December 31, 2014, the Fund had no transfers between Levels 1, 2 or 3 based on the beginning of period market values as of December 31, 2013.

##  At December 31, 2014, the cost of investments for U.S. federal income tax purposes was $157,144,904. Gross unrealized appreciation of investments was $63,633,594 and gross unrealized depreciation of investments was $1,895,712, resulting in net unrealized appreciation of $61,737,882, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

9

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

MID CAP GROWTH PORTFOLIO
December 31, 2014
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$218,882,786
Dividends and interest receivable	87,479
Receivable for securities sold	452,004
Receivable for Fund shares sold	226,880
Prepaid expenses and other assets	2,023
Total Assets	219,651,172
Liabilities
Payable for securities purchased	420,200
Payable for Fund shares redeemed	20,564
Payable to investment manager (Note B)	100,999
Payable to administrator—net (Note B)	83,204
Accrued expenses and other payables	70,374
Total Liabilities	695,341
Net Assets	$218,955,831
Net Assets consist of:
Paid-in capital	$130,746,006
Accumulated net realized gains (losses) on investments	26,458,628
Net unrealized appreciation (depreciation) in value of investments	61,751,197
Net Assets	$218,955,831
Net Assets
Class I	$69,620,086
Class S	149,335,745
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	2,841,357
Class S	6,436,609
Net Asset Value, offering and redemption price per share
Class I	$24.50
Class S	23.20
*Cost of Investments	$157,131,589

See Notes to Financial Statements

10

Statement of Operations

Neuberger Berman Advisers Management Trust

MID CAP GROWTH PORTFOLIO
For the Year Ended December 31, 2014
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$923,468
Interest income—unaffiliated issuers	5,624
Foreign taxes withheld (Note A)	(900)
Total income	$928,192
Expenses:
Investment management fees (Note B)	1,095,045
Administration fees (Note B):
Class I	201,187
Class S	396,110
Distribution fees (Note B):
Class S	330,092
Audit fees	45,335
Custodian and accounting fees	81,748
Insurance expense	8,279
Legal fees	104,145
Repayment to Management of expenses previously assumed by Management (Note B)	3,674
Shareholder reports	7,963
Trustees' fees and expenses	35,905
Miscellaneous	9,533
Total net expenses	2,319,016
Net investment income (loss)	$(1,390,824)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers (Note A)	26,382,947
Net increase from payments by affiliates (Note B)	5,113
Change in net unrealized appreciation (depreciation) in value of (Note A):
Unaffiliated investment securities	(10,129,270)
Net gain (loss) on investments	16,258,790
Net increase (decrease) in net assets resulting from operations	$14,867,966

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	MID CAP GROWTH PORTFOLIO
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$(1,390,824)	$(1,555,306)
Net realized gain (loss) on investments (Note A)	26,382,947	98,294,006
Net increase from payments by affiliates (Note B)	5,113	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	(10,129,270)	(24,519,958)
Net increase (decrease) in net assets resulting from operations	14,867,966	72,218,742
Distributions to Shareholders From (Note A):
Net realized gain on investments:
Class I	(27,830,874)	—
Class S	(58,724,209)	—
Total distributions to shareholders	(86,555,083)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	8,025,034	5,449,075
Class S	19,854,027	20,570,711
Proceeds from reinvestment of dividends and distributions:
Class I	27,830,874	—
Class S	58,724,209	—
Payments for shares redeemed:
Class I	(11,932,657)	(207,856,415)
Class S	(8,259,756)	(11,137,390)
Net increase (decrease) from Fund share transactions	94,241,731	(192,974,019)
Net Increase (Decrease) in Net Assets	22,554,614	(120,755,277)
Net Assets:
Beginning of year	196,401,217	317,156,494
End of year	$218,955,831	$196,401,217
Undistributed net investment income (loss) at end of year	$—	$—

See Notes to Financial Statements

12

Notes to Financial Statements Mid Cap Growth Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eleven separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2014 was $8,509.

5  Income tax information: Each Series is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

13

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2014, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2014, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of: net operating losses and non-real estate investment trusts return of capital adjustments. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2014, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(1,432,348)	$1,390,824	$41,524

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$—	$—	$86,555,083	$—	$86,555,083	$—

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$26,471,943	$61,737,882	$—	$—	$88,209,825

The difference between book basis and tax basis distributable earnings is primarily due to losses disallowed and recognized on wash sales.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can

14

otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2014, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in

15

sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (including fees payable to Management for the Fund's Class S shares but excluding such fees payable for the Fund's Class I shares and excluding, for each class, interest, taxes, brokerage commissions, extraordinary expenses and transaction costs, if any; and, consequently, net expenses may exceed the contractual expense limitations) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. Each respective class has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2014, the Fund's Class S shares repaid Management $3,674, under its contractual expense limitation. At December 31, 2014, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2012	2013	2014
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2015	2016	2017
Class I	1.00%	12/31/17	$—	$—	$—
Class S	1.25%	12/31/17	—	6,663	—

(1)  Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

On June 3, 2014, Management made a voluntary contribution of $5,113 to the Fund in connection with a payment matter related to the Fund's investment in a State Street money market fund.

Note C—Securities Transactions:

During the year ended December 31, 2014, there were purchase and sale transactions (excluding short-term securities) of $123,564,582 and $126,580,582, respectively.

During the year ended December 31, 2014, no brokerage commissions on securities transactions were paid to affiliated brokers.

16

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2014 and December 31, 2013 was as follows:

For the Year Ended December 31, 2014

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	231,678	1,280,758	(340,541)	1,171,895
Class S	612,943	2,852,074	(228,435)	3,236,582

For the Year Ended December 31, 2013

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	154,212	—	(5,877,454)	(5,723,242)
Class S	600,166	—	(320,201)	279,965

Note E—Lines of Credit:

At December 31, 2014, the Fund was a participant in a single committed, unsecured $300,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum on the unused portion of the available line of credit is charged, of which each participating fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2014. During the year ended December 31, 2014, the Fund did not utilize this line of credit.

At December 31, 2014, the Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a fund requests a loan. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2014. During the year ended December 31, 2014, the Fund did not utilize this line of credit.

In January 2015, a new syndicated committed, unsecured $700,000,000 line of credit, to be used only for temporary or emergency purposes, replaced the lines of credit with State Street noted above. Because several mutual funds participate in this line of credit, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time.

17

Financial Highlights

Mid Cap Growth Portfolio

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00)% per share are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$41.07	$30.97	$27.55	$27.42	$21.25
Income From Investment Operations:
Net Investment Income (Loss)‡	(0.19)	(0.19)	(0.10)	(0.15)	(0.11)
Net Gains or Losses on Securities (both realized and unrealized)	1.08	10.29	3.52	0.28	6.28
Total From Investment Operations	0.89	10.10	3.42	0.13	6.17
Less Distributions From:
Net Capital Gains	(17.46)	—	—	—	—
Voluntary Contribution from Management	0.00	—	—	—	—
Net Asset Value, End of Year	$24.50	$41.07	$30.97	$27.55	$27.42
Total Return††	7.58%@	32.61%@	12.41%@	0.47%	29.04%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$69.6	$68.6	$229.0	$233.2	$266.0
Ratio of Gross Expenses to Average Net Assets#	1.00%	0.99%	0.99%	1.01%	1.02%
Ratio of Net Expenses to Average Net Assets§	1.00%	0.99%	0.99%	1.01%	1.02%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.53)%	(0.57)%	(0.34)%	(0.54)%	(0.49)%
Portfolio Turnover Rate	64%	43%	38%	35%	46%

See Notes to Financial Highlights

18

Financial Highlights (cont'd)

Class S
	Year Ended December 31,
	2014		2013	2012		2011	2010
Net Asset Value, Beginning of Year	$39.95		$30.21	$26.94		$26.87	$20.87
Income From Investment Operations:
Net Investment Income (Loss)‡	(0.27)		(0.26)	(0.17)		(0.21)	(0.16)
Net Gains or Losses on Securities (both realized and unrealized)	0.98		10.00	3.44		0.28	6.16
Total From Investment Operations	0.71		9.74	3.27		0.07	6.00
Less Distributions From:
Net Capital Gains	(17.46)		—	—		—	—
Voluntary Contribution from Management	0.00		—	—		—	—
Net Asset Value, End of Year	$23.20		$39.95	$30.21		$26.94	$26.87
Total Return††	7.31	%@	32.24%	12.14	%@	0.26%	28.75%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$149.3		$127.8	$88.2		$64.2	$59.2
Ratio of Gross Expenses to Average Net Assets#	1.25%		1.26%	1.24%		1.26%	1.27%
Ratio of Net Expenses to Average Net Assets§	1.25	%Ø	1.25%	1.25	%Ø	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.78)%		(0.76)%	(0.57)%		(0.78)%	(0.73)%
Portfolio Turnover Rate	64%		43%	38%		35%	46%

See Notes to Financial Highlights

19

Notes to Financial Highlights Mid Cap Growth Portfolio

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies or other qualified pension or retirement plan, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2014.

@  The class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2014. Had the Fund not received class action proceeds in 2013, total return based on per share NAV for the year ended December 31, 2013 would have been 32.58% for Class I. Had the Fund not received class action proceeds in 2012, total return based on per share NAV for the year ended December 31, 2012 would have been 12.34% and 12.06% for Class I and Class S, respectively.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

Ø  After repayment of expenses previously reimbursed by Management. Had the Fund not made such repayments, the annualized ratio of net expenses to average daily net assets would have been:

	Year Ended December 31,
	2014	2013	2012
Mid Cap Growth Portfolio Class S	1.25%	—	1.24%
20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Mid Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities of Mid Cap Growth Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Growth Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 10, 2015

21

Trustee and Officer Information

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Fund's Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	60	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	60

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

22

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	60

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	60

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	60

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	60

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	60

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	60	None.
24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, Neuberger Berman Fixed Income, LLC ("NBFI"), since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

60

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	60	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

26

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002

General Counsel and Senior Vice President, Management, since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger, since 2014; Employee, Management, since 2003; formerly, Vice President, Neuberger, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Vice President since 2008

Managing Director, Neuberger, since 2014; Vice President, Management, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger, 2006 to 2014; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since 2003

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger, since 2007; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008

Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director, NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

28

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Notice to Shareholders

The Fund designates $86,555,083 as a capital gain distribution.

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of the Trust, including the Trustees who are not "interested persons" of Management (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the Management and Sub-Advisory Agreements ("Agreements") with respect to the Fund. Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 6-7, 2014, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Board and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; and compliance, shareholder and other services provided by Management and its affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

29

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the investment performance of the Fund compared to an appropriate market index and a peer group of investment companies; (3) the costs of the services provided as compared to a peer group of investment companies and the profit or loss realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of the Fund's shareholders.

The Board factored into its evaluation of the Fund's fees and performance a consideration of the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in the peer groups. The Board considered two separate peer groups, one composed of proprietary funds that are operated by insurance companies, and the other composed of non-proprietary funds operated for insurance company investors by independent investment managers.

While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and Neuberger, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management or Neuberger used brokers to execute Fund transactions that provide research and other services to Management or Neuberger and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management and Neuberger, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and Neuberger in response to recent market conditions, including actions taken in response to regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management and Neuberger in this context.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance both on an absolute basis and relative to an appropriate market index (or benchmark) and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager. The Board considered that as compared to its proprietary peer group, the Fund's performance for its Class S shares was below the median for the 1, 3 and 5-year periods, and higher than the median for the 10-year period. As compared to its non-proprietary peer group, the Fund's performance for its Class S shares was below the median for the 1 and 5-year periods, and the same as the median for the 3 and 10-year periods. The Board also considered that the Fund's performance was below its benchmarks for the 1, 3 and

30

5-year periods, above one of its benchmarks and below one of its benchmarks for the 10-year period. The Board discussed with Management the Fund's performance and steps that Management was pursuing to improve performance. The Board also considered Management's responsiveness with respect to the Fund's underperformance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding the Fund's performance.

With respect to the overall fairness of the Agreements, the Board decided to consider the fee structure for the Fund under the Agreements as compared to the non-proprietary peer group because it concluded that the proprietary funds are constructed on a different business model that the adviser cannot replicate. The Board also considered any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund, and profitability broken out between the investment management and administrative portions of the services provided, and year-over-year changes in each of Management's reported expense categories.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to the non-proprietary peer group. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and overall expense ratios of each peer group. In addition, the Board considered the contractual limit on expenses of the Fund. Noting that the Fund's contractual management fee and actual management fee net of fees waived by Management were higher than the peer group's mean and median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the management fee. The Board also noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

The Board also considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and any such funds and/or separate accounts, including any breakpoints, and determined that any differences in fees and fee structures were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on its review, concluded that Management's reported level of profitability was reasonable.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or

31

continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

32

Neuberger Berman
Advisers Management Trust

Mid Cap Intrinsic Value Portfolio

I Class Shares

S Class Shares

Annual Report

December 31, 2014

B1012 02/15

Mid Cap Intrinsic Value Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio (the "Fund") Class I provided a total return of 13.84% for the 12 months ended December 31, 2014, underperforming its benchmark, the Russell Midcap® Value Index, which returned 14.75% for the period. Returns for the Fund's Class I and S shares are provided in the table immediately following this letter.

During the past fiscal year, the Fund benefited from overweights in the Consumer Staples, Consumer Discretionary and Technology sectors. In the Consumer Staples sector, the market reacted positively to Safeway being acquired by a private equity firm and the steady and growing cash generating characteristics of CVS Health; and the announcements by Office Depot (Consumer Discretionary) that it is achieving higher than consensus earnings and is exploring a merger with Staples. In the Technology sector, the market reacted positively to Skyworks Solutions' growing earnings and cash flow, due in part to its increased chip content on the new iPhones.

Underweights in the Financial Services and Utilities sectors detracted from Fund performance as these sectors benefited from the decline in interest rates. With interest rates expected to rise and securities in the Utilities sector selling at record P/E's, we anticipate these underweights could benefit the Fund in 2015. Our lagging investments in 2014 included KBR, Elizabeth Arden and Express. We continue to hold KBR, whose new CEO has announced a major restructuring that we believe could benefit shareholders, and Express. Elizabeth Arden was eliminated as our investment thesis for the company changed.

Surprisingly, interest rates fell in 2014, making equities among the strongest investment alternatives. Due to the massive liquidity provided by the U.S. Federal Reserve (Fed), investors appeared to have largely ignored negative news, including a European economy that is close to deflationary levels, slowing economic conditions in China and Japan, and turmoil in Russia. We believe these factors could be headwinds for U.S. growth in 2015.

We think the Fed is likely to raise rates sometime during 2015; however, we also think the effects could be muted by the extraordinarily low rates abroad. Historically, the record is mixed as to how equities have performed when the Fed has tightened monetary policy, but we anticipate growth in earnings to be the primary driver of the equity market in 2015. Nonetheless, we still foresee an increase in market volatility to accompany a rise in interest rates. Generally, a more volatile environment favors higher-quality companies with strong cash flow and also increases the importance of stock picking—a key attribute of our investment style.

While in our view the market is overdue for a significant correction, major market declines rarely occur unless the economy is heading into a recession or a major macro event shocks the system. In our opinion, a domestic recession seems unlikely at this point; however, an unforeseen event (i.e., a fallout from the decline in oil prices) is hard to predict.

Despite the fact that midcap equities are not as cheap as they were several years ago, we continue to identify quality companies with strong balance sheets and robust free cash flow generation selling at significant discounts to intrinsic value.1 With the domestic economy accelerating, earnings and cash flow should continue to improve during 2015, providing a solid background for companies in the Fund. We anticipate M&A activity will accelerate due to the availability of inexpensive financing, excess cash on balance sheets, and shareholder activism. Our holdings often benefit from event-driven activity. We continue to position the Fund for stronger domestic growth, as it appears to us that foreign growth is slowing and the U.S. economy has decoupled from the rest of the world.

Sincerely,

MICHAEL C. GREENE
PORTFOLIO MANAGER

1Intrinsic value reflects the team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

1

Mid Cap Intrinsic Value Portfolio (Unaudited)

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	16.3%
Consumer Staples	3.5
Energy	7.1
Financial Services	17.6
Health Care	4.7
Materials & Processing	6.1
Producer Durables	17.4
Technology	16.6
Utilities	8.7
Short-Term Investments	2.0
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2014
	Date	1 Year	5 Years	10 Years	Life of Fund
Mid Cap Intrinsic Value Portfolio Class I	08/22/2001	13.84%	16.29%	8.06%	9.14%
Mid Cap Intrinsic Value Portfolio Class S2	04/29/2005	13.56%	16.05%	7.85%	8.98%
Russell Midcap® Value Index[1,3]		14.75%	17.43%	9.43%	10.52%
Russell Midcap® Index[1,3]		13.22%	17.19%	9.56%	10.08%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 1.04% and 1.29% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.25% for Class S shares after expense reimbursements and/or fee waivers. The expense ratios for fiscal year 2014 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart above). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is August 22, 2001, the inception date of the oldest share class.

2  Performance shown prior to April 29, 2005 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The Russell Midcap® Value Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap value segment of the U.S. equity market. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity market, and includes approximately 800 of the smallest securities in the Russell 1000® Index (which measures the performance of the 1,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that investors cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other mutual funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios (the "Funds") are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2015 Neuberger Berman Management LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2014 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/14

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID CAP INTRINSIC VALUE PORTFOLIO

Actual	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During the Period* 7/1/14 – 12/31/14	Expense Ratio
Class I	$1,000.00	$1,048.10	$5.32	1.03%
Class S	$1,000.00	$1,046.40	$6.45	1.25%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,020.01	$5.24	1.03%
Class S	$1,000.00	$1,018.90	$6.36	1.25%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

4

Schedule of Investments Mid Cap Intrinsic Value Portfolio 12/31/14

NUMBER OF SHARES		VALUE†
Common Stocks (99.4%)
Aerospace & Defense (5.6%)
33,350	General Dynamics Corp.	$4,589,627
95,600	Spirit AeroSystems Holdings, Inc. Class A	4,114,624	*
		8,704,251
Auto Components (1.5%)
16,500	Lear Corp.	1,618,320
7,300	TRW Automotive Holdings Corp.	750,805	*
		2,369,125
Banks (8.2%)
96,900	BankUnited, Inc.	2,807,193
52,800	BB&T Corp.	2,053,392
65,400	Comerica, Inc.	3,063,336
225,800	Huntington Bancshares, Inc.	2,375,416
19,400	M&T Bank Corp.	2,437,028
		12,736,365
Building Products (1.4%)
59,000	Owens Corning	2,112,790
Capital Markets (2.0%)
40,400	State Street Corp.	3,171,400
Chemicals (3.0%)
38,700	Ashland, Inc.	4,634,712
Commercial Services & Supplies (7.6%)
153,300	ADT Corp.	5,554,059
168,700	Covanta Holding Corp.	3,713,087
58,800	Tyco International PLC	2,578,968
		11,846,114
Construction & Engineering (1.3%)
119,500	KBR, Inc.	2,025,525
Containers & Packaging (1.1%)
32,100	Avery Dennison Corp.	1,665,348
Electric Utilities (2.3%)
54,200	Edison International	3,549,016
Electrical Equipment (1.0%)
20,800	Regal-Beloit Corp.	1,564,160
NUMBER OF SHARES		VALUE†
Electronic Equipment, Instruments & Components (2.1%)
294,300	Flextronics International Ltd.	$3,290,274	*
Energy Equipment & Services (1.5%)
46,500	Cameron International Corp.	2,322,675	*
Food & Staples Retailing (3.5%)
42,100	CVS Health Corp.	4,054,651
39,450	Safeway, Inc.	1,385,484
		5,440,135
Health Care Equipment & Supplies (2.1%)
28,200	Zimmer Holdings, Inc.	3,198,444
Health Care Providers & Services (2.7%)
21,400	Cardinal Health, Inc.	1,727,622
33,700	Omnicare, Inc.	2,457,741
		4,185,363
Hotels, Restaurants & Leisure (2.5%)
66,100	Darden Restaurants, Inc.	3,875,443
Independent Power and Renewable Electricity Producers (2.1%)
241,300	AES Corp.	3,322,701
IT Services (6.6%)
80,300	Amdocs Ltd.	3,746,396
81,600	Teradata Corp.	3,564,288	*
160,300	Western Union Co.	2,870,973
		10,181,657
Machinery (2.9%)
81,200	Harsco Corp.	1,533,868
22,900	Valmont Industries, Inc.	2,908,300
		4,442,168
Multi-Utilities (3.4%)
114,000	CenterPoint Energy, Inc.	2,671,020
30,400	DTE Energy Co.	2,625,648
		5,296,668
Multiline Retail (2.2%)
56,200	Kohl's Corp.	3,430,448

See Notes to Schedule of Investments

5

NUMBER OF SHARES		VALUE†
Oil, Gas & Consumable Fuels (5.7%)
90,300	Cabot Oil & Gas Corp.	$2,673,783
56,100	Devon Energy Corp.	3,433,881
28,638	Energy Transfer Partners L.P.	1,861,470
33,400	Southwestern Energy Co.	911,486	*
		8,880,620
Real Estate Investment Trusts (5.7%)
119,577	Corrections Corporation of America	4,345,428
136,900	Starwood Property Trust, Inc.	3,181,556
53,340	Starwood Waypoint Residential Trust	1,406,576
		8,933,560
Road & Rail (2.7%)
167,200	Hertz Global Holdings, Inc.	4,169,968	*
Semiconductors & Semiconductor Equipment (4.0%)
86,000	Skyworks Solutions, Inc.	6,253,060
Software (6.0%)
107,100	Cadence Design Systems, Inc.	2,031,687	*
42,700	Check Point Software Technologies Ltd.	3,354,939	*
272,200	Nuance Communications, Inc.	3,884,294	*
		9,270,920
Specialty Retail (7.7%)
62,000	Best Buy Co., Inc.	2,416,760
151,200	Express, Inc.	2,221,128	*
605,400	Office Depot, Inc.	5,191,305	*
76,700	Select Comfort Corp.	2,073,201	*
		11,902,394
Wireless Telecommunication Services (1.0%)
62,000	Telephone & Data Systems, Inc.	1,565,500
	Total Common Stocks (Cost $115,692,605)	154,340,804
Short-Term Investments (2.0%)
3,090,706	State Street Institutional Liquid Reserves Fund Premier Class (Cost $3,090,706)	3,090,706
	Total Investments (101.4%) (Cost $118,783,311)	157,431,510	##
	Liabilities, less cash, receivables and other assets [(1.4%)]	(2,133,131)
	Total Net Assets (100.0%)	$155,298,379

See Notes to Schedule of Investments

6

Notes to Schedule of Investments Mid Cap Intrinsic Value
Portfolio

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

See Notes to Financial Statements

7

Notes to Schedule of Investments Mid Cap Intrinsic Value
Portfolio (cont'd)

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2014:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$154,340,804	$—	$—	$154,340,804
Short-Term Investments	—	3,090,706	—	3,090,706
Total Investments	$154,340,804	$3,090,706	$—	$157,431,510

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended December 31, 2014, the Fund had no transfers between Levels 1, 2 or 3 based on the beginning of period market values as of December 31, 2013.

##  At December 31, 2014, the cost of investments for U.S. federal income tax purposes was $118,747,876. Gross unrealized appreciation of investments was $41,891,446 and gross unrealized depreciation of investments was $3,207,812, resulting in net unrealized appreciation of $38,683,634, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

8

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

MID CAP INTRINSIC VALUE PORTFOLIO
December 31, 2014
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$157,431,510
Dividends and interest receivable	346,694
Receivable for Fund shares sold	108,202
Prepaid expenses and other assets	1,463
Total Assets	157,887,869
Liabilities
Payable for securities purchased	363,329
Payable for Fund shares redeemed	2,038,319
Payable to investment manager (Note B)	73,497
Payable to administrator—net (Note B)	49,609
Accrued expenses and other payables	64,736
Total Liabilities	2,589,490
Net Assets	$155,298,379
Net Assets consist of:
Paid-in capital	$125,342,066
Undistributed net investment income (loss)	1,678,672
Accumulated net realized gains (losses) on investments	(10,370,558)
Net unrealized appreciation (depreciation) in value of investments	38,648,199
Net Assets	$155,298,379
Net Assets
Class I	$92,417,617
Class S	62,880,762
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	5,171,991
Class S	3,151,327
Net Asset Value, offering and redemption price per share
Class I	$17.87
Class S	19.95
*Cost of Investments	$118,783,311

See Notes to Financial Statements

9

Statement of Operations

Neuberger Berman Advisers Management Trust

MID CAP INTRINSIC VALUE PORTFOLIO
For the Year Ended December 31, 2014
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$3,321,263
Interest income—unaffiliated issuers	2,590
Total income	$3,323,853
Expenses:
Investment management fees (Note B)	824,560
Administration fees (Note B):
Class I	260,992
Class S	188,768
Distribution fees (Note B):
Class S	157,307
Audit fees	45,335
Custodian and accounting fees	62,624
Insurance expense	4,694
Legal fees	78,681
Shareholder reports	19,050
Trustees' fees and expenses	35,906
Miscellaneous	9,009
Total expenses	1,686,926
Expenses reimbursed by Management (Note B)	(12,553)
Total net expenses	1,674,373
Net investment income (loss)	$1,649,480
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers (Note A)	13,599,746
Net increase from payments by affiliates (Note B)	8,995
Change in net unrealized appreciation (depreciation) in value of (Note A):
Unaffiliated investment securities	3,910,640
Net gain (loss) on investments	17,519,381
Net increase (decrease) in net assets resulting from operations	$19,168,861

See Notes to Financial Statements

10

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	MID CAP INTRINSIC VALUE PORTFOLIO
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$1,649,480	$1,450,751
Net realized gain (loss) on investments (Note A)	13,599,746	15,936,620
Net increase from payments by affiliates (Note B)	8,995	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	3,910,640	24,718,127
Net increase (decrease) in net assets resulting from operations	19,168,861	42,105,498
Distributions to Shareholders From (Note A):
Net investment income:
Class I	(943,550)	(907,815)
Class S	(433,186)	(537,739)
Net realized gain on investments:
Class I	(2,499,406)	—
Class S	(1,585,058)	—
Total distributions to shareholders	(5,461,200)	(1,445,554)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	20,393,916	15,148,369
Class S	10,109,605	8,686,977
Proceeds from reinvestment of dividends and distributions:
Class I	3,442,956	907,815
Class S	2,018,244	537,739
Payments for shares redeemed:
Class I	(23,329,924)	(22,644,266)
Class S	(17,628,105)	(18,198,542)
Net increase (decrease) from Fund share transactions	(4,993,308)	(15,561,908)
Net Increase (Decrease) in Net Assets	8,714,353	25,098,036
Net Assets:
Beginning of year	146,584,026	121,485,990
End of year	$155,298,379	$146,584,026
Undistributed net investment income (loss) at end of year	$1,678,672	$1,450,497

See Notes to Financial Statements

11

Notes to Financial Statements Mid Cap Intrinsic Value
Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eleven separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2014 was $106.

5  Income tax information: Each Series is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes

12

substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2014, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2014, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of prior year accumulated balance adjustments and non-taxable distributions from underlying investments. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2014, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(117)	$(44,569)	$44,686

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$1,376,736	$1,445,554	$4,084,464	$—	$5,461,200	$1,445,554

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$1,678,527	$3,519,106	$38,683,634	$(13,924,954)	$—	$29,956,313

The differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, partnership basis adjustments and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As

13

determined at December 31, 2014, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in: 2017
$13,924,954

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2014, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended December 31, 2014, the Fund utilized capital loss carryforwards of $10,106,781.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all real estate investment trust ("REIT") distributions and other income it receives, less operating expenses. The distributions the Fund receives from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At December 31, 2014, the Fund estimated these amounts within the financial statements because the information is not available from the REITs until after the Fund's fiscal year-end. For the year ended December 31, 2014, the character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099-DIV.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information

14

regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2014, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses and transaction costs, if any; and, consequently, net expenses may exceed the contractual expense limitations) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. Each respective class has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its contractual expense limitation in place at the time the fees and

15

expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2014, there was no repayment to Management under its contractual expense limitation. At December 31, 2014, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2012	2013	2014
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2015	2016	2017
Class I	1.50%	12/31/17	$—	$—	$—
Class S	1.25%	12/31/20	36,201	19,254	12,553

(1)  Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

On June 3, 2014, Management made a voluntary contribution of $8,995 to the Fund in connection with a payment matter related to the Fund's investment in a State Street money market fund.

Note C—Securities Transactions:

During the year ended December 31, 2014, there were purchase and sale transactions (excluding short-term securities) of $44,262,131 and $49,981,449, respectively.

During the year ended December 31, 2014, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2014 and December 31, 2013 was as follows:

For the Year Ended December 31, 2014

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	1,180,610	218,047	(1,362,129)	36,528
Class S	534,158	114,413	(928,718)	(280,147)

For the Year Ended December 31, 2013

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	1,039,121	58,531	(1,583,009)	(485,357)
Class S	537,511	31,191	(1,122,710)	(554,008)
16

Note E—Lines of Credit:

At December 31, 2014, the Fund was a participant in a single committed, unsecured $300,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum on the unused portion of the available line of credit is charged, of which each participating fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2014. During the year ended December 31, 2014, the Fund did not utilize this line of credit.

At December 31, 2014, the Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a fund requests a loan. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2014. During the year ended December 31, 2014, the Fund did not utilize this line of credit.

In January 2015, a new syndicated committed, unsecured $700,000,000 line of credit, to be used only for temporary or emergency purposes, replaced the lines of credit with State Street noted above. Because several mutual funds participate in this line of credit, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time.

17

Financial Highlights

Mid Cap Intrinsic Value Portfolio

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00)% per share are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$16.38	$12.09	$14.26	$15.36	$12.26
Income From Investment Operations:
Net Investment Income (Loss)‡	0.20	0.17	0.18	0.06	0.07
Net Gains or Losses on Securities (both realized and unrealized)	1.98	4.30	1.94	(1.06)	3.13
Total From Investment Operations	2.18	4.47	2.12	(1.00)	3.20
Less Distributions From:
Net Investment Income	(0.19)	(0.18)	(0.10)	(0.10)	(0.10)
Net Capital Gains	(0.50)	—	(4.19)	—	—
Total Distributions	(0.69)	(0.18)	(4.29)	(0.10)	(0.10)
Voluntary Contribution from Management	0.00	—	—	—	—
Net Asset Value, End of Year	$17.87	$16.38	$12.09	$14.26	$15.36
Total Return††	13.84%@	37.05%@	15.53%	(6.50)%	26.18%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$92.4	$84.1	$68.0	$70.0	$134.6
Ratio of Gross Expenses to Average Net Assets#	1.02%	1.03%	1.07%	1.07%	1.06%
Ratio of Net Expenses to Average Net Assets§	1.02%	1.03%	1.07%	1.07%	1.06%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.20%	1.16%	1.27%	0.42%	0.54%
Portfolio Turnover Rate	30%	35%	29%	95%	39%

See Notes to Financial Highlights

18

Financial Highlights (cont'd)

Class S
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$18.20	$13.43	$15.41	$16.59	$13.21
Income From Investment Operations:
Net Investment Income (Loss)‡	0.18	0.15	0.17	0.05	0.04
Net Gains or Losses on Securities (both realized and unrealized)	2.21	4.77	2.10	(1.16)	3.39
Total From Investment Operations	2.39	4.92	2.27	(1.11)	3.43
Less Distributions From:
Net Investment Income	(0.14)	(0.15)	(0.06)	(0.07)	(0.05)
Net Capital Gains	(0.50)	—	(4.19)	—	—
Total Distributions	(0.64)	(0.15)	(4.25)	(0.07)	(0.05)
Voluntary Contribution from Management	0.00	—	—	—	—
Net Asset Value, End of Year	$19.95	$18.20	$13.43	$15.41	$16.59
Total Return††	13.56%@	36.71%@	15.37%	(6.70)%	25.99%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$62.9	$62.5	$53.5	$55.2	$62.5
Ratio of Gross Expenses to Average Net Assets	1.27%	1.28%	1.32%	1.32%	1.30%
Ratio of Net Expenses to Average Net Assets§	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.97%	0.95%	1.09%	0.32%	0.30%
Portfolio Turnover Rate	30%	35%	29%	95%	39%

See Notes to Financial Highlights

19

Notes to Financial Highlights Mid Cap Intrinsic Value
Portfolio

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies or other qualified pension or retirement plan, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2014.

@  The class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2014. Had the Fund not received class action proceeds in 2013, total return based on per share NAV for the year ended December 31, 2013 would have been 36.88% and 36.56% for Class I and Class S, respectively.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Mid Cap Intrinsic Value Portfolio

We have audited the accompanying statement of assets and liabilities of Mid Cap Intrinsic Value Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Intrinsic Value Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 10, 2015

21

Trustee and Officer Information

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Fund's Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	60	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	60

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

22

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	60

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	60

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	60

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	60

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	60

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	60	None.
24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, Neuberger Berman Fixed Income, LLC ("NBFI"), since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

60

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	60	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

26

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002

General Counsel and Senior Vice President, Management, since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger, since 2014; Employee, Management, since 2003; formerly, Vice President, Neuberger, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Vice President since 2008

Managing Director, Neuberger, since 2014; Vice President, Management, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger, 2006 to 2014; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since 2003

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger, since 2007; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008

Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director, NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

28

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Notice to Shareholders

100.00% of the dividends earned during the fiscal year ended December 31, 2014 qualify for the dividends received deduction for corporate shareholders.

The Fund designates $4,084,464 as a capital gain distribution.

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of the Trust, including the Trustees who are not "interested persons" of Management (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the Management and Sub-Advisory Agreements ("Agreements") with respect to the Fund. Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 6-7, 2014, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Board and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; and compliance, shareholder and other services provided by Management and its affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their

29

deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the investment performance of the Fund compared to an appropriate market index and a peer group of investment companies; (3) the costs of the services provided as compared to a peer group of investment companies and the profit or loss realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of the Fund's shareholders.

The Board factored into its evaluation of the Fund's fees and performance a consideration of the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in the peer groups. The Board considered two separate peer groups, one composed of proprietary funds that are operated by insurance companies, and the other composed of non-proprietary funds operated for insurance company investors by independent investment managers.

While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and Neuberger, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management or Neuberger used brokers to execute Fund transactions that provide research and other services to Management or Neuberger and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management and Neuberger, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and Neuberger in response to recent market conditions, including actions taken in response to regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management and Neuberger in this context.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance both on an absolute basis and relative to an appropriate market index (or benchmark) and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager. The Board considered that as compared to the proprietary peer group, the Fund's performance for its Class I shares was higher than the median for the 1 and 5-year periods, and lower than the median for the 3 and 10-year periods. As compared to the non-proprietary peer group, the

30

Fund's performance for its Class I shares was the same as the median for the 10-year period, higher than the median for the 1 and 5-year periods and lower than the median for the 3-year period. The Board considered that the Fund's performance for its Class I shares was lower than its benchmarks for the 3 and 10-year periods, higher than one of its benchmarks and lower than one of its benchmarks for the 5-year period, and higher than its benchmarks for the 1 year period. The Board discussed with Management the Fund's performance and steps that Management was pursuing to improve performance. The Board also considered Management's responsiveness with respect to the Fund's underperformance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding the Fund's performance.

With respect to the overall fairness of the Agreements, the Board decided to consider the fee structure for the Fund under the Agreements as compared to the non-proprietary peer group because it concluded that the proprietary funds are constructed on a different business model that the adviser cannot replicate. The Board also considered any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund, and profitability broken out between the investment management and administrative portions of the services provided, and year-over-year changes in each of Management's reported expense categories.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to the non-proprietary peer group. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and overall expense ratios of the peer group. In addition, the Board considered the contractual limit on expenses of the Fund. Noting that the Fund's contractual management fee and actual management fee net of fees waived by Management were higher than the peer group mean and median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the management fee. The Board also noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

The Board also considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and any such funds and/or separate accounts, including any breakpoints, and determined that any differences in fees and fee structures were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on its review, concluded that Management's reported level of profitability was reasonable.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided;

31

and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

32

Neuberger Berman
Advisers Management Trust

Short Duration Bond Portfolio

I Class Shares

Annual Report

December 31, 2014

B1011 02/15

Short Duration Bond Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio (the "Fund") Class I generated a 0.61% total return for the 12 months ended December 31, 2014, underperforming its benchmark, the Barclays 1-3 Year U.S. Government/Credit Index, which returned 0.77% for the same period.

When the year began, the overwhelming consensus was that U.S. interest rates would move higher amid a backdrop of improving economic growth. After stumbling early in the year, the economy quickly regained its footing. However, intermediate- and longer-term yields declined in 2014. This was triggered by a number of factors, including benign inflation, moderating growth overseas, geopolitical issues and overall strong demand. In addition, the U.S. Federal Reserve (Fed) vowed to take a measured approach in terms of rates. The yield curve flattened during the reporting period, as the yield on the two-year Treasury rose almost 30 basis points (bps), whereas the 10-year Treasury yield fell almost 90 bps. Most spread sectors generated positive returns during the period. The best absolute performers were longer-term government/credit and longer-term corporate securities, both of which posted double-digit returns. In contrast, Treasury Inflation-Protected Securities and local emerging markets debt were relative underperformers.

During the reporting period, the Fund's underweight to agency securities detracted from results as these securities outperformed the benchmark. The Fund's underweight to non-corporate credit, which includes foreign sovereigns, was also a drag on performance during the 12-month period. On the upside, the Fund's allocations to commercial mortgage-backed securities (CMBS), non-agency mortgage-backed securities (MBS), consumer asset-backed securities (ABS) and corporate credit (mostly financials) contributed to performance.

The Fund maintained its overall positioning during the reporting period, with an overweight to the spread sectors and an underweight to Treasuries. However, several adjustments were made to the Fund, including reducing its Treasury exposure and increasing its allocations to CMBS and consumer ABS. We also actively participated in the investment grade corporate bond new issuance market and sold certain positions that we believed were fully valued and where we felt there were potential event risks. Overall, the Fund's allocation to investment grade corporate bonds slightly declined during the year.

Despite our anticipation of continued growth in the U.S., economic issues overseas and sharply falling oil prices may give the Fed additional flexibility in terms of the timing of its first interest rate hike. In our view, the first rate hike will occur in either the second half of 2015 or the first quarter of 2016. As such, we believe the federal funds rate could be 0% to 0.25% to 0.75% by the end of 2015. If particular sectors of the bond market appear relatively underpriced, we may increase the Fund's exposure in those sectors and decrease exposure in other sectors. As such, we plan to continue with our current strategy of overweighting the spread sectors, as we feel it is appropriate in our attempt to achieve results that are consistent with client objectives.

Sincerely,

THOMAS SONTAG, MICHAEL J. FOSTER AND RICHARD GRAU
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report, and are subject to change without notice.

1

Short Duration Bond Portfolio (Unaudited)

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	22.3%
Corporate Debt Securities	36.2
Mortgage-Backed Securities	36.5
U.S. Treasury Securities	4.4
Short-Term Investments	0.4
Cash, receivables and other assets, less liabilities	0.2
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return
	Inception	Ended 12/31/2014
	Date	1 Year	5 Years	10 Years	Life of Fund
Short Duration Bond Portfolio Class I	09/10/1984	0.61%	2.26%	1.97%	5.18%
Barclays 1-3 Year U.S. Government/ Credit Index[1,2]		0.77%	1.41%	2.85%	5.80%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended December 31, 2014, the 30-day SEC yield was 0.51% for Class I shares.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2013 was 0.80% for Class I shares (before expense reimbursements and/or fee waivers, if any). The expense ratios for fiscal year 2014 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes

1 The date used to calculate Life of Fund performance for the index is September 10, 1984, the Fund's commencement of operations.

2 The Barclays 1-3 Year U.S. Government/Credit Index is the 1-3 year component of the Barclays U.S. Government/Credit Index. The Barclays U.S. Government/Credit Index is the non-securitized component of the Barclays U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt) and investment-grade corporate securities. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that investors cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios (the "Funds") are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2015 Neuberger Berman Management LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2014 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/14

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SHORT DURATION BOND PORTFOLIO

Actual	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During the Period* 7/1/14 – 12/31/14
Class I	$1,000.00	$1,000.50	$4.24
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,020.97	$4.28

* Expenses are equal to the annualized expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

4

Schedule of Investments Short Duration Bond Portfolio 12/31/14

PRINCIPAL AMOUNT		VALUE†
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (4.4%)
$1,675,000	U.S. Treasury Notes, 0.38%, due 10/31/16	$1,667,672
6,500,000	U.S. Treasury Notes, 0.63%, due 12/31/16	6,493,396
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $8,166,174)	8,161,068
Mortgage-Backed Securities (36.5%)
Adjustable Mixed Balance (1.8%)
2,080,477	Countrywide Home Loan Mortgage Pass-Through Trust, Ser. 2006-HYB5, Class 2A1, 2.36%, due 9/20/36	1,803,959	µ
322,524	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.28%, due 6/19/34	312,199	µ
1,262,040	Merrill Lynch Mortgage Investors Trust, Ser. 2005-A1, Class 2A1, 2.52%, due 12/25/34	1,247,762	µ
		3,363,920
Collateralized Mortgage Obligations (0.4%)
656,453	Fannie Mae Grantor Trust, Ser. 2003-T4, Class 1A, 0.39%, due 9/26/33	650,378	µ
Commercial Mortgage-Backed (22.7%)
1,401,981	Banc of America Commercial Mortgage, Inc., Ser. 2005-2, Class A5, 4.86%, due 7/10/43	1,407,544
1,843,502	Citigroup Commercial Mortgage Trust, Ser. 2013-GC15, Class A1, 1.38%, due 9/10/46	1,843,884
46,863	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2006-CD2, Class AAB, 5.33%, due 1/15/46	46,886	µ
5,120,719	Commercial Mortgage Pass-Through Certificates, Ser. 2014-LC15, Class A1, 1.26%, due 4/10/47	5,086,544
1,164,025	Commercial Mortgage Pass-Through Certificates, Ser. 2014-CR16, Class A1, 1.45%, due 4/10/47	1,159,340
1,947,517	Commercial Mortgage Pass-Through Certificates, Ser. 2014-UBS3, Class A1, 1.40%, due 6/10/47	1,931,255
2,338,237	Commercial Mortgage Pass-Through Certificates, Ser. 2014-UBS4, Class A1, 1.31%, due 8/10/47	2,328,627
1,875,685	Credit Suisse Commercial Mortgage Trust, Ser. 2006-C3, Class A3, 5.81%, due 6/15/38	1,959,888	µ
1,375,000	Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Ser. 2007-GG9, Class A4, 5.44%, due 3/10/39	1,466,491
2,300,000	GS Mortgage Securities Trust, Ser. 2006-GG6, Class A4, 5.55%, due 4/10/38	2,360,143
4,205,212	GS Mortgage Securities Trust, Ser. 2014-GC18, Class A1, 1.30%, due 1/10/47	4,190,035
1,993,662	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB14, Class A4, 5.48%, due 12/12/44	2,038,314
3,760,033	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2013-C10, Class A1, 1.39%, due 7/15/46	3,776,969
819,914	Morgan Stanley Capital I Trust, Ser. 2011-C1, Class A1, 2.60%, due 9/15/47	824,559	ñ
3,279,102	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C20, Class A7, 5.12%, due 7/15/42	3,306,318
3,316,264	Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C23, Class A4, 5.42%, due 1/15/45	3,401,900
686,692	WF-RBS Commercial Mortgage Trust, Ser. 2011-C2, Class A1, 2.50%, due 2/15/44	690,531	ñ
3,975,660	WF-RBS Commercial Mortgage Trust, Ser. 2014-C21, Class A1, 1.41%, due 8/15/47	3,970,022
		41,789,250
Mortgage-Backed Non-Agency (1.8%)
648,834	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	686,355	ñ
2,134,298	GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	2,280,751	ñ
386,447	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	411,123	ñ
		3,378,229

See Notes to Schedule of Investments

5

PRINCIPAL AMOUNT		VALUE†
Fannie Mae (5.3%)
$2,239,230	Pass-Through Certificates, 3.50%, due 10/1/25	$2,367,267
3,868,245	Pass-Through Certificates, 3.00%, due 9/1/27	4,029,985
3,150,192	Pass-Through Certificates, 4.50%, due 5/1/41	3,423,717
		9,820,969
Freddie Mac (4.5%)
7,004	Pass-Through Certificates, 10.00%, due 4/1/20	7,035
2,271,741	Pass-Through Certificates, 3.50%, due 5/1/26	2,401,189
3,072,241	Pass-Through Certificates, 3.00%, due 1/1/27	3,195,865
2,474,848	Pass-Through Certificates, 4.50%, due 11/1/39	2,682,636
		8,286,725
	Total Mortgage-Backed Securities (Cost $68,278,471)	67,289,471
Corporate Debt Securities (36.2%)
Aerospace & Defense (0.1%)
220,000	L-3 Communications Corp., Guaranteed Notes, 1.50%, due 5/28/17	217,917
Auto Manufacturers (2.7%)
1,900,000	American Honda Finance Corp., Senior Unsecured Notes, 1.00%, due 8/11/15	1,907,258	ñ
1,405,000	Harley-Davidson Financial Services, Inc., Guaranteed Notes, 1.15%, due 9/15/15	1,408,987	ñ
1,005,000	Hyundai Capital America, Senior Unsecured Notes, 1.45%, due 2/6/17	1,001,547	ñ
750,000	Volkswagen Group of America Finance LLC, Guaranteed Notes, 1.25%, due 5/23/17	746,357	ñ
		5,064,149
Banks (13.9%)
980,000	American Express Centurion Bank, Senior Unsecured Notes, 0.88%, due 11/13/15	981,491
1,110,000	Bank of America Corp., Senior Unsecured Medium-Term Notes, 3.63%, due 3/17/16	1,141,399
3,325,000	Citigroup, Inc., Senior Unsecured Notes, 1.35%, due 3/10/17	3,309,509
2,175,000	Deutsche Bank AG London, Senior Unsecured Notes, 1.35%, due 5/30/17	2,157,476
1,280,000	Goldman Sachs Group, Inc., Senior Unsecured Medium-Term Notes, 1.60%, due 11/23/15	1,286,881
6,390,000	JPMorgan Chase & Co., Senior Unsecured Medium-Term Notes, 1.35%, due 2/15/17	6,390,217
785,000	Mizuho Bank Ltd., Guaranteed Notes, 1.30%, due 4/16/17	777,829	ñ
480,000	Morgan Stanley, Senior Unsecured Notes, 1.75%, due 2/25/16	482,689
1,445,000	Sumitomo Mitsui Banking Corp., Guaranteed Notes, 0.90%, due 1/18/16	1,443,951
4,875,000	Wells Fargo & Co., Senior Unsecured Notes, 1.50%, due 7/1/15	4,901,549
2,780,000	Westpac Banking Corp., Senior Unsecured Notes, 1.13%, due 9/25/15	2,794,923
		25,667,914
Beverages (0.5%)
280,000	Heineken NV, Senior Unsecured Notes, 0.80%, due 10/1/15	280,345	ñ
640,000	Suntory Holdings Ltd., Senior Unsecured Notes, 1.65%, due 9/29/17	638,111	ñ
		918,456
Commercial Services (0.2%)
305,000	ERAC USA Finance LLC, Guaranteed Notes, 1.40%, due 4/15/16	305,777	ñ
Computers (0.7%)
1,300,000	Hewlett-Packard Co., Senior Unsecured Notes, 2.20%, due 12/1/15	1,313,018

See Notes to Schedule of Investments

6

PRINCIPAL AMOUNT		VALUE†
Diversified Financial Services (3.3%)
$1,510,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 4.25%, due 2/3/17	$1,585,689
2,145,000	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, 1.00%, due 1/8/16	2,153,149
1,890,000	General Electric Capital Corp., Senior Unsecured Global Medium-Term Notes, 1.50%, due 7/12/16	1,909,994
425,000	Synchrony Financial, Senior Unsecured Notes, 1.88%, due 8/15/17	425,854
		6,074,686
Electric (0.5%)
895,000	Electricite de France SA, Senior Unsecured Notes, 1.15%, due 1/20/17	894,492	ñ
Electronics (0.5%)
1,000,000	Thermo Fisher Scientific, Inc., Senior Unsecured Notes, 1.30%, due 2/1/17	994,456
Food (0.8%)
660,000	Kraft Foods Group, Inc., Senior Unsecured Notes, 1.63%, due 6/4/15	662,855
765,000	WM Wrigley Jr. Co., Senior Unsecured Notes, 1.40%, due 10/21/16	765,833	ñ
		1,428,688
Healthcare—Products (0.8%)
245,000	Becton Dickinson & Co., Senior Unsecured Notes, 1.80%, due 12/15/17	245,922
475,000	CareFusion Corp., Senior Unsecured Notes, 1.45%, due 5/15/17	471,811
780,000	Medtronic, Inc., Senior Unsecured Notes, 1.50%, due 3/15/18	776,337	ñ
		1,494,070
Healthcare—Services (0.3%)
475,000	Ventas Realty LP, Guaranteed Notes, 1.25%, due 4/17/17	470,743
Home Furnishings (0.3%)
615,000	Whirlpool Corp., Senior Unsecured Notes, 1.35%, due 3/1/17	613,347
Internet (0.7%)
1,310,000	Amazon.com, Inc., Senior Unsecured Notes, 0.65%, due 11/27/15	1,309,273
Machinery Diversified (0.5%)
900,000	John Deere Capital Corp., Senior Unsecured Notes, 0.88%, due 4/17/15	901,161
Media (2.8%)
2,325,000	NBCUniversal Enterprise, Inc., Guaranteed Notes, 0.77%, due 4/15/16	2,329,197	ñµ
350,000	Thomson Reuters Corp., Senior Unsecured Notes, 1.30%, due 2/23/17	348,185
415,000	Thomson Reuters Corp., Senior Unsecured Notes, 1.65%, due 9/29/17	412,487
1,940,000	Time Warner, Inc., Guaranteed Notes, 5.88%, due 11/15/16	2,103,462
		5,193,331
Mining (0.2%)
410,000	Freeport-McMoRan, Inc., Guaranteed Notes, 2.30%, due 11/14/17	410,523
Oil & Gas (0.6%)
500,000	CNOOC Finance 2013 Ltd., Guaranteed Notes, 1.13%, due 5/9/16	498,333
615,000	Marathon Oil Corp., Senior Unsecured Notes, 0.90%, due 11/1/15	613,284
		1,111,617

See Notes to Schedule of Investments

7

PRINCIPAL AMOUNT		VALUE†
Pharmaceuticals (3.6%)
$1,430,000	Bayer Corp., Guaranteed Notes, 7.13%, due 10/1/15	$1,494,685	ñ
795,000	Bayer US Finance LLC, Guaranteed Notes, 1.50%, due 10/6/17	795,568	ñ
1,555,000	Express Scripts Holding Co., Guaranteed Notes, 2.10%, due 2/12/15	1,556,906
540,000	McKesson Corp., Senior Unsecured Notes, 1.29%, due 3/10/17	537,423
2,250,000	Novartis Capital Corp., Guaranteed Notes, 2.90%, due 4/24/15	2,267,455
		6,652,037
Pipelines (1.3%)
815,000	Enterprise Products Operating LLC, Guaranteed Notes, 1.25%, due 8/13/15	817,230
610,000	Kinder Morgan, Inc., Guaranteed Notes, 2.00%, due 12/1/17	606,272
875,000	TransCanada PipeLines Ltd., Senior Unsecured Notes, 0.88%, due 3/2/15	875,462
		2,298,964
Real Estate (0.4%)
640,000	WEA Finance LLC/Westfield UK & Europe Finance PLC, Guaranteed Notes, 1.75%, due 9/15/17	636,600	ñ
Retail (0.2%)
305,000	Walgreens Boots Alliance, Inc., Guaranteed Notes, 1.75%, due 11/17/17	305,778
Telecommunications (1.3%)
1,120,000	British Telecommunications PLC, Senior Unsecured Notes, 1.25%, due 2/14/17	1,114,486
1,313,000	Verizon Communications, Inc., Senior Unsecured Notes, 2.50%, due 9/15/16	1,342,468
		2,456,954
	Total Corporate Debt Securities (Cost $66,473,527)	66,733,951
Asset-Backed Securities (22.3%)
4,890,000	Ally Auto Receivables Trust, Ser. 2014-2, Class A3, 1.25%, due 4/15/19	4,883,971
6,825,000	American Express Credit Account Master Trust, Ser. 2012-4, Class A, 0.40%, due 5/15/20	6,812,169	µ
2,125,000	Bank of America Credit Card Trust, Ser. 2014-A2, Class A, 0.43%, due 9/16/19	2,121,107	µ
4,797,000	Capital One Multi-Asset Execution Trust, Ser. 2007-A2, Class A2, 0.24%, due 12/16/19	4,769,288	µ
2,890,000	Carmax Auto Owner Trust, Ser. 2014-1, Class A3, 0.79%, due 10/15/18	2,881,174
4,200,000	Chase Issuance Trust, Ser. 2012-A2, Class A2, 0.43%, due 5/15/19	4,202,574	µ
3,705,000	Citibank Credit Card Issuance Trust, Ser. 2013-A1, Class A1, 0.27%, due 4/24/17	3,702,540	µ
5,725,000	Ford Credit Auto Owner Trust, Ser. 2014-A, Class A3, 0.79%, due 5/15/18	5,720,374
2,225,000	Hyundai Auto Receivables Trust, Ser. 2014-A, Class A3, 0.79%, due 7/16/18	2,222,043
377,826	Nelnet Student Loan Trust, Ser. 2006-1, Class A4, 0.32%, due 11/23/22	377,294	µ
11,968	SLM Student Loan Trust, Ser. 2004-5, Class A4, 0.38%, due 1/25/21	11,967	µ
2,193,631	SLM Student Loan Trust, Ser. 2006-5, Class A4, 0.31%, due 4/25/23	2,190,725	µ
1,362,168	SLM Student Loan Trust, Ser. 2013-2, Class A, 0.62%, due 9/25/26	1,356,566	µ
	Total Asset-Backed Securities (Cost $41,312,426)	41,251,792
NUMBER OF SHARES
Short-Term Investments (0.4%)
797,821	State Street Institutional Liquid Reserves Fund Premier Class (Cost $797,821)	797,821
	Total Investments (99.8%) (Cost $185,028,419)	184,234,103	##
	Cash, receivables and other assets, less liabilities (0.2%)	347,609
	Total Net Assets (100.0%)	$184,581,712

See Notes to Schedule of Investments

8

Notes to Schedule of Investments Short Duration Bond
Portfolio

† In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

• Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities of the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered

See Notes to Financial Statements

9

Notes to Schedule of Investments Short Duration Bond
Portfolio (cont'd)

Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures contracts or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2014:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	$—	$8,161,068	$—	$8,161,068
Mortgage-Backed Securities^	—	67,289,471	—	67,289,471
Corporate Debt Securities^	—	66,733,951	—	66,733,951
Asset-Backed Securities	—	41,251,792	—	41,251,792
Short-Term Investments	—	797,821	—	797,821
Total Investments	$—	$184,234,103	$—	$184,234,103

^ The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended December 31, 2014, the Fund had no transfers between Levels 1, 2 or 3 based on the beginning of period market values as of December 31, 2013.

## At December 31, 2014, the cost of investments for U.S. federal income tax purposes was $185,666,928. Gross unrealized appreciation of investments was $436,006 and gross unrealized depreciation of investments was $1,868,831, resulting in net unrealized depreciation of $1,432,825, based on cost for U.S. federal income tax purposes.

µ Floating rate securities are securities whose yields vary with a designated index or market rate. These securities are shown at their current rates as of December 31, 2014, and their final maturities.

ñ Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At December 31, 2014, these securities amounted to $19,652,242 or 10.6% of net assets for the Fund.

See Notes to Financial Statements

10

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

SHORT DURATION BOND PORTFOLIO
December 31, 2014
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$184,234,103
Interest receivable	520,668
Receivable for Fund shares sold	79,585
Prepaid expenses and other assets	4,117
Total Assets	184,838,473
Liabilities
Payable for Fund shares redeemed	73,915
Payable to investment manager (Note B)	39,506
Payable to administrator (Note B)	63,210
Accrued expenses and other payables	80,130
Total Liabilities	256,761
Net Assets	$184,581,712
Net Assets consist of:
Paid-in capital	$260,568,041
Undistributed net investment income (loss)	2,478,229
Accumulated net realized gains (losses) on investments	(77,670,242)
Net unrealized appreciation (depreciation) in value of investments	(794,316)
Net Assets	$184,581,712
Shares Outstanding ($.001 par value; unlimited shares authorized)	17,314,724
Net Asset Value, offering and redemption price per share	$10.66
*Cost of Investments	$185,028,419

See Notes to Financial Statements

11

Statement of Operations

Neuberger Berman Advisers Management Trust

SHORT DURATION BOND PORTFOLIO
For the Year Ended December 31, 2014
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$3,162,654
Expenses:
Investment management fees (Note B)	523,857
Administration fees (Note B)	838,171
Audit fees	55,685
Custodian and accounting fees	93,187
Insurance expense	7,372
Legal fees	111,853
Shareholder reports	39,224
Trustees' fees and expenses	35,905
Miscellaneous	13,913
Total net expenses	1,719,167
Net investment income (loss)	$1,443,487
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers (Note A)	183,287
Financial futures contracts (Note A)	(46,356)
Net increase from payments by affiliates (Note B)	13,600
Change in net unrealized appreciation (depreciation) in value of (Note A):
Unaffiliated investment securities	(209,538)
Net gain (loss) on investments	(59,007)
Net increase (decrease) in net assets resulting from operations	$1,384,480

See Notes to Financial Statements

12

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SHORT DURATION BOND PORTFOLIO
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$1,443,487	$1,422,834
Net realized gain (loss) on investments (Note A)	136,931	(2,246,353)
Net increase from payments by affiliates (Note B)	13,600	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	(209,538)	2,160,752
Net increase (decrease) in net assets resulting from operations	1,384,480	1,337,233
Distributions to Shareholders From (Note A):
Net investment income	(3,296,646)	(4,926,694)
From Fund Share Transactions (Note D):
Proceeds from shares sold	16,591,588	48,819,235
Proceeds from reinvestment of dividends and distributions	3,296,646	4,926,694
Payments for shares redeemed	(61,061,991)	(49,081,536)
Net increase (decrease) from Fund share transactions	(41,173,757)	4,664,393
Net Increase (Decrease) in Net Assets	(43,085,923)	1,074,932
Net Assets:
Beginning of year	227,667,635	226,592,703
End of year	$184,581,712	$227,667,635
Undistributed net investment income (loss) at end of year	$2,478,229	$3,296,078

See Notes to Financial Statements

13

Notes to Financial Statements Short Duration Bond Portfolio

Note A—Summary of Significant Accounting Policies:

1 General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eleven separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2014 was $596.

5 Income tax information: Each Series is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

14

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2014, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2014, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of: paydown gains and losses, amortization of bond premium and expiration of capital loss carryforwards. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2014, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(3,820,726)	$1,035,310	$2,785,416

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

Distributions Paid From:
Ordinary Income		Total
2014	2013	2014	2013
$3,296,646	$4,926,694	$3,296,646	$4,926,694

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$2,478,229	$(1,432,825)	$(77,031,513)	$(220)	$(75,986,329)

The differences between book basis and tax basis distributable earnings are primarily due to: amortization of bond premium, losses disallowed and recognized on wash sales and straddles and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As

15

determined at December 31, 2014, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2015	2017	2018
$514,506	$45,541,698	$7,896,656

Post-Enactment (No Expiration Date)
Long-Term	Short-Term
$21,489,314	$1,589,339

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended December 31, 2014, the Fund had capital loss carryforwards expire of $3,820,726.

6 Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

9 Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

10 Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the

16

application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11 Derivative instruments: The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Financial futures contracts: During the year ended December 31, 2014, the Fund entered into financial futures contracts for economic hedging purposes, including as a maturity or duration management device. At December 31, 2014, the Fund did not have any outstanding financial futures contracts. At the time the Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

During the year ended December 31, 2014, the average notional value of financial futures contracts for short positions was $(2,529,363).

The impact of the use of these derivative instruments on the Statement of Operations during the year ended December 31, 2014, was as follows:

Realized Gain (Loss)

	Interest Rate Risk	Statement of Operations Location
Futures Contracts	$(46,356)	Net realized
Total Realized Gain (Loss)	$(46,356)	gain (loss) on: financial futures contracts

12 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its

17

business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. Accordingly, for the year ended December 31, 2014, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.25% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.40% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses and transaction costs, if any; and, consequently, net expenses may exceed the contractual expense limitation) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Fund has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2014, there was no repayment to Management under its contractual expense limitation. At December 31, 2014, the Fund had no contingent liability to Management under its contractual expense limitation.

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2012	2013	2014
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2015	2016	2017
Class I	1.00%	12/31/17	$—	$—	$—

(1) Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman Fixed Income LLC ("NBFI"), as the sub-adviser to the Fund, is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBFI and/or Management.

On June 3, 2014, Management made a voluntary contribution of $13,600 to the Fund in connection with a payment matter related to the Fund's investment in a State Street money market fund.

18

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding financial futures contracts) for the year ended December 31, 2014 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$31,911,949	$82,127,100	$60,117,758	$83,340,104

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2014 and December 31, 2013 was as follows:

	For the Year Ended December 31,
	2014	2013
Shares Sold	1,536,915	4,458,664
Shares Issued on Reinvestment of Dividends and Distributions	308,675	457,871
Shares Redeemed	(5,651,732)	(4,482,544)
Total	(3,806,142)	433,991

Note E—Lines of Credit:

At December 31, 2014, the Fund was a participant in a single committed, unsecured $300,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum on the unused portion of the available line of credit is charged, of which each participating fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2014. During the year ended December 31, 2014, the Fund did not utilize this line of credit.

At December 31, 2014, the Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a fund requests a loan. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2014. During the year ended December 31, 2014, the Fund did not utilize this line of credit.

In January 2015, a new syndicated committed, unsecured $700,000,000 line of credit, to be used only for temporary or emergency purposes, replaced the lines of credit with State Street noted above. Because several mutual funds participate in this line of credit, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time.
19

Financial Highlights

Short Duration Bond Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00)% per share are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$10.78	$10.95	$10.79	$11.20	$11.22
Income From Investment Operations:
Net Investment Income (Loss)‡	0.07	0.07	0.13	0.19	0.24
Net Gains or Losses on Securities (both realized and unrealized)	0.00	(0.00)	0.37	(0.16)	0.36
Total From Investment Operations	0.07	0.07	0.50	0.03	0.60
Less Distributions From:
Net Investment Income	(0.19)	(0.24)	(0.34)	(0.44)	(0.62)
Voluntary Contribution from Management	0.00	—	—	—	—
Net Asset Value, End of Year	$10.66	$10.78	$10.95	$10.79	$11.20
Total Return††	0.61%@	0.62%	4.61%	0.29%	5.28%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$184.6	$227.7	$226.6	$245.6	$287.3
Ratio of Gross Expenses to Average Net Assets#	0.82%	0.80%	0.82%	0.81%	0.81%
Ratio of Net Expenses to Average Net Assets§	0.82%	0.80%	0.82%	0.81%	0.81%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.69%	0.64%	1.20%	1.73%	2.07%
Portfolio Turnover Rate	58%	72%	67%	74%	70%

See Notes to Financial Highlights

20

Notes to Financial Highlights Short Duration Bond Portfolio

†† Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies or other qualified pension or retirement plan, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2014.

@ The class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2014.

# Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡ Calculated based on the average number of shares outstanding during each fiscal period.

§ Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Short Duration Bond Portfolio

We have audited the accompanying statement of assets and liabilities of Short Duration Bond Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Short Duration Bond Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 10, 2015

22

Trustee and Officer Information

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management and NBFI. The Fund's Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	60	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	60

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	60

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	60

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	60

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	60

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	60

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	60	None.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

60

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice Pres ident, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	60	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

27

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002

General Counsel and Senior Vice President, Management, since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger, since 2014; Employee, Management, since 2003; formerly, Vice President, Neuberger, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Vice President since 2008

Managing Director, Neuberger, since 2014; Vice President, Management, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger, 2006 to 2014; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since 2003

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger, since 2007; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008

Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director, NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

29

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of the Trust, including the Trustees who are not "interested persons" of Management (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the Management and Sub-Advisory Agreements ("Agreements") with respect to the Fund. Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 6-7, 2014, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Board and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and NBFI have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; and compliance, shareholder and other services provided by Management and its affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and NBFI; (2) the investment

30

performance of the Fund compared to an appropriate market index and a peer group of investment companies; (3) the costs of the services provided as compared to a peer group of investment companies and the profit or loss realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of the Fund's shareholders.

The Board factored into its evaluation of the Fund's fees and performance a consideration of the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in the peer groups. The Board considered two separate peer groups, one composed of proprietary funds that are operated by insurance companies, and the other composed of non-proprietary funds operated for insurance company investors by independent investment managers.

While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and NBFI, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management and NBFI who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and NBFI's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management or NBFI used brokers to execute Fund transactions that provide research and other services to Management or NBFI and the types of benefits potentially derived from such services by Management, NBFI, the Fund and other clients of Management and NBFI. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management and NBFI, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and NBFI in response to recent market conditions, including actions taken in response to regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management and NBFI in this context.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance both on an absolute basis and relative to an appropriate market index (or benchmark) and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager. The Board considered that as compared to both its proprietary and non-proprietary peer groups, the Fund's performance was higher than the median for the 1, 3, and 5 year periods and lower than the median for the 10-year period. The Board considered that as compared to its benchmark, the Fund's performance was higher for the 3 and 5 year periods and lower for the 1 and 10-year periods. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements.

With respect to the overall fairness of the Agreements, the Board decided to consider the fee structure for the Fund under the Agreements as compared to the non-proprietary peer group because it concluded that the proprietary funds are constructed on a different business model that the adviser cannot replicate. The Board also considered any fall-out

31

benefits likely to accrue to Management or NBFI or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund, and profitability broken out between the investment management and administrative portions of the services provided, and year-over-year changes in each of Management's reported expense categories.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to the non-proprietary peer group. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and overall expense ratios of each peer group. In addition, the Board considered the contractual limit on expenses of the Fund. Noting that the Fund's contractual management fee and actual management fee net of fees waived by Management were higher than the peer group mean and median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the management fee. The Board also noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

The Board also considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and any such funds and/or separate accounts, including any breakpoints, and determined that any differences in fees and fee structures were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on its review, concluded that Management's reported level of profitability was reasonable.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and NBFI could be expected to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

32

Neuberger Berman
Advisers Management Trust

Small Cap Growth Portfolio

S Class Shares

Annual Report

December 31, 2014

D0081 02/15

Small Cap Growth Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust Small Cap Growth Portfolio (the "Fund") Class S generated a 3.47% total return for the 12 months ended December 31, 2014, lagging its benchmark, the Russell 2000® Growth Index, which returned 5.60% for the same period.

Looking back at a volatile, but positive, year for equity markets, U.S. Federal Reserve (Fed) comments continued to underscore the inevitability of a return to a more normalized interest rate environment. This "hawkish" tilt, easily digested by the markets, was likely the product, in our view, of the U.S. economy's continued measured growth, resiliency towards economic-fueled "walls of worry" emanating from Asia and Europe, and a number of positive trends, most notably low inflation, broad stimulus from falling oil prices, strong corporate earnings, continued incremental gains in housing and employment in the U.S., and the potential for a working truce in Washington with the return of two-party parity. These factors and a strengthening dollar also boosted the buying power and sentiment of consumers, a key component to any meaningful economic expansion. Of equal importance to our higher-qualitative and higher-growth investment approach, in our opinion, was the surge in capital reinvestment as companies ramped up efforts focused on growing their franchises and expanding market share. This marked a departure from the short-term shareholder appeasement via dividend and share repurchase programs—which had largely defined corporate investment strategy over the last three plus years. The net effect was a long-overdue rotation back towards fundamentals, which in turn ushered in a change of market leadership in the second half of 2014 that rewarded active management and stocks offering positive differentiation versus their peers and the broader market.

Over the 12-month period, our allocation decisions proved to be generally additive as the Portfolio was, on average, materially overweighted to the Consumer Discretionary, Health Care and Information Technology (IT) sectors, and underweighted to Financials, Industrials and Materials. With respect to stock selection, despite generally strong execution and results at the holdings level, a Fed-induced stylistic rotation away from higher beta industry segments in the first half of the year, in our opinion, was the principal culprit behind our 2014 underperformance versus the benchmark, as we surrendered early meaningful gains from higher-expectation segments such as Biotechnology and IT Software (Cloud). Ultimately, positive contributions from Health Care, Consumer Discretionary and Energy could not overcome weakness across our IT holdings.

Drilling down to our holdings, IGI Laboratories was the top contributor to performance during the period, while HomeAway, Inc. was the leading detractor. IGI, a developer and manufacturer of topical products used for the treatment of a variety of skin conditions, bolstered an already strong pipeline with a highly accretive acquisition from AstraZeneca. HomeAway, an online marketplace for the vacation rental industry, was hurt both by the market's early rotation away from higher-expectation stocks and a generally negative view of their increased marketing and development spending. We exited this position in November.

Looking ahead, we still believe U.S. equities remain the place to be. In our opinion, the markets are ready for the long overdue tightening of monetary policy and we believe that fundamentals could continue to increase in relevancy as investors re-embrace higher-growth and higher-expectation stories.

Sincerely,

DAVID H. BURSHTAN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

1

Small Cap Growth Portfolio (Unaudited)

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	19.1%
Consumer Staples	4.7
Energy	1.3
Financials	7.3
Health Care	24.2
Industrials	13.1
Information Technology	23.9
Materials	3.6
Short-Term Investments	2.8
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2014
	Date	1 Year	5 Years	10 Years	Life of Fund
Small Cap Growth Portfolio Class S	07/12/2002	3.47%	14.21%	4.63%	6.45%
Russell 2000® Growth Index[1,2]		5.60%	16.80%	8.54%	10.92%
Russell 2000® Index[1,2]		4.89%	15.55%	7.77%	10.32%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2013 was 2.13% for Class S shares (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.41% after expense reimbursements and/or fee waivers. The expense ratios for fiscal year 2014 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is July 12, 2002, the Fund's commencement of operations.

2  The Russell 2000® Growth Index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap growth segment of the U.S. equity market. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity market, and includes approximately 2,000 of the smallest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that investors cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other mutual funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios (the "Funds") are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2015 Neuberger Berman Management LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2014 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/14

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SMALL CAP GROWTH PORTFOLIO

Actual	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During the Period* 7/1/14 – 12/31/14
Class S	$1,000.00	$1,059.50	$7.32
Hypothetical (5% annual return before expenses)**
Class S	$1,000.00	$1,018.10	$7.17

*  Expenses are equal to the annualized expense ratio of 1.41%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

4

Schedule of Investments Small Cap Growth Portfolio 12/31/14

NUMBER OF SHARES		VALUE†
Common Stocks (101.2%)
Aerospace & Defense (3.1%)
5,800	DigitalGlobe, Inc.	$179,626	*
5,825	HEICO Corp.	351,830
		531,456
Banks (3.7%)
7,300	Bank of the Ozarks, Inc.	276,816
5,300	FCB Financial Holdings, Inc. Class A	130,592	*
6,400	First NBC Bank Holding Co.	225,280	*
		632,688
Biotechnology (13.8%)
4,200	ACADIA Pharmaceuticals, Inc.	133,350	*
3,750	Alder Biopharmaceuticals, Inc.	109,087	*
11,900	AMAG Pharmaceuticals, Inc.	507,178	*
14,800	Amicus Therapeutics, Inc.	123,136	*
1,700	Avalanche Biotechnologies, Inc.	91,800	*
1,000	Bluebird Bio, Inc.	91,720	*
3,800	Cepheid, Inc.	205,732	*
15,500	Dyax Corp.	217,930	*
33,300	Novavax, Inc.	197,469	*
2,300	NPS Pharmaceuticals, Inc.	82,271	*
3,600	Portola Pharmaceuticals, Inc.	101,952	*
4,500	PTC Therapeutics, Inc.	232,965	*
1,300	Receptos, Inc.	159,263	*
2,400	Sage Therapeutics, Inc.	87,840	*
		2,341,693
Capital Markets (3.8%)
11,500	Moelis & Co. Class A	401,695
4,900	Stifel Financial Corp.	249,998	*
		651,693
Chemicals (1.0%)
2,350	Minerals Technologies, Inc.	163,208
Commercial Services & Supplies (1.2%)
3,800	Multi-Color Corp.	210,596
Communications Equipment (2.3%)
15,400	Infinera Corp.	226,688	*
1,300	Palo Alto Networks, Inc.	159,341	*
		386,029
Containers & Packaging (1.4%)
17,300	Graphic Packaging Holding Co.	235,626	*
NUMBER OF SHARES		VALUE†
Diversified Consumer Services (1.3%)
4,550	Bright Horizons Family Solutions, Inc.	$213,896	*
Food Products (3.6%)
6,200	Diamond Foods, Inc.	175,026	*
3,400	Hain Celestial Group, Inc.	198,186	*
2,800	TreeHouse Foods, Inc.	239,484	*
		612,696
Health Care Equipment & Supplies (7.6%)
2,800	DexCom, Inc.	154,140	*
8,200	Globus Medical, Inc. Class A	194,914	*
6,550	LDR Holding Corp.	214,709	*
11,900	Novadaq Technologies, Inc.	197,778	*
2,800	NuVasive, Inc.	132,048	*
6,850	Spectranetics Corp.	236,873	*
6,650	Tornier NV	169,575	*
		1,300,037
Health Care Providers & Services (1.5%)
4,300	Acadia Healthcare Co., Inc.	263,203	*
Hotels, Restaurants & Leisure (5.9%)
7,850	Bloomin' Brands, Inc.	194,366	*
20,900	Intrawest Resorts Holdings, Inc.	249,546	*
5,400	Kona Grill, Inc.	124,686	*
11,100	La Quinta Holdings, Inc.	244,866	*
3,400	Papa John's International, Inc.	189,720
		1,003,184
Internet & Catalog Retail (2.0%)
2,500	HSN, Inc.	190,000
2,800	Lands' End, Inc.	151,088	*
		341,088
Internet Software & Services (6.8%)
5,500	comScore, Inc.	255,365	*
6,500	Constant Contact, Inc.	238,550	*
4,500	Demandware, Inc.	258,930	*
4,400	Envestnet, Inc.	216,216	*
10,200	Q2 Holdings, Inc.	192,168	*
		1,161,229
IT Services (2.9%)
6,000	Blackhawk Network Holdings, Inc.	232,800	*
6,550	iGATE Corp.	258,594	*
		491,394

See Notes to Schedule of Investments

5

NUMBER OF SHARES		VALUE†
Leisure Products (1.4%)
4,700	Brunswick Corp.	$240,922
Machinery (2.6%)
8,000	Allison Transmission Holdings, Inc.	271,200
2,600	CLARCOR, Inc.	173,264
		444,464
Metals & Mining (1.4%)
9,550	Century Aluminum Co.	233,020	*
Multiline Retail (3.9%)
4,900	Burlington Stores, Inc.	231,574	*
19,600	Tuesday Morning Corp.	425,320	*
		656,894
Oil, Gas & Consumable Fuels (1.3%)
18,150	Synergy Resources Corp.	227,601	*
Personal Products (1.2%)
23,700	IGI Laboratories, Inc.	208,560	*
Pharmaceuticals (2.3%)
4,600	Aerie Pharmaceuticals, Inc.	134,274	*
2,900	Akorn, Inc.	104,980	*
9,100	Depomed, Inc.	146,601	*
		385,855
Professional Services (3.9%)
3,500	Huron Consulting Group, Inc.	239,365	*
8,250	Paylocity Holding Corp.	215,407	*
3,200	WageWorks, Inc.	206,624	*
		661,396
Road & Rail (2.8%)
3,650	Old Dominion Freight Line, Inc.	283,386	*
3,550	Saia, Inc.	196,528	*
		479,914
Semiconductors & Semiconductor Equipment (5.4%)
6,600	Cavium, Inc.	408,012	*
9,000	Microsemi Corp.	255,420	*
5,100	Monolithic Power Systems, Inc.	253,674
		917,106
NUMBER OF SHARES		VALUE†
Software (6.5%)
3,400	FleetMatics Group PLC	$120,666	*
7,100	Fortinet, Inc.	217,686	*
19,500	MobileIron, Inc.	194,220	*
5,550	Proofpoint, Inc.	267,676	*
2,050	Ultimate Software Group, Inc.	300,971	*
		1,101,219
Specialty Retail (2.9%)
11,350	MarineMax, Inc.	227,568	*
2,700	Restoration Hardware Holdings, Inc.	259,227	*
		486,795
Technology Hardware, Storage & Peripherals (1.1%)
6,700	Nimble Storage, Inc.	184,250	*
Textiles, Apparel & Luxury Goods (2.6%)
2,250	G-III Apparel Group Ltd.	227,273	*
16,600	Sequential Brands Group, Inc.	216,961	*
		444,234
	Total Common Stocks (Cost $15,450,602)	17,211,946
Short-Term Investments (3.0%)
502,744	State Street Institutional Liquid Reserves Fund Premier Class (Cost $502,744)	502,744
	Total Investments (104.2%) (Cost $15,953,346)	17,714,690	##
	Liabilities, less cash, receivables and other assets [(4.2%)]	(707,440)
	Total Net Assets (100.0%)	$17,007,250

See Notes to Schedule of Investments

6

Notes to Schedule of Investments Small Cap Growth Portfolio

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Small Cap Growth Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

See Notes to Financial Statements

7

Notes to Schedule of Investments Small Cap Growth Portfolio (cont'd)

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2014:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$17,211,946	$—	$—	$17,211,946
Short-Term Investments	—	502,744	—	502,744
Total Investments	$17,211,946	$502,744	$—	$17,714,690

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended December 31, 2014, the Fund had no transfers between Levels 1, 2 or 3 based on the beginning of period market values as of December 31, 2013.

##  At December 31, 2014, the cost of investments for U.S. federal income tax purposes was $16,050,805. Gross unrealized appreciation of investments was $1,742,134 and gross unrealized depreciation of investments was $78,249, resulting in net unrealized appreciation of $1,663,885, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

8

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

SMALL CAP GROWTH PORTFOLIO
December 31, 2014
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$17,714,690
Dividends and interest receivable	1,920
Receivable for securities sold	276,244
Receivable for Fund shares sold	36
Receivable from Management—net (Note B)	4,003
Prepaid expenses and other assets	187
Total Assets	17,997,080
Liabilities
Payable for securities purchased	314,516
Payable for Fund shares redeemed	610,186
Payable to investment manager (Note B)	12,342
Accrued expenses and other payables	52,786
Total Liabilities	989,830
Net Assets	$17,007,250
Net Assets consist of:
Paid-in capital	$13,772,582
Accumulated net realized gains (losses) on investments	1,473,324
Net unrealized appreciation (depreciation) in value of investments	1,761,344
Net Assets	$17,007,250
Shares Outstanding ($.001 par value; unlimited shares authorized)	948,556
Net Asset Value, offering and redemption price per share	$17.93
*Cost of Investments	$15,953,346

See Notes to Financial Statements

9

Statement of Operations

Neuberger Berman Advisers Management Trust

SMALL CAP GROWTH PORTFOLIO
For the Year Ended December 31, 2014
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$41,057
Interest income—unaffiliated issuers	270
Total income	$41,327
Expenses:
Investment management fees (Note B)	155,209
Administration fees (Note B)	54,780
Distribution fees (Note B)	45,650
Audit fees	45,135
Custodian and accounting fees	18,369
Insurance expense	574
Legal fees	9,698
Shareholder reports	10,325
Trustees' fees and expenses	35,905
Miscellaneous	3,894
Total expenses	379,539
Expenses reimbursed by Management (Note B)	(122,891)
Total net expenses	256,648
Net investment income (loss)	$(215,321)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers (Note A)	1,712,405
Net increase from payments by affiliates (Note B)	706
Change in net unrealized appreciation (depreciation) in value of (Note A):
Unaffiliated investment securities	(1,299,720)
Net gain (loss) on investments	413,391
Net increase (decrease) in net assets resulting from operations	$198,070

See Notes to Financial Statements

10

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SMALL CAP GROWTH PORTFOLIO
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$(215,321)	$(180,168)
Net realized gain (loss) on investments (Note A)	1,712,405	4,412,771
Net increase from payments by affiliates (Note B)	706	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	(1,299,720)	2,222,223
Net increase (decrease) in net assets resulting from operations	198,070	6,454,826
Distributions to Shareholders From (Note A):
Net realized gain on investments	(1,477,196)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold	7,588,961	10,798,545
Proceeds from reinvestment of dividends and distributions	1,477,196	—
Payments for shares redeemed	(11,748,626)	(10,509,153)
Net increase (decrease) from Fund share transactions	(2,682,469)	289,392
Net Increase (Decrease) in Net Assets	(3,961,595)	6,744,218
Net Assets:
Beginning of year	20,968,845	14,224,627
End of year	$17,007,250	$20,968,845
Undistributed net investment income (loss) at end of year	$—	$—

See Notes to Financial Statements

11

Notes to Financial Statements Small Cap Growth Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eleven separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2014 was $34.

5  Income tax information: Each Series is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

12

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2014, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2014, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of: ordinary loss netting to reduce short term capital gains and return of capital distributions from real estate investment trusts ("REITs"). These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2014, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$—	$215,321	$(215,321)

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$1,058,892	$—	$418,304	$—	$1,477,196	$—

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$793,658	$777,124	$1,663,886	$—	$—	$3,234,668

The difference between book basis and tax basis distributable earnings is primarily due to: losses disallowed and recognized on wash sales.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can

13

otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in or series thereof the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $500 million of the Fund's average daily net assets, 0.825% of the next $500 million, 0.80% of the next $500 million, 0.775% of the next $500 million, 0.75% of the next $500 million, and 0.725% of average daily net assets in excess of $2.5 billion. Accordingly, for the year ended December 31, 2014, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

14

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund for its operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses and transaction costs, if any; and, consequently, net expenses may exceed the contractual expense limitation) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Fund has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2014, there was no repayment to Management under its contractual expense limitation. At December 31, 2014, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2012	2013	2014
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2015	2016	2017
Class S	1.40%	12/31/17	$133,197	$124,811	$122,891

(1)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

On June 3, 2014, Management made a voluntary contribution of $706 to the Fund in connection with a payment matter related to the Fund's investment in a State Street money market fund.

Note C—Securities Transactions:

During the year ended December 31, 2014, there were purchase and sale transactions (excluding short-term securities) of $56,357,726 and $59,837,481, respectively.

During the year ended December 31, 2014, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2014 and December 31, 2013 was as follows:

	For the Year Ended December 31,
	2014	2013
Shares Sold	403,728	673,505
Shares Issued on Reinvestment of Dividends and Distributions	94,876	—
Shares Redeemed	(639,433)	(661,489)
Total	(140,829)	12,016

Note E—Lines of Credit:

At December 31, 2014, the Fund was a participant in a single committed, unsecured $300,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by

15

Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum on the unused portion of the available line of credit is charged, of which each participating fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2014. During the year ended December 31, 2014, the Fund did not utilize this line of credit.

At December 31, 2014, the Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a fund requests a loan. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2014. During the year ended December 31, 2014, the Fund did not utilize this line of credit.

In January 2015, a new syndicated committed, unsecured $700,000,000 line of credit, to be used only for temporary or emergency purposes, replaced the lines of credit with State Street noted above. Because several mutual funds participate in this line of credit, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time.

16

Financial Highlights

Small Cap Growth Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00)% per share are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class S
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$19.25	$13.20	$12.13	$12.26	$10.25
Income From Investment Operations:
Net Investment Income (Loss)‡	(0.22)	(0.17)	(0.12)	(0.14)	(0.12)
Net Gains or Losses on Securities (both realized and unrealized)	0.63	6.22	1.19	0.01	2.13
Total From Investment Operations	0.41	6.05	1.07	(0.13)	2.01
Less Distributions From:
Net Capital Gains	(1.73)	—	—	—	—
Voluntary Contribution from Management	0.00	—	—	—	—
Net Asset Value, End of Year	$17.93	$19.25	$13.20	$12.13	$12.26
Total Return††	3.47%@	45.83%	8.82%	(1.06)%	19.61%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$17.0	$21.0	$14.2	$16.4	$21.0
Ratio of Gross Expenses to Average Net Assets#	2.08%	2.13%	2.24%	2.20%	2.27%
Ratio of Net Expenses to Average Net Assets§	1.41%	1.40%	1.40%	1.41%	1.40%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.18)%	(1.05)%	(0.88)%	(1.11)%	(1.15)%
Portfolio Turnover Rate	309%	277%	282%	279%	243%

See Notes to Financial Highlights

17

Notes to Financial Highlights Small Cap Growth Portfolio

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies or other qualified pension or retirement plan, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2014.

@  The class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2014.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Small Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities of Small Cap Growth Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Cap Growth Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 10, 2015

19

Trustee and Officer Information

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Fund's Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	60	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	60

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

20

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	60

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	60

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	60

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

21

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	60

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	60

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	60	None.
22

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, Neuberger Berman Fixed Income, LLC ("NBFI"), since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

60

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	60	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

24

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002

General Counsel and Senior Vice President, Management, since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger, since 2014; Employee, Management, since 2003; formerly, Vice President, Neuberger, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Vice President since 2008

Managing Director, Neuberger, since 2014; Vice President, Management, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger, 2006 to 2014; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since 2003

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger, since 2007; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008

Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director, NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

26

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Notice to Shareholders

4.54% of the dividends earned during the fiscal year ended December 31, 2014 qualify for the dividends received deduction for corporate shareholders.

The Fund designates $418,304 as a capital gain distribution.

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of the Trust, including the Trustees who are not "interested persons" of Management (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the Management and Sub-Advisory Agreements ("Agreements") with respect to the Fund. Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 6-7, 2014, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Board and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; and compliance, shareholder and other services provided by Management and its affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

27

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the investment performance of the Fund compared to an appropriate market index and a peer group of investment companies; (3) the costs of the services provided as compared to a peer group of investment companies and the profit or loss realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of the Fund's shareholders.

The Board factored into its evaluation of the Fund's fees and performance a consideration of the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in the peer groups. The Board considered two separate peer groups, one composed of proprietary funds that are operated by insurance companies, and the other composed of non-proprietary funds operated for insurance company investors by independent investment managers.

While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and Neuberger, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management or Neuberger used brokers to execute Fund transactions that provide research and other services to Management or Neuberger and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management and Neuberger, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and Neuberger in response to recent market conditions, including actions taken in response to regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management and Neuberger in this context.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance both on an absolute basis and relative to appropriate market indexes (or benchmarks) and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager. The Board considered that as compared to both the proprietary and non-proprietary peer groups, the Fund's performance was lower than the median for the 3-year period. For the 1-year period the Fund's performance was higher than the median of its proprietary peer group and lower than the median of its non-proprietary peer group (the Fund did not have 5 and 10-year peer group comparisons). The Board also considered that as compared against its benchmarks, the Fund's performance was higher than both of its benchmarks for the 1-year period,

28

higher than one of its benchmarks for the 3-year period and lower than one of its benchmarks for the 3-year period, and lower than both of its benchmarks for the 5 and 10-year periods. The Board discussed with Management the Fund's performance and steps that Management was pursuing to improve performance. The Board also considered Management's responsiveness with respect to the Fund's underperformance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreements.

With respect to the overall fairness of the Agreements, the Board decided to consider the fee structure for the Fund under the Agreements as compared to the non-proprietary peer group because it concluded that the proprietary funds are constructed on a different business model that the adviser cannot replicate. The Board also considered any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund, and profitability broken out between the investment management and administrative portions of the services provided, and year-over-year changes in each of Management's reported expense categories.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to the non-proprietary peer group. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and overall expense ratios of the peer group. In addition, the Board considered the contractual limit on expenses of the Fund. The Board noted that the Fund's contractual management fee was higher than those of others in its peer group, but that net of fees waived by Management, the actual management fee was lower than the peer group's means and/or medians. The Board considered whether specific portfolio management, administration or oversight needs contributed to the management fee. The Board also noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

The Board noted that Management incurred a loss on the Fund during the review period. The Board also considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and any such funds and/or separate accounts, including any breakpoints, and determined that any differences in fees and fee structures were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's loss on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

29

Neuberger Berman
Advisers Management Trust

Socially Responsive Portfolio

I Class Shares

S Class Shares

Annual Report

December 31, 2014

B1017 02/15

Socially Responsive Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (the "Fund") Class I generated a total return of 10.38% for the 12 months ended December 31, 2014, underperforming the 13.69% return of its benchmark, the S&P 500® Index. Returns for the Fund's Class I and Class S shares are provided in the table immediately following this letter.

Despite periodic downdrafts, the S&P 500 ended 2014 with double-digit returns. Although global growth remained subpar, U.S. economic activity, after last winter's polar chill, saw a steady recovery as the year progressed, with third quarter's 3.9% estimated GDP growth rate revised up to 5% in December. This year's big surprise was the decline of the 10-year Treasury yield, which led sectors such as Utilities and Health Care, valued for their high dividend yields, to rally. The Energy sector sharply underperformed, as did commodity prices in general.

During the reporting period, our holdings performed well and provided solid earnings development. We benefited from our convictions, with our 10 largest holdings delivering almost half of our performance, and all 10 of our 10 largest contributors to performance (including sales on valuations) being overweight positions. We were also able to add value on stock-specific volatility – buying into both existing holdings and new names at attractive valuations.

Consumer Discretionary was our strongest sector, with Newell Rubbermaid and O'Reilly Automotive being among the top contributors. Robert Half International, which we introduced in 2014 for exposure to the tightening skilled labor market, also outperformed relative to the benchmark, as did Texas Instruments, which continued to take share in a growing semiconductor segment. Covidien was another top contributor, which we sold based on its proposed acquisition by Medtronic.

Our relative underperformance was primarily driven by what we didn't own. High yield sectors, such as Utilities and REITs, and high dividend payers across sectors outperformed, as did businesses with attractive longer-term growth profiles, such as biotechnology firms. Given our business quality, growth and balance sheet criteria, along with our valuation sensitivity, many of these names didn't meet our requirements.

We lagged the benchmark in Health Care and Energy. In addition to the factors above, Sanofi detracted after making price concessions in its diabetes franchise to maintain market share. Within Energy, Noble and Industrials name NOW Inc. declined during the broad energy selloff.

Looking ahead, we are pleased with the quality of our holdings because we believe that over time business performance drives equity market returns. Furthermore, as we think U.S. interest rates will eventually begin to rise, we anticipate that the yield-driven factors that impacted 2014 performance should lessen. From a macro perspective, data appear to suggest that the U.S. economy remains well positioned for growth in 2015. Additionally, we believe the decline in gasoline prices should modestly boost consumer activity within the context of continuing gradual improvements in employment and income.

We have two key concerns. One is what distortions could come should the U.S. Federal Reserve and the European Central Bank and Bank of Japan begin moving in opposite directions. We are avoiding areas we think could potentially be hurt by shifting policy initiatives. Our other concern is the dynamic geopolitical backdrop. We believe owning high-quality companies with the strength to weather a storm should one come, and perhaps even strengthening their positions coming out of it, is the best defense.

Our focus remains on solid balance sheets, strong management teams with a track record of success, good cash flow and the prospect for above-average earnings growth. We seek to purchase the stock of businesses that we believe to be well positioned and undervalued by the market. Among companies that meet these criteria, we look for those that show leadership in environmental concerns, and progressive workplace practices including diversity and community relations.

1

Socially Responsive Portfolio Commentary (Unaudited)

We look forward to continuing to serve your investment needs.

Sincerely,

ARTHUR MORETTI AND INGRID DYOTT
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report, and are subject to change without notice.

2

Socially Responsive Portfolio Commentary (Unaudited)

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	12.6%
Consumer Staples	7.8
Energy	6.1
Financials	15.6
Health Care	10.8
Industrials	20.3
Information Technology	15.4
Materials	2.7
Telecommunication Services	1.3
Utilities	3.2
Short-Term Investments	4.2
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2014
	Date	1 Year	5 Years	10 Years	Life of Fund
Socially Responsive Portfolio Class I	02/18/1999	10.38%	14.95%	7.64%	7.09%
Socially Responsive Portfolio Class S2	05/01/2006	10.11%	14.78%	7.52%	7.01%
S&P 500® Index[1,3]		13.69%	15.45%	7.67%	5.28%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 1.00% and 1.25% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.17% for Class S shares after expense reimbursements and/or fee waivers. The expense ratios for fiscal year 2014 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart above). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

3

Endnotes

1  The date used to calculate Life of Fund performance for the index is February 18, 1999, the inception date of the oldest share class.

2  Performance shown prior to May 1, 2006 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The S&P 500® Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market. Please note that the index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks, and that investors cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other mutual funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios (the "Funds") are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2015 Neuberger Berman Management LLC, distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2014 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 12/31/14

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO

Actual	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During the Period* 7/1/14 – 12/31/14	Expense Ratio
Class I	$1,000.00	$1,053.40	$5.12	0.99%
Class S	$1,000.00	$1,052.30	$6.05	1.17%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,020.21	$5.04	0.99%
Class S	$1,000.00	$1,019.31	$5.96	1.17%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Socially Responsive Portfolio 12/31/14

NUMBER OF SHARES		VALUE†
Common Stocks (95.8%)
Airlines (2.2%)
118,618	Ryanair Holdings PLC ADR	$8,453,905	*
Auto Components (2.0%)
139,931	BorgWarner, Inc.	7,689,208
Banks (3.6%)
310,094	U.S. Bancorp	13,938,725
Commercial Services & Supplies (1.5%)
193,748	Herman Miller, Inc.	5,702,004
Consumer Finance (4.7%)
195,016	American Express Co.	18,144,289
Diversified Financial Services (2.9%)
51,230	Intercontinental Exchange, Inc.	11,234,227
Diversified Telecommunication Services (1.3%)
97,394	Level 3 Communications, Inc.	4,809,316	*
Electric Utilities (3.2%)
229,446	Northeast Utilities	12,279,950
Energy Equipment & Services (3.3%)
147,161	Schlumberger Ltd.	12,569,021
Food & Staples Retailing (2.2%)
59,656	Costco Wholesale Corp.	8,456,238
Food Products (5.6%)
89,582	J.M. Smucker Co.	9,045,990
311,773	Unilever NV	12,171,618
		21,217,608
Health Care Equipment & Supplies (5.6%)
195,875	Abbott Laboratories	8,818,292
89,735	Becton, Dickinson & Co.	12,487,523
		21,305,815
Health Care Providers & Services (0.9%)
107,781	Premier, Inc. Class A	3,613,897	*
Household Durables (5.2%)
518,442	Newell Rubbermaid, Inc.	19,747,456
NUMBER OF SHARES		VALUE†
Industrial Conglomerates (7.4%)
70,218	3M Co.	$11,538,222
194,901	Danaher Corp.	16,704,964
		28,243,186
Industrial Gases (2.0%)
58,648	Praxair, Inc.	7,598,435
Insurance (4.3%)
603,781	Progressive Corp.	16,296,049
Internet Software & Services (3.6%)
247,154	eBay, Inc.	13,870,282	*
IT Services (3.7%)
30,321	Alliance Data Systems Corp.	8,673,322	*
65,442	MasterCard, Inc. Class A	5,638,483
		14,311,805
Oil, Gas & Consumable Fuels (2.9%)
27,925	Cimarex Energy Co.	2,960,050
168,760	Noble Energy, Inc.	8,004,287
		10,964,337
Pharmaceuticals (4.3%)
34,780	Roche Holding AG	9,423,369
155,263	Sanofi ADR	7,081,546
		16,504,915
Professional Services (3.7%)
240,614	Robert Half International, Inc.	14,047,045
Semiconductors & Semiconductor Equipment (4.8%)
343,183	Texas Instruments, Inc.	18,348,279
Software (3.3%)
136,112	Intuit, Inc.	12,548,165
Specialty Chemicals (0.7%)
63,275	Novozymes A/S B Shares	2,663,470
Specialty Retail (5.4%)
34,745	O'Reilly Automotive, Inc.	6,692,582	*
202,297	TJX Cos., Inc.	13,873,528
		20,566,110

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Trading Companies & Distributors (5.5%)
391,614	NOW, Inc.	$10,076,228	*
43,370	W.W. Grainger, Inc.	11,054,580
		21,130,808
	Total Common Stocks (Cost $271,720,475)	366,254,545
Short-Term Investments (4.1%)
16,027,066	State Street Institutional Treasury Money Market Fund Premier Class (Cost $16,027,066)	16,027,066
PRINCIPAL AMOUNT
Certificates of Deposit (0.1%)
$100,000	Self Help Credit Union, 0.25%, due 1/14/15	100,000
100,000	Self Help Federal Credit Union, 0.25%, due 1/29/15	100,000
	Total Certificates of Deposit (Cost $200,000)	200,000	#
	Total Investments (100.0%) (Cost $287,947,541)	382,481,611	##
	Liabilities, less cash, receivables and other assets [(0.0%)]	(178,515)
	Total Net Assets (100.0%)	$382,303,096

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Socially Responsive Portfolio

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of deposit are valued at amortized cost.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

See Notes to Financial Statements

8

Notes to Schedule of Investments Socially Responsive Portfolio (cont'd)

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of December 31, 2014:

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Pharmaceuticals	$7,081,546	$9,423,369	$—	$16,504,915
Specialty Chemicals	—	2,663,470	—	2,663,470
Other Common Stocks^	347,086,160	—	—	347,086,160
Total Common Stocks	354,167,706	12,086,839	—	366,254,545
Short-Term Investments	—	16,027,066	—	16,027,066
Certificates of Deposit	—	200,000	—	200,000
Total Investments	$354,167,706	$28,313,905	$—	$382,481,611

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended December 31, 2014, the Fund had no transfers between Levels 1, 2 or 3 based on the beginning of period market values as of December 31, 2013.

#  At cost, which approximates market value.

##  At December 31, 2014, the cost of investments for U.S. federal income tax purposes was $288,402,713. Gross unrealized appreciation of investments was $96,959,448 and gross unrealized depreciation of investments was $2,880,550, resulting in net unrealized appreciation of $94,078,898, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

9

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

SOCIALLY RESPONSIVE PORTFOLIO
December 31, 2014
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$382,481,611
Dividends and interest receivable	305,680
Receivable for Fund shares sold	145,965
Prepaid expenses and other assets	3,339
Total Assets	382,936,595
Liabilities
Payable for Fund shares redeemed	277,621
Payable to investment manager (Note B)	174,745
Payable to administrator-net (Note B)	103,424
Accrued expenses and other payables	77,709
Total Liabilities	633,499
Net Assets	$382,303,096
Net Assets consist of:
Paid-in capital	$251,103,782
Undistributed net investment income (loss)	2,028,285
Accumulated net realized gains (losses) on investments	34,650,174
Net unrealized appreciation (depreciation) in value of investments	94,520,855
Net Assets	$382,303,096
Net Assets
Class I	$301,251,714
Class S	81,051,382
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	12,617,603
Class S	3,386,453
Net Asset Value, offering and redemption price per share
Class I	$23.88
Class S	23.93
*Cost of Investments	$287,947,541

See Notes to Financial Statements

10

Statement of Operations

Neuberger Berman Advisers Management Trust

SOCIALLY RESPONSIVE PORTFOLIO
For the Year Ended December 31, 2014
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$5,897,945
Interest income—unaffiliated issuers	670
Foreign taxes withheld (Note A)	(148,440)
Total income	$5,750,175
Expenses:
Investment management fees (Note B)	1,874,692
Administration fees (Note B):
Class I	799,587
Class S	235,952
Distribution fees (Note B):
Class S	196,626
Audit fees	45,335
Custodian and accounting fees	117,155
Insurance expense	10,173
Legal fees	179,929
Shareholder reports	62,174
Trustees' fees and expenses	35,905
Miscellaneous	16,977
Total expenses	3,574,505
Expenses reimbursed by Management (Note B)	(45,262)
Total net expenses	3,529,243
Net investment income (loss)	$2,220,932
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers (Note A)	35,959,035
Foreign currency (Note A)	5,796
Net increase from payments by affiliates (Note B)	6,512
Change in net unrealized appreciation (depreciation) in value of (Note A):
Unaffiliated investment securities	(3,145,028)
Foreign currency	(16,917)
Net gain (loss) on investments	32,809,398
Net increase (decrease) in net assets resulting from operations	$35,030,330

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SOCIALLY RESPONSIVE PORTFOLIO
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$2,220,932	$1,191,364
Net realized gain (loss) on investments (Note A)	35,964,831	18,740,402
Net increase from payments by affiliates (Note B)	6,512	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	(3,161,945)	64,441,556
Net increase (decrease) in net assets resulting from operations	35,030,330	84,373,322
Distributions to Shareholders From (Note A):
Net investment income:
Class I	(1,051,153)	(1,443,972)
Class S	(90,760)	(401,458)
Total distributions to shareholders	(1,141,913)	(1,845,430)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	47,997,591	51,742,999
Class S	6,621,430	13,075,169
Proceeds from reinvestment of dividends and distributions:
Class I	1,051,153	1,443,953
Class S	90,760	401,458
Payments for shares redeemed:
Class I	(18,437,401)	(17,203,832)
Class S	(13,766,874)	(22,536,253)
Net increase (decrease) from Fund share transactions	23,556,659	26,923,494
Net Increase (Decrease) in Net Assets	57,445,076	109,451,386
Net Assets:
Beginning of year	324,858,020	215,406,634
End of year	$382,303,096	$324,858,020
Undistributed net investment income (loss) at end of year	$2,028,285	$1,142,245

See Notes to Financial Statements

12

Notes to Financial Statements Socially Responsive Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eleven separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2014 was $138,151.

5  Income tax information: Each Series is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

13

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2014, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2014, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of: foreign currency gains and losses and non-real estate investment trusts return of capital adjustments. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2014, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$—	$(192,979)	$192,979

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$1,141,913	$1,845,430	$—	$—	$1,141,913	$1,845,430

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$2,028,285	$35,105,346	$94,065,683	$—	$—	$131,199,314

The differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. For taxable years beginning after December 22, 2010, the capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term.

During the year ended December 31, 2014, the Fund utilized capital loss carryforwards of $1,068,241.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

14

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2014, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund's Class I.

15

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses and transaction costs, if any; and, consequently, net expenses may exceed the contractual expense limitation) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. Each respective class has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended December 31, 2014, there was no repayment to Management under its contractual expense limitation. At December 31, 2014, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2012	2013	2014
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2015	2016	2017
Class I	1.30%	12/31/17	$—	$—	$—
Class S	1.17%	12/31/17	80,791	55,545	45,262

(1)  Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

On June 3, 2014, Management made a voluntary contribution of $6,512 to the Fund in connection with a payment matter related to the Fund's investment in a State Street money market fund.

Note C—Securities Transactions:

During the year ended December 31, 2014, there were purchase and sale transactions (excluding short-term securities) of $144,753,139 and $123,967,190, respectively.

During the year ended December 31, 2014, no brokerage commissions on securities transactions were paid to affiliated brokers.

16

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2014 and December 31, 2013 was as follows:

For the Year Ended December 31, 2014

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	2,160,865	49,028	(834,461)	1,375,432
Class S	296,502	4,223	(621,233)	(320,508)

For the Year Ended December 31, 2013

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	2,722,846	71,731	(910,398)	1,884,179
Class S	682,821	19,904	(1,188,799)	(486,074)

Note E—Lines of Credit:

At December 31, 2014, the Fund was a participant in a single committed, unsecured $300,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum on the unused portion of the available line of credit is charged, of which each participating fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2014. During the year ended December 31, 2014, the Fund did not utilize this line of credit.

At December 31, 2014, the Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a fund requests a loan. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2014. During the year ended December 31, 2014, the Fund did not utilize this line of credit.

In January 2015, a new syndicated committed, unsecured $700,000,000 line of credit, to be used only for temporary or emergency purposes, replaced the lines of credit with State Street noted above. Because several mutual funds participate in this line of credit, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time.

17

Financial Highlights

Socially Responsive Portfolio

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00)% per share are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$21.72	$15.89	$14.35	$14.86	$12.10
Income From Investment Operations:
Net Investment Income (Loss)‡	0.15	0.09	0.15	0.04	0.06
Net Gains or Losses on Securities (both realized and unrealized)	2.10	5.87	1.43	(0.50)	2.70
Total From Investment Operations	2.25	5.96	1.58	(0.46)	2.76
Less Distributions From:
Net Investment Income	(0.09)	(0.13)	(0.04)	(0.05)	(0.00)
Voluntary Contribution from Management	0.00	–	–	–	–
Net Asset Value, End of Year	$23.88	$21.72	$15.89	$14.35	$14.86
Total Return††	10.38%@	37.60%	10.98%	(3.08)%	22.85%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$301.3	$244.2	$148.7	$108.4	$83.2
Ratio of Gross Expenses to Average Net Assets#	0.98%	0.99%	1.03%	1.06%	1.08%
Ratio of Net Expenses to Average Net Assets§	0.98%	0.99%	1.03%	1.06%	1.08%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.68%	0.49%	0.98%	0.29%	0.48%
Portfolio Turnover Rate	37%	29%	30%	20%	41%

See Notes to Financial Highlights

18

Financial Highlights (cont'd)

Class S
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$21.76	$15.92	$14.39	$14.90	$12.14
Income From Investment Operations:
Net Investment Income (Loss)‡	0.12	0.06	0.13	0.03	0.05
Net Gains or Losses on Securities (both realized and unrealized)	2.08	5.89	1.42	(0.50)	2.71
Total From Investment Operations	2.20	5.95	1.55	(0.47)	2.76
Less Distributions From:
Net Investment Income	(0.03)	(0.11)	(0.02)	(0.04)	(0.00)
Voluntary Contribution from Management	0.00	–	–	–	–
Net Asset Value, End of Year	$23.93	$21.76	$15.92	$14.39	$14.90
Total Return††	10.11%@	37.41%	10.74%	(3.15)%	22.76%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$81.1	$80.7	$66.7	$70.6	$72.9
Ratio of Gross Expenses to Average Net Assets#	1.23%	1.24%	1.28%	1.31%	1.33%
Ratio of Net Expenses to Average Net Assets§	1.17%	1.17%	1.17%	1.17%	1.17%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.52%	0.32%	0.82%	0.20%	0.39%
Portfolio Turnover Rate	37%	29%	30%	20%	41%

See Notes to Financial Highlights

19

Notes to Financial Highlights Socially Responsive Portfolio

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies or other qualified pension or retirement plan, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2014.

@  The class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2014.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Socially Responsive Portfolio

We have audited the accompanying statement of assets and liabilities of Socially Responsive Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Socially Responsive Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 10, 2015

21

Trustee and Officer Information

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Fund's Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	60	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	60

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

22

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	60

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	60

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	60

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	60

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	60

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	60	None.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, Neuberger Berman Fixed Income, LLC ("NBFI"), since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

60

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	60	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

26

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002

General Counsel and Senior Vice President, Management, since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger, since 2014; Employee, Management, since 2003; formerly, Vice President, Neuberger, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Vice President since 2008

Managing Director, Neuberger, since 2014; Vice President, Management, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger, 2006 to 2014; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since 2003

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger, since 2007; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008

Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director, NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

28

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Notice to Shareholders

100.00% of the dividends earned during the fiscal year ended December 31, 2014 qualify for the dividends received deduction for corporate shareholders.

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of the Trust, including the Trustees who are not "interested persons" of Management (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the Management and Sub-Advisory Agreements ("Agreements") with respect to the Fund. Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 6-7, 2014, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Board and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; and compliance, shareholder and other services provided by Management and its affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

29

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the investment performance of the Fund compared to an appropriate market index and a peer group of investment companies; (3) the costs of the services provided as compared to a peer group of investment companies and the profit or loss realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of the Fund's shareholders.

The Board factored into its evaluation of the Fund's fees and performance a consideration of the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in the peer groups. The Board considered two separate peer groups, one composed of proprietary funds that are operated by insurance companies, and the other composed of non-proprietary funds operated for insurance company investors by independent investment managers.

While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and Neuberger, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management or Neuberger used brokers to execute Fund transactions that provide research and other services to Management or Neuberger and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management and Neuberger, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and Neuberger in response to recent market conditions, including actions taken in response to regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management and Neuberger in this context.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance both on an absolute basis and relative to an appropriate market index (or benchmark) and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager. The Board considered that for both the proprietary and non-proprietary peer groups the Fund's performance for its Class I shares was lower than the median for the 3 and 10-year periods and higher than the median for the 1 year period. For the 5-year period, the Fund's performance for its Class I shares was lower than the median for its non-proprietary peer group and the same as the median for its proprietary peer group. The Board also considered that the Fund's performance for its Class I shares was higher than its benchmark for the 1, 5 and 10-year periods and lower than its benchmark for the 3-year period. The Board discussed

30

with Management the Fund's performance and steps that Management was pursuing to improve performance. The Board also considered Management's responsiveness with respect to the Fund's underperformance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding the Fund's performance.

With respect to the overall fairness of the Agreements, the Board decided to consider the fee structure for the Fund under the Agreements as compared to the non-proprietary peer group because it concluded that the proprietary funds are constructed on a different business model that the adviser cannot replicate. The Board also considered any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund, and profitability broken out between the investment management and administrative portions of the services provided, and year-over-year changes in each of Management's reported expense categories.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to the non-proprietary peer group. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and overall expense ratios of each peer group. In addition, the Board considered the contractual limit on expenses of the Fund. Noting that the Fund's contractual management fee and actual management fee net of fees waived by Management were higher than the peer group mean and median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the management fee. The Board also noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

The Board also considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and any such funds and/or separate accounts, including any breakpoints, and determined that any differences in fees and fee structures were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on its review, concluded that Management's reported level of profitability was reasonable.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

31

Item 2. Code of Ethics.
The Board of Trustees (“Board”) of Neuberger Berman Adviser’s Management Trust (“Registrant”) adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSRS, Investment Company Act file number 811-00582 (filed on May 6, 2013).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.
The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant's audit committee financial experts are Candace L. Straight and George W. Morriss. Ms. Straight and Mr. Morriss are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.
Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to Absolute Return Multi-Manager Portfolio, Balanced Portfolio, Growth Portfolio, Guardian Portfolio, International Equity Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Intrinsic Value Portfolio, Small Cap Growth Portfolio, Short Duration Bond Portfolio, and Socially Responsive Portfolio (collectively, the “Funds”).  The Funds commenced operations on, respectively, May 1, 2014, February 28, 1989, September 10, 1984, November 3, 1997, April 29, 2005, March 22, 1994, November 3, 1997, August 22, 2001, September 10, 1984, July 12, 2002, and February 18, 1999.

(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $384,700 and $413,700 for the fiscal years ended 2013 and 2014, respectively.
 (b) Audit-Related Fees
The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2013 and 2014, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2013 and 2014, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $83,850 and $100,350 for the fiscal years ended 2013 and 2014, respectively.  The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies ("PFICS"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provsions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2013 and 2014, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

 (d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2013 and 2014, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2013 and 2014, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $83,850 and $100,350 for the fiscal years ended 2013 and 2014, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $138,960 and $139,960 for the fiscal years ended 2013 and 2014, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.
The complete schedule of investments for each series is disclosed in the Registrant's annual reports, which are included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.
(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and Treasurer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)	(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSRS, Investment Company Act file number 811-00582 (filed May 6, 2013).

	(2)	The certifications required by Rule 30a-2(a) under the Act, are attached hereto.

	(3)	Not applicable to the Registrant.

(b)
The certification required by Rule 30a-2(b) under the Act, Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (“Exchange Act”), and Section 1350 of Chapter 63 of Title 18 of the

United States Code are attached hereto.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date:	February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date:	February 27, 2015

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date:	February 27, 2015